                               PRESIDENT'S LETTER


Dear Shareholder,
December 31, 2000


Thank you for investing in the Aetna Variable Portfolios. We are pleased to bring you this annual report on the portfolios you have chosen to help you along the road to your investment goals.

The twelve months ended December 31, 2000 witnessed enormous volatility in the U.S. stock markets. With low inflation and unemployment levels and strong stock market momentum, the year 2000 started out with great promise. By the end of March, however, stock prices began to drop significantly while oil prices and the Federal Reserve's short-term interest rate target began to climb. Over the course of the year the Fed funds rate climbed a full percentage point, through a series of increases. While technology stocks in particular were hit hard, most major markets indices declined during the 12-month period (the S&P 500, off 9.11%; NASDAQ, down 39.29%; and the Dow Jones Industrial Average, down 4.65%).

The adversity experienced by U.S. equity investors in 2000 provided concrete evidence that there are significant risks involved in stock market exposure. This is a fact of life that had become increasingly easier to overlook after a five-year track record of 20%-plus total returns for the S&P 500. At the start of this new year and despite a slowing economy, employment levels remain high, inflation is low, and the U.S. economy is moving into its 10th year of expansion. We believe the long-term promise of the United States, and its financial markets, is as bright as ever.

The Aetna Variable Portfolios and their advisor, Aeltus Investment Management, Inc., continuously strive to improve products and services for the benefit of the shareholders. Here are some highlights of our recent efforts:


  .
     On December 13, 2000, AETNA FINANCIAL SERVICES (including Aeltus Investment Management, Inc.) AND AETNA INTERNATIONAL WERE SOLD TO ING GROEP N.V., thereby making us a part of one of the 15 largest financial services companies in the world based on revenue and other key measures.


  .
     AETNA GET PORTFOLIOS H, I, J, AND K, all enjoyed successful offerings, as investors committed more than $458 million to these portfolios on a collective basis. GET L is open for deposit until March 14, 2001. These funds are designed to appeal to a broad range of investors seeking preservation of principal with upside market potential.

As 2000 draws to a close and we move into a new year, under a new corporate umbrella and expanded opportunities to offer you even more investment choices and flexibility, we want to reaffirm our commitment to bring you the best of products and services. Again, we greatly appreciate and value your continued confidence and support in the Aetna Variable Portfolios.



Sincerely,
LOGO
J. Scott Fox
President
Aetna Variable Portfolios
                                                                            i

TABLE OF CONTENTS

President's Letter.....................................................i
INDEX PLUS PORTFOLIOS:
Investment Review......................................................1
Portfolios of Investments:
 Aetna Index Plus Large Cap VP.........................................7
 Aetna Index Plus Mid Cap VP...........................................14
 Aetna Index Plus Small Cap VP.........................................20
Statements of Assets and Liabilities...................................28
Statements of Operations...............................................29
Statements of Changes in Net Assets....................................30
Notes to Financial Statements..........................................33
Financial Highlights...................................................37
Independent Auditors' Report...........................................40
Additional Information.................................................41
GENERATION PORTFOLIOS:
Investment Review......................................................43
Portfolios of Investments:
 Aetna Ascent VP.......................................................49
 Aetna Crossroads VP...................................................55
 Aetna Legacy VP.......................................................62
Statements of Assets and Liabilities...................................69
Statements of Operations...............................................70
Statements of Changes in Net Assets....................................71
Notes to Financial Statements..........................................74
Financial Highlights...................................................80
Independent Auditors' Report...........................................83
Additional Information.................................................84

LOGO

                                    [GRAPH]

INDEX PLUS LARGE CAP VP                  09/16/96   09/30/96   12/31/96                               12/31/97
Aetna Index Plus Large Cap VP     1        10,000     10,069     10,964   11,246    13,272    14,285    14,680   16,759   17,420
S&P 500 Index                     1        10,000     10,276     11,053   10,834    13,067    14,045    14,448   16,464   17,007


INDEX PLUS LARGE CAP VP                     12/31/98                            12/31/99                             12/31/2000
Aetna Index Plus Large Cap VP      15,728   19,319    20,374   21,676   20,503    24,013   24,669   23,892   23,736      21,751
S&P 500 Index                      15,315   18,577    19,502   20,877   19,572    22,485   23,000   22,388   22,171      20,435


LOGO

                                    [GRAPH]

INDEX PLUS MID CAP VP                    12/16/97    12/31/97                             12/31/98
Aetna Index Plus Mid Cap VP      1         10,000      10,348   11,459   11,339   9,958     12,862   12,029   13,511   12,468
S&P Midcap 400 Index             1         10,000      10,390   11,535   11,288   9,655     12,377   11,587   13,228   12,116


INDEX PLUS MID CAP VP              12/31/99                             12/31/2000
Aetna Index Plus Mid Cap VP          14,894   17,128   16,910   18,798      17,861
S&P Midcap 400 Index                 14,199   16,001   15,473   17,353      16,685


                                                               See Definition of

Terms.                                                                      1

LOGO

                                    [GRAPH]

INDEX PLUS SMALL CAP VP                   12/19/97     12/31/97                             12/31/98
Aetna Index Plus Small Cap VP      2        10,000       10,430   11,441   10,901   8,749     10,289    9,423   10,686   10,248
S&P Smallcap 600 Index             2        10,000       10,403   11,555   11,040   8,731     10,268    9,345   10,786   10,264


INDEX PLUS SMALL CAP VP             12/31/99                                12/31/2000
Aetna Index Plus Small Cap VP         11,400    11,703    11,745    12,163      12,518
S&P Smallcap 600 Index                11,543    12,215    12,338    12,745      12,906

                               Average Annual Total Returns
                           for the year ended December 31, 2000*

---------------------------------------------------------------------------------------------
        Index Plus Large Cap VP           Index Plus Mid Cap VP    Index Plus Small Cap VP

---------------------------------------------------------------------------------------------
     1 Year             Inception         1 Year     Inception      1 Year      Inception
---------------------------------------------------------------------------------------------
     -9.41%               19.86%          19.91%       21.01%       9.82%         7.68%
---------------------------------------------------------------------------------------------


*Total Return is calculated including reinvestment of income and capital gain distributions. Performance does not take into account any separate account charges imposed by Aetna. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                              AETNA INDEX PLUS VPS

HOW DID THE PORTFOLIOS PERFORM DURING THE PERIOD?

The performance listed below for the Index Plus VPs (Index Plus Large Cap, Index Plus Mid Cap and Index Plus Small Cap) and their respective benchmarks is for the year ended December 31, 2000:

                                 PORTFOLIO                                BENCHMARK INDEX
INDEX PLUS PORTFOLIOS              RETURN    BENCHMARK INDEX                   RETURN
Index Plus Large Cap               -9.41%    S&P 500 Index (a)                 -9.11%
Index Plus Mid Cap                 19.41%    S&P MidCap 400 Index (b)          17.51%
Index Plus Small Cap                9.82%    S&P SmallCap 600 Index (c)        11.80%

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIOS?

Mid and small cap stocks significantly outperformed large cap stocks in 2000. The Standard & Poor's (S&P) 500 Index lost 9.11%, while the S&P MidCap 400 Index returned 17.51% and the S&P SmallCap 600 Index returned 11.80% during the period. The relative underperformance of large cap stocks was principally due to poor performance from the technology sector. ("Market cap" - or market capitalization - is the value of a company based on the market price of its stock. Market cap is calculated by multiplying the number of shares outstanding by the current price of a single share.)

Large cap technology stocks had been taken to extreme valuations as measured by their price to earnings ratios in late 1999. In

2 See Definition of Terms.

2000, however, investors became markedly less willing to support those high valuations due to concerns about whether the aggressive earnings growth rates assumed for technology stocks can be realized given the adverse economic impact of the Federal Reserve's restrictive monetary policy. In this less optimistic environment, extreme volatility and sharp corrections have marked the large cap market. Mid and small cap stocks did not reach the extreme valuations in 1999 seen in the large cap portion of the market. Thus they have benefited from their relative attractiveness as investors have reduced their allocations to large cap stocks.

The themes behind the difference in equity returns by market cap have also been responsible for the difference in equity returns between growth and value stocks. (Growth stocks are those with a record or anticipation of above-average earnings growth. Value stocks are those that appear undervalued in relation to the company's assets and earnings.) While growth stocks sharply outperformed value stocks in late 1999, value stocks have significantly outperformed growth stocks in 2000. While growth stocks typically perform well during economic downturns as investors seek companies with reliable earnings, the extremely rich valuations placed on growth stocks in 1999 hampered their performance in 2000.

WHAT INVESTMENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE OVER THE PAST YEAR?

Index Plus Large Cap: The quantitative model used to manage this Portfolio provided good discrimination between stocks with high relative returns and those with low relative returns. The model's factors relating to equity analyst's earnings estimates and price momentum were particularly effective in the first half of the period. In the latter half of the period the model's value factor -- the price/earnings factor -- performed well. (The Price/Earnings multiple, or P/E, is calculated by dividing the price of one share by the earnings per share generated by the firm. A measure of the attractiveness of a particular security, the P/E ratio gives investors an idea of how much they are paying for earning power.)

During the period, the Portfolio's security selection focused mainly in the communication services and technology sectors. Within communication services the Portfolio benefited from its underweights in AT&T and WorldCom. Within the technology sector, the Portfolio benefited from its underweight in Lucent and overweights in Nortel and Texas Instruments. Within technology, the Portfolio was hurt by its overweights in Intel, QUALCOMM and Microsoft.

As the period progressed, based on our model's individual ranking of each stock in the S&P 500 Index, the Portfolio's weightings in technology and consumer cyclicals were reduced in favor of increased positions in consumer staples and health care.

Index Plus Mid Cap: The Portfolio outperformed the S&P MidCap 400 Index during the period. The quantitative model used to manage this Portfolio provided good discrimination between stocks with high relative returns and those with low relative returns. The model's factors relating to equity analyst's earnings estimates and price momentum were particularly effective in the first half of the period. In the latter half of the period, the model's value factor -- the price/earnings factor -- performed well.

Performance was helped by the model's security selection in the technology sector with overweights in Siebel Systems, Intuit, and VERITAS Software. The Portfolio was hurt by its overweight in 3Com, Comdisco, and Legato Systems. As the period progressed, based on our model's individual ranking of each stock in the Index the Portfolio's weightings in consumer cyclicals and technology were reduced in favor of increased positions in health care and utilities.

Index Plus Small Cap: The Portfolio under-performed the S&P SmallCap 600 Index during the period. The quantitative model used to manage this Portfolio through May provided very poor discrimination between stocks with high relative returns and those with low relative returns. We subsequently made changes to the model for the second half of the year. Changes to the model resulted in the Portfolio significantly outperforming the Index during the second half of the year. The new model's factors relating to change in shares outstanding and price to free cash flow were particularly effective.

The Portfolio's outperformance in the second half of the year was primarily due to individual security selection, particularly in the health care and consumer cyclical sectors. Within health care the Portfolio benefited from its overweights in Vertex Pharmaceuticals Inc., Protein Design Labs Inc., and Universal Health Services. The Portfolio was hurt by its underweight in IDEC Pharmaceuticals Inc. Within the consumer cyclical sector, the Portfolio benefited from its overweights in Timberland and NVR Inc.
                                                               See Definition of

Terms.                                                                      3

As the period progressed, based on our model's individual ranking of each stock in the Index, the Portfolio's weightings in technology was reduced in favor of increased positions in health care, financials and energy.

WHAT IS YOUR OUTLOOK GOING FORWARD?

Recent equity market performance has reduced the significant valuation gap that existed between the very high P/E's in the technology sector and the rest of the market. This has diminished a large risk facing the market. The other significant macroeconomic risk facing equity markets, the risk of a severe economic downturn, also appears to have been mitigated by the Federal Reserve's (Fed's) success in slowing the economy to a sustainable growth rate. In fact, it now appears the Fed is likely to lower interest rates in 2001. Thus the overall outlook for equities has become more positive as we enter the new year.



INDEX PLUS LARGE CAP:

                                % OF EQUITY    % OF     OVER/(UNDER)
SECTOR                          INVESTMENTS   S&P 500     WEIGHTING
Basic Materials                     1.9%        2.3%       (0.4)%
Capital Goods                       9.7%        8.7%        1.0 %
Communication Services              4.3%        5.9%       (1.6)%
Consumer Cyclicals                  5.5%        8.0%       (2.5)%
Consumer Staples                   10.8%       10.9%       (0.1)%
Energy                              7.6%        6.2%          1.4%
Financials                         17.0%       17.3%       (0.3)%
Health Care                        15.6%       13.0%        2.6 %
Technology                         22.1%       23.5%       (1.4)%
Transportation                      0.7%        0.7%           --
Utilities                           4.8%        3.5%        1.3 %


                                 % OF NET
TOP FIVE EQUITY HOLDINGS          ASSETS
General Electric Co.               4.1%
Exxon Mobil Corp.                  3.3%
Pfizer, Inc.                       3.2%
Cisco Systems Inc.                 2.3%
Microsoft Corp.                    2.0%




4 See Definition of Terms.

INDEX PLUS MID CAP:

                                % OF EQUITY    % OF S&P    OVER/(UNDER)
SECTOR                          INVESTMENTS   MIDCAP 400     WEIGHTING
Basic Materials                     3.3%         3.8%         (0.5)%
Capital Goods                       6.7%         6.9%         (0.2)%
Communication Services              1.1%         1.7%         (0.6)%
Consumer Cyclicals                 11.4%        14.3%         (2.9)%
Consumer Staples                    7.7%         7.9%         (0.2)%
Energy                              8.2%         6.9%          1.3 %
Financials                         14.1%        15.2%         (1.1)%
Health Care                        14.5%        12.3%          2.2 %
Technology                         22.3%        21.4%          0.9 %
Transportation                      1.5%         2.0%         (0.5)%
Utilities                           9.2%         7.6%          1.6 %




                                   % OF NET
TOP FIVE EQUITY HOLDINGS            ASSETS
Millennium Pharmaceuticals, Inc.     1.9%
Waters Corp.                         1.5%
Concord EFS, Inc.                    1.3%
IDEC Pharmaceuticals Corp.           1.3%
Rational Software Corp.              1.2%


INDEX PLUS SMALL CAP:

                                % OF EQUITY     % OF S&P     OVER/(UNDER)
SECTOR                          INVESTMENTS   SMALLCAP 600     WEIGHTING
Basic Materials                     2.6%          4.1%           (1.5)%
Capital Goods                      12.3%         12.8%           (0.5)%
Communication Services              0.4%          0.3%             0.1%
Consumer Cyclicals                 18.1%         18.2%          (0.1)%
Consumer Staples                   10.4%          9.8%             0.6%
Energy                             10.0%          6.9%             3.1%
Financials                         13.2%         12.7%             0.5%
Health Care                        13.2%         11.5%             1.7%
Technology                         12.9%         16.6%           (3.7)%
Transportation                      2.4%          2.8%           (0.4)%
Utilities                           4.5%          4.3%             0.2%


                                    % OF NET
TOP FIVE EQUITY HOLDINGS             ASSETS
Universal Health Services, Inc.       1.5%
Fidelity National Financial, Inc.     1.2%
Newfield Exploration Co.              0.9%
Timberland Co. (The)                  0.9%
Cross Timbers Oil Co.                 0.9%

The opinions expressed reflect those of the portfolio manager only through December 31, 2000. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Portfolios are subject to change.
                                                               See Definition of

Terms.                                                                      5

DEFINITION OF TERMS

(a)
  The S&P 500 is the Standard & Poor's 500 Index. Performance is calculated on a total return basis and dividends are reinvested, as reported by Frank
  Russell Company.
(b)The Standard & Poor's (S&P) MidCap 400 Index is an unmanaged index used to measure stock market performance composed of companies with a weighted average market value of $3.6 billion. Performance is calculated on a total return basis and dividends are reinvested, as reported by Frank Russell
  Company.
(c)
  The Standard & Poor's (S&P) SmallCap 600 Index is an unmanaged index used to measure stock market performance composed of companies with a weighted average market value of $903 million. Performance is calculated on a total return basis and dividends are reinvested, as reported by Frank Russell
  Company.

The unmanaged indices described above are not available for individual investment.

INDEX PLUS PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2000
INDEX PLUS LARGE CAP


                                       NUMBER OF             MARKET
                                         SHARES
                                                              VALUE
                                      --------------     -----------------
COMMON STOCKS (97.6%)
AEROSPACE/DEFENSE (1.3%)
Boeing Co. .........................       150,900             9,959,400
General Dynamics Corp. .............        33,500             2,613,000
Goodrich (B.F.) Co. ................        11,800               429,225
Lockheed Martin Corp. ..............        73,200             2,485,140
Northrop Grumman Corp. .............        11,800               979,400
                                                              16,466,165
                                                         -----------------
AGRICULTURE (0.1%)
Archer-Daniels-Midland Co. .........        61,845               927,675
                                                         -----------------
AIR FREIGHT (0.1%)
FedEx Corp. + ......................        30,300             1,210,788
                                                         -----------------
AIRLINES (0.3%)
Delta Air Lines, Inc. ..............        20,900             1,048,919
Southwest Airlines Co. .............        85,212             2,857,158
                                                               3,906,077
                                                         -----------------
ALUMINUM (0.2%)
Alcoa Inc. .........................        89,800             3,008,300
                                                         -----------------
AUTO PARTS & EQUIPMENT (0.1%)
Genuine Parts Co. ..................        15,500               405,906
Snap-On, Inc. ......................         5,100               142,163
TRW, Inc. ..........................        11,500               445,625
Visteon Corp. ......................        22,300               256,450
                                                               1,250,144
                                                         -----------------
AUTOMOBILES (0.6%)
Ford Motor Co.......................       194,000             4,546,875
General Motors Corp. + .............        59,100             3,010,406
                                                               7,557,281
                                                         -----------------
BANKS - MAJOR REGIONAL (4.2%)
AmSouth Bancorporation .............        40,800               622,200
Bank of New York Co., Inc. .........        78,300             4,321,181
Bank One Corp. .....................       119,900             4,391,338
BB&T Corp. .........................        38,400             1,432,800
Comerica, Inc. .....................        22,950             1,362,656
Fifth Third Bancorp ................        63,300             3,782,175
Firstar Corp. ......................        92,000             2,139,000
Fleet Boston Financial Corp. .......        95,800             3,598,488
Huntington Bancshares Inc. .........        26,710               432,368
KeyCorp ............................        45,000             1,260,000
Mellon Financial Corp. .............        51,800             2,547,913
National City Corp. ................        58,700             1,687,625
Northern Trust Corp. ...............        26,000             2,120,625
Old Kent Financial Corp. ...........        12,600               551,250
PNC Financial Services Group .......        30,800             2,250,325
Regions Financial Corp. ............        10,900               297,706
SouthTrust Corp. ...................        22,400               911,400
State Street Corp. .................        20,100             2,496,621
Summit Bancorp .....................        16,300               622,456
Suntrust Banks, Inc. ...............        30,500             1,921,500
Synovus Financial Corp. ............        26,300               708,456
U.S. Bancorp .......................        71,600             2,089,825
                                       NUMBER OF             MARKET
                                         SHARES
                                                              VALUE
                                      --------------     -----------------

BANKS - MAJOR REGIONAL (CONTINUED)
Union Planters Corp. ...............        13,200               471,900
Wachovia Corp. .....................        21,600             1,255,500
Wells Fargo & Co. ..................       170,900             9,516,994
                                                              52,792,302
                                                         -----------------
BANKS - MONEY CENTER (1.5%)
Bank of America Corp. ..............       170,500             7,821,687
Chase Manhattan Corp. (The) ........       135,200             6,143,150
First Union Corp. ..................        61,500             1,710,469
J.P. Morgan & Co. ..................        21,500             3,558,250
                                                              19,233,556
                                                         -----------------
BEVERAGES - ALCOHOLIC (0.4%)
Anheuser-Busch Co., Inc. ...........        96,100             4,372,550
Brown-Forman Corp. + ...............         3,600               239,400
Coors (Adolph) Co. .................         4,900               393,531
                                                               5,005,481
                                                         -----------------
BEVERAGES - NON-ALCOHOLIC (1.3%)
Coca-Cola Co. (The) ................       259,400            15,807,187
Coca-Cola Enterprises Inc. .........        39,900               758,100
                                                              16,565,287
                                                         -----------------
BIOTECHNOLOGY (0.8%)
Amgen, Inc. + ......................       107,500             6,873,281
Biogen, Inc. + .....................        13,400               804,838
Chiron Corp. + .....................        19,100               849,950
MedImmune, Inc. + ..................        34,800             1,659,525
                                                              10,187,594
                                                         -----------------
BROADCASTING - TV, RADIO & CABLE (0.4%)
Clear Channel Communications, Inc. +        36,700             1,777,656
Comcast Corp. - Class A Special + ..        90,600             3,782,550
                                                               5,560,206
                                                         -----------------
BUILDING MATERIALS GROUP (0.1%)
Masco Corp. ........................        29,000               744,938
                                                         -----------------
CHEMICALS (0.7%)
Air Products and Chemicals, Inc. ...        24,500             1,004,500
Du Pont (E.I.) de Nemours ..........       110,700             5,348,194
Eastman Chemical Co. ...............        11,500               560,625
Praxair, Inc. ......................        14,300               634,563
Rohm & Haas Co. ....................         9,700               352,231
Union Carbide Corp. ................        12,500               672,656
                                                               8,572,769
                                                         -----------------
CHEMICALS - DIVERSIFIED (0.1%)
Engelhard Corp. ....................        11,800               240,425
FMC Corp. + ........................         4,900               351,269
                                                                 591,694
                                                         -----------------
CHEMICALS - SPECIALITY (0.1%)
Ecolab, Inc. .......................        12,300               531,206
Great Lakes Chemical Corp. .........         5,400               200,813
Hercules, Inc. .....................        11,400               217,313
International Flavors & Fragrances,
 Inc................................         9,200               186,875
Sigma-Aldrich Corp. ................         8,100               318,431
                                                               1,454,638
                                                         -----------------


     See Notes to Portfolio of Investments.                                    7

INDEX PLUS PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2000
INDEX PLUS LARGE CAP (CONTINUED)

                                       NUMBER OF             MARKET
                                         SHARES
                                                              VALUE
                                      --------------     -----------------
COMMUNICATIONS EQUIPMENT (2.2%)
ADC Telecommunications, Inc. + .....       115,300             2,089,813
Andrew Corp. + .....................         9,600               208,800
Comverse Technology, Inc. + ........        15,900             1,727,138
Corning, Inc. ......................        91,800             4,848,187
Nortel Networks Corp. ..............       325,400            10,433,137
QUALCOMM Inc. + ....................        78,300             6,435,281
Scientific-Atlanta, Inc. ...........        23,400               761,963
Tellabs, Inc. + ....................        25,700             1,452,050
                                                              27,956,369
                                                         -----------------
COMPUTERS - HARDWARE (3.4%)
Compaq Computer Corp. ..............       181,600             2,733,080
Dell Computer Corp. + ..............       271,600             4,736,025
Gateway, Inc. + ....................        37,300               671,027
Hewlett-Packard Co. ................       124,100             3,916,906
International Business Machines
 Corp...............................       188,100            15,988,500
NCR Corp. + ........................         9,400               461,775
Palm, Inc. + .......................        59,100             1,673,269
Sun Microsystems, Inc. + ...........       447,000            12,460,125
                                                              42,640,707
                                                         -----------------
COMPUTERS - NETWORKING (2.6%)
Avaya Inc. + .......................        27,700               285,656
Cabletron Systems, Inc. + ..........        26,300               396,144
Cisco Systems, Inc. + ..............       745,500            28,515,375
Network Appliance, Inc. + ..........        53,700             3,449,386
                                                              32,646,561
                                                         -----------------
COMPUTERS - PERIPHERALS (1.7%)
EMC Corp. + ........................       300,800            20,003,200
Lexmark International Group, Inc. +         12,900               571,631
                                                              20,574,831
                                                         -----------------
COMPUTERS SOFTWARE/SERVICES (5.6%)
Adobe Systems, Inc. ................        40,800             2,374,050
America Online, Inc. + .............       145,800             5,073,840
Autodesk, Inc. .....................         5,400               145,462
BMC Software, Inc. + ...............        25,800               361,200
BroadVision, Inc. + ................        26,700               315,394
Citrix Systems, Inc. + .............        20,800               468,000
Computer Associates International,
 Inc................................        62,000             1,209,000
Compuware Corp. + ..................        23,000               143,750
Intuit Inc. + ......................        21,600               851,850
Mercury Interactive Corp. + ........        12,000             1,083,000
Microsoft Corp. + ..................       563,600            24,446,150
Novell, Inc. + .....................        34,400               179,525
Oracle Corp. + .....................       766,000            22,261,875
PeopleSoft, Inc. + .................        39,600             1,472,625
Siebel Systems, Inc. + .............        72,900             4,929,862
VERITAS Software Corp. + ...........        42,900             3,753,750
Yahoo! Inc. + ......................        34,500             1,040,930
                                                              70,110,263
                                                         -----------------
CONSTRUCTION (0.0%)
Vulcan Materials Co. ...............         9,400               450,025
                                                         -----------------
                                       NUMBER OF             MARKET
                                         SHARES
                                                              VALUE
                                      --------------     -----------------
CONSUMER FINANCE (0.9%)
Capital One Financial Corp. ........        17,400             1,145,137
Countrywide Credit Industries, Inc.         16,900               849,225
Household International, Inc. ......        56,800             3,124,000
MBNA Corp. .........................       101,600             3,752,850
Providian Financial Corp. ..........        29,900             1,719,250
                                                              10,590,462
                                                         -----------------
CONTAINERS - METAL & GLASS (0.0%)
Ball Corp. .........................         2,800               128,975
                                                         -----------------
CONTAINERS/PACKAGING - PAPER (0.1%)
Bemis Co., Inc. ....................         4,900               164,456
Pactiv Corp. + .....................        15,900               196,763
Temple-Inland Inc. .................         4,600               246,675
                                                                 607,894
                                                         -----------------
DISTRIBUTORS - FOOD & HEALTH (0.6%)
Cardinal Health, Inc. ..............        29,600             2,948,900
McKesson HBOC, Inc. ................        25,000               897,250
SUPERVALU, Inc. ....................        10,900               151,237
Sysco Corp. ........................       111,800             3,354,000
                                                               7,351,387
                                                         -----------------
ELECTRIC COMPANIES (2.8%)
Allegheny Energy, Inc. .............        11,700               563,794
Ameren Corp. .......................        17,100               791,944
American Electric Power Co., Inc. ..        32,160             1,495,440
Cinergy Corp. ......................        21,900               769,237
CMS Energy Corp. ...................         9,700               307,369
Consolidated Edison, Inc. ..........        20,900               804,650
Constellation Energy Group .........        15,900               716,494
Dominion Resources, Inc. ...........        32,795             2,197,265
DTE Energy Co. .....................        13,800               537,338
Duke Energy Corp. ..................        62,500             5,328,125
Edison International Inc. ..........        40,700               635,937
Entergy Corp. ......................        37,400             1,582,487
Exelon Corp. .......................        54,112             3,799,204
FirstEnergy Corp. ..................        22,100               697,531
FPL Group, Inc. ....................        26,700             1,915,725
Niagara Mohawk Holdings Inc. + .....        16,800               280,350
NiSource Inc. ......................        12,600               387,450
PG&E Corp. .........................        65,000             1,300,000
Pinnacle West Capital Corp. ........        11,700               557,213
PPL Corp. ..........................        24,700             1,116,131
Progress Energy, Inc. ..............        21,900             1,077,206
Public Service Enterprise Group,
 Inc................................        26,100             1,269,112
Reliant Energy Inc. ................        47,300             2,048,681
Southern Co. .......................        69,000             2,294,250
TXU Corp. ..........................        35,667             1,580,494
Xcel Energy, Inc. ..................        40,300             1,171,219
                                                              35,224,646
                                                         -----------------
ELECTRICAL EQUIPMENT (4.7%)
Cooper Industries, Inc. ............         8,900               408,844
Emerson Electric Co. ...............        44,300             3,491,394
General Electric Co. ...............     1,057,100            50,674,731


8 See Notes to Portfolio of Investments.

                                       NUMBER OF             MARKET
                                         SHARES
                                                              VALUE
                                      --------------     -----------------

ELECTRICAL EQUIPMENT (CONTINUED)
Molex, Inc. ........................         8,700               308,850
Power-One, Inc. + ..................        10,900               428,506
Rockwell International Corp. .......        22,000             1,047,750
Sanmina Corp. + ....................        18,500             1,417,562
Symbol Technologies, Inc. ..........        15,500               558,000
                                                              58,335,637
                                                         -----------------
ELECTRONICS - COMPONENT DIST. (0.0%)
Grainger (W.W.), Inc. ..............         8,800               321,200
                                                         -----------------
ELECTRONICS - DEFENSE (0.1%)
Raytheon Co. .......................        23,900               742,394
                                                         -----------------
ELECTRONICS - INSTRUMENTS (0.3%)
Agilent Technologies, Inc. .........        47,500             2,600,625
PerkinElmer, Inc. ..................         8,400               882,000
Tektronix, Inc. ....................        15,700               528,894
                                                               4,011,519
                                                         -----------------
ELECTRONICS - SEMICONDUCTORS (4.1%)
Adaptec, Inc. + ....................        13,600               139,400
Advanced Micro Devices, Inc. + .....        46,600               643,663
Altera Corp. + .....................        59,400             1,562,963
Analog Devices, Inc. + .............        60,700             3,107,081
Broadcom Corp. - Class A + .........        16,000             1,344,000
Intel Corp. ........................       710,900            21,371,431
JDS Uniphase Corp. + ...............       100,900             4,206,269
Linear Technology Corp. ............        52,600             2,432,750
LSI Logic Corp. + ..................        32,600               557,134
Maxim Integrated Products, Inc. + ..        41,400             1,979,437
Micron Technology, Inc. + ..........        60,000             2,130,000
QLogic Corp. + .....................         9,600               739,200
Texas Instruments, Inc. ............       183,000             8,669,625
Vitesse Semiconductor Corp. + ......        19,200             1,062,000
Xilinx, Inc. + .....................        21,000               968,625
                                                              50,913,578
                                                         -----------------
ENTERTAINMENT (1.6%)
Time Warner, Inc. ..................       128,800             6,728,512
Viacom, Inc. - Class B + ...........       144,200             6,741,350
Walt Disney Co. (The) + ............       220,300             6,374,931
                                                              19,844,793
                                                         -----------------
EQUIPMENT - SEMICONDUCTORS (0.4%)
Applied Materials, Inc. + ..........        50,900             1,943,744
KLA-Tencor Corp. + .................        27,100               912,931
Novellus Systems, Inc. + ...........        18,200               654,062
Teradyne, Inc. + ...................        26,800               998,300
                                                               4,509,037
                                                         -----------------
FINANCIAL - DIVERSIFIED (4.2%)
Ambac Financial Group, Inc. ........        17,600             1,026,300
American Express Co. ...............       140,600             7,724,212
CIT Group, Inc. (The) ..............        23,900               480,987
Citigroup Inc. .....................       477,371            24,375,757
Fannie Mae .........................       107,700             9,342,975
Freddie Mac ........................       116,600             8,030,825
Moody's Corp. ......................        16,100               413,569
                                       NUMBER OF             MARKET
                                         SHARES
                                                              VALUE
                                      --------------     -----------------

FINANCIAL - DIVERSIFIED (CONTINUED)
USA Education Inc. .................        17,200             1,169,600
                                                              52,564,225
                                                         -----------------
FOODS (2.0%)
Campbell Soup Co. ..................        41,900             1,450,788
ConAgra Foods, Inc. ................        53,000             1,378,000
General Mills, Inc. ................        29,900             1,332,419
Heinz (H.J.) Co. ...................        37,000             1,755,187
Hershey Foods Corp. ................         9,700               624,438
Kellogg Co. ........................        43,100             1,131,375
PepsiCo, Inc. ......................       152,500             7,558,281
Quaker Oats Co. ....................        15,300             1,489,837
Ralston Purina Group ...............        38,200               997,975
Sara Lee Corp. .....................        88,500             2,173,781
Unilever NV ........................        60,700             3,820,306
Wrigley (Wm.) Jr. Co. + ............         8,800               843,150
                                                              24,555,537
                                                         -----------------
FOOTWEAR (0.1%)
NIKE, Inc. - Class B ...............        18,200             1,015,788
Reebok International Ltd. + ........         9,700               265,198
                                                               1,280,986
                                                         -----------------
GAMING, LOTTERY, & PARI-MUTUEL (0.0%)
Harrah's Entertainment, Inc. + .....        15,000               395,625
                                                         -----------------
HARDWARE & TOOLS (0.0%)
Black & Decker Corp. ...............         8,200               321,850
Stanley Works (The) ................         8,200               255,738
                                                                 577,588
                                                         -----------------
HEALTH CARE - DRUGS (0.1%)
Alza Corp. + .......................        29,400             1,249,500
Watson Pharmaceuticals, Inc. + .....        10,900               557,944
                                                               1,807,444
                                                         -----------------
HEALTH CARE - DRUGS/PHARMACEUTICALS (7.7%)
Allergan, Inc. .....................        17,700             1,713,581
Eli Lilly & Co. ....................       119,900            11,158,194
Forest Laboratories, Inc. + ........        14,800             1,966,550
King Pharmaceuticals, Inc. + .......        28,300             1,462,756
Merck & Co., Inc. ..................       241,200            22,582,350
Pfizer, Inc. .......................       868,500            39,951,000
Pharmacia Corp. ....................       136,800             8,344,800
Schering-Plough Corp. ..............       155,200             8,807,600
                                                              95,986,831
                                                         -----------------
HEALTH CARE - HOSPITAL MANAGEMENT (0.4%)
HCA - The Healthcare Co. ...........        56,500             2,486,565
Tenet Healthcare Corp. + ...........        45,500             2,021,906
                                                               4,508,471
                                                         -----------------
HEALTH CARE - MANAGED CARE (0.4%)
Humana, Inc. + .....................        23,200               353,800
UnitedHealth Group Inc. ............        53,000             3,252,875
Wellpoint Health Networks, Inc. + ..         9,000             1,037,250
                                                               4,643,925
                                                         -----------------


     See Notes to Portfolio of Investments.                                    9

INDEX PLUS PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2000
INDEX PLUS LARGE CAP (CONTINUED)

                                       NUMBER OF             MARKET
                                         SHARES
                                                              VALUE
                                      --------------     -----------------
HEALTH CARE - MEDICAL
 PRODUCTS/SUPPLIES (1.6%)
Applera Corp-Applied Biosystem Group        34,800             3,273,375
Bard (C.R.) Inc. ...................         4,100               190,906
Bausch & Lomb, Inc. ................         5,000               202,188
Baxter International, Inc. .........        30,300             2,675,869
Becton, Dickinson & Co. ............        26,900               931,413
Biomet, Inc. .......................        19,050               756,047
Boston Scientific Corp. + ..........        39,100               535,181
Guidant Corp. + ....................        30,800             1,661,275
Medtronic, Inc. + ..................       124,500             7,516,687
St. Jude Medical, Inc. + ...........        11,600               712,675
Stryker Corp. ......................        26,600             1,345,694
                                                              19,801,310
                                                         -----------------
HEALTH CARE - SPECIAL SERVICES (0.1%)
HEALTHSOUTH Corp. + ................        65,600             1,070,100
                                                         -----------------
HEALTH CARE DIVERSIFIED (3.8%)
Abbott Laboratories ................       164,400             7,963,125
American Home Products Corp. .......       139,100             8,839,805
Bristol-Myers Squibb Co. ...........       207,500            15,342,031
Johnson & Johnson ..................       147,600            15,507,225
                                                              47,652,186
                                                         -----------------
HOMEBUILDING (0.1%)
Centex Corp. .......................         8,800               330,550
Kaufman & Broad Home Corp. .........         7,100               239,181
Pulte Corp. ........................         6,900               291,094
                                                                 860,825
                                                         -----------------
HOUSEHOLD FURNISHINGS & APPLIANCES (0.1%)
Leggett & Platt, Inc. ..............        18,600               352,238
Maytag Corp. .......................         7,200               232,650
Whirlpool Corp. ....................        11,800               562,712
                                                               1,147,600
                                                         -----------------
HOUSEHOLD PRODUCTS - NON-DURABLE (1.2%)
Clorox Co. .........................        25,000               887,500
Colgate-Palmolive Co. ..............        61,400             3,963,370
Kimberly-Clark Corp. ...............        57,500             4,064,675
Procter & Gamble Co. ...............        83,200             6,526,000
                                                              15,441,545
                                                         -----------------
HOUSEWARES (0.1%)
Fortune Brands, Inc. ...............        16,500               495,000
Newell Rubbermaid Inc. .............        24,400               555,100
Tupperware Corp. ...................         5,100               104,231
                                                               1,154,331
                                                         -----------------
INSURANCE - LIFE/HEALTH (0.9%)
AFLAC, Inc. ........................        45,000             3,248,437
American General Corp. .............        26,600             2,167,900
Jefferson-Pilot Corp. ..............        10,950               818,513
Lincoln National Corp. .............        31,800             1,504,537
MetLife, Inc. + ....................        81,600             2,856,000
Torchmark Corp. ....................        12,300               472,781
UnumProvident Corp. ................        23,900               642,313
                                                              11,710,481
                                                         -----------------
                                       NUMBER OF             MARKET
                                         SHARES
                                                              VALUE
                                      --------------     -----------------
INSURANCE - MULTI-LINE (2.5%)
American International Group, Inc. .       245,600            24,206,950
CIGNA Corp. ........................        25,500             3,373,650
Hartford Financial Services Group,
 Inc................................        37,900             2,676,687
Loews Corp. ........................        13,600             1,408,450
                                                              31,665,737
                                                         -----------------
INSURANCE - PROPERTY/CASUALTY (0.9%)
Allstate Corp. (The) ...............        76,500             3,332,531
Chubb Corp. ........................        21,700             1,877,050
Cincinnati Financial Corp. .........        23,200               917,850
MBIA, Inc. .........................        13,400               993,275
MGIC Investment Corp. ..............        17,700             1,193,644
Progressive Corp. ..................         7,100               735,737
SAFECO Corp. .......................        12,700               417,513
St. Paul Co., Inc. .................        22,800             1,238,325
                                                              10,705,925
                                                         -----------------
INSURANCE BROKERS (0.4%)
Aon Corp. ..........................        27,300               935,025
Marsh & McLennan Co., Inc. .........        32,800             3,837,600
                                                               4,772,625
                                                         -----------------
INVESTMENT BANKING/BROKERAGE (0.5%)
Charles Schwab Corp. ...............        86,800             2,462,950
Merrill Lynch & Co., Inc. ..........        50,500             3,443,469
                                                               5,906,419
                                                         -----------------
INVESTMENT MANAGEMENT (0.2%)
Franklin Resources, Inc. ...........        21,900               834,390
Price (T. Rowe) Associates, Inc. ...        10,700               452,242
Stilwell Financial, Inc. ...........        26,200             1,033,263
                                                               2,319,895
                                                         -----------------
LEISURE TIME - PRODUCTS (0.2%)
Brunswick Corp. ....................        11,900               195,606
Harley-Davidson, Inc. ..............        41,300             1,641,675
Hasbro, Inc. .......................        18,200               193,375
Mattel, Inc. .......................        45,300               654,132
                                                               2,684,788
                                                         -----------------
LODGING - HOTELS (0.1%)
Hilton Hotels Corp. ................        32,700               343,350
Marriott International, Inc. .......        23,000               971,750
                                                               1,315,100
                                                         -----------------
MACHINERY - DIVERSIFIED (0.4%)
Caterpillar, Inc. ..................        33,500             1,584,969
Deere & Co. ........................        24,900             1,140,731
Dover Corp. ........................        21,600               876,150
Ingersoll-Rand Co. .................        19,700               824,937
Timken Co. .........................         5,400                81,675
                                                               4,508,462
                                                         -----------------
MANUFACTURING - DIVERSIFIED (2.3%)
Crane Co. ..........................         6,200               176,313
Danaher Corp. ......................        14,900             1,018,787
Eaton Corp. ........................         9,400               706,762
Honeywell International Inc. .......        85,900             4,064,144
Illinois Tool Works, Inc. ..........        18,800             1,119,775


10 See Notes to Portfolio of Investments.

                                       NUMBER OF             MARKET
                                         SHARES
                                                              VALUE
                                      --------------     -----------------

MANUFACTURING - DIVERSIFIED (CONTINUED)
ITT Industries, Inc. ...............        14,600               565,750
Johnson Controls, Inc. .............        10,900               566,800
Minnesota Mining and Manufacturing
 Co. (3M) ..........................        40,900             4,928,450
Parker-Hannifin Corp. ..............        14,300               630,987
PPG Industries Inc. ................        17,900               828,994
Textron, Inc. ......................        15,200               706,800
Thermo Electron Corp. + ............        18,300               544,425
Tyco International Ltd. ............       240,300            13,336,650
                                                              29,194,637
                                                         -----------------
MANUFACTURING - SPECIALIZED (0.4%)
Avery Dennison Corp. ...............         9,900               543,263
Millipore Corp. ....................         6,800               428,400
Pall Corp. .........................        15,700               334,606
Sealed Air Corp. + .................         7,500               228,750
United Technologies Corp. ..........        49,000             3,852,625
                                                               5,387,644
                                                         -----------------
METALS MINING (0.0%)
Freeport-McMoRan Copper & Gold, Inc.
 +..................................        11,200                95,900
Phelps Dodge Corp. .................         7,000               390,688
                                                                 486,588
                                                         -----------------
MISCELLANEOUS METALS (0.1%)
Barrick Gold Corp. .................        37,500               614,250
Inco Ltd. + ........................        28,100               470,956
Placer Dome, Inc. ..................        31,500               303,188
                                                               1,388,394
                                                         -----------------
NATURAL GAS - DISTRIBUTION - PIPE LINE (1.4%)
Coastal Corp. (The) ................        29,700             2,622,881
Dynegy Inc. ........................        39,400             2,208,862
El Paso Energy Corp. ...............        27,700             1,984,012
Enron Corp. ........................        76,700             6,375,687
KeySpan Energy Corp. ...............        11,900               504,263
Kinder Morgan, Inc. ................        19,100               996,781
NICOR, Inc. ........................         4,200               181,388
ONEOK, Inc. ........................         2,900               139,563
Peoples Energy Corp. ...............         3,300               147,675
Sempra Energy ......................        34,700               806,775
Williams Co., Inc. (The) ...........        44,200             1,765,238
                                                              17,733,125
                                                         -----------------
OFFICE EQUIPMENT & SUPPLIES (0.1%)
Pitney Bowes, Inc. .................        23,100               765,188
                                                         -----------------
OIL (1.1%)
Royal Dutch Petroleum Co. ..........       227,600            13,784,025
                                                         -----------------
OIL & GAS - DRILLING & EQUIPMENT (0.9%)
Baker Hughes Inc. ..................        38,300             1,591,844
Halliburton Co. ....................        46,600             1,689,250
Nabors Industries, Inc. + ..........        18,200             1,076,530
Rowan Co., Inc. + ..................        13,400               361,800
Schlumberger, Ltd. .................        70,800             5,659,575
Transocean Sedco Forex Inc. ........        20,100               924,600
                                                              11,303,599
                                                         -----------------
                                       NUMBER OF             MARKET
                                         SHARES
                                                              VALUE
                                      --------------     -----------------
OIL & GAS - EXPLORATION/PRODUCTION (0.7%)
Anadarko Petroleum Corp. ...........        34,300             2,438,044
Apache Corp. .......................        17,800             1,247,113
Burlington Resources, Inc. .........        20,600             1,040,300
Devon Energy Corp. .................         8,300               506,051
EOG Resources, Inc. ................        15,800               864,063
Kerr-McGee Corp. ...................        13,500               903,656
Unocal Corp. .......................        35,800             1,385,012
                                                               8,384,239
                                                         -----------------
OIL & GAS - REFINING & MARKETING (0.1%)
Ashland Oil Inc. ...................         6,400               229,696
Sunoco, Inc. .......................        13,300               448,044
Tosco Corp. ........................        22,000               746,625
                                                               1,424,365
                                                         -----------------
OIL - DOMESTIC INTEGRATED (0.7%)
Amerada Hess Corp. .................        15,100             1,103,244
Conoco Inc. - Class B ..............        72,500             2,097,968
Occidental Petroleum Corp. .........        57,000             1,382,250
Phillips Petroleum Co. .............        42,200             2,400,125
USX-Marathon Group .................        53,000             1,470,750
                                                               8,454,337
                                                         -----------------
OIL - INTERNATIONAL INTEGRATED (4.0%)
Chevron Corp. ......................        68,300             5,767,081
Exxon Mobil Corp. ..................       472,600            41,086,663
Texaco, Inc. .......................        57,200             3,553,550
                                                              50,407,294
                                                         -----------------
PAPER & FOREST PRODUCTS (0.4%)
Boise Cascade Corp. ................         5,000               168,125
Georgia-Pacific Corp. ..............        20,500               638,062
International Paper Co. ............        30,100             1,228,456
Mead Corp. .........................         9,000               282,375
Westvaco Corp. .....................         9,400               274,363
Weyerhaeuser Co. ...................        27,100             1,375,325
Willamette Industries, Inc. ........         9,700               455,294
                                                               4,422,000
                                                         -----------------
PERSONAL CARE (0.4%)
Alberto-Culver Co. - Class B .......         3,100               132,719
Avon Products, Inc. ................        25,300             1,211,237
Gillette Co. .......................       110,200             3,980,975
                                                               5,324,931
                                                         -----------------
POWER PRODUCERS - INDEPENDENT (0.4%)
AES Corp. + ........................        48,600             2,691,225
Calpine Corp. + ....................        47,300             2,131,456
                                                               4,822,681
                                                         -----------------
PUBLISHING (0.1%)
Harcourt General, Inc. .............         8,800               503,360
McGraw-Hill Co., Inc. (The) ........        20,400             1,195,950
Meredith Corp. .....................         3,600               115,875
                                                               1,815,185
                                                         -----------------
PUBLISHING - NEWSPAPERS (0.3%)
Dow Jones & Co., Inc. ..............         8,100               458,662
Gannett Co., Inc. ..................        25,400             1,601,787


    See Notes to Portfolio of Investments.                                    11

INDEX PLUS PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2000
INDEX PLUS LARGE CAP (CONTINUED)

                                       NUMBER OF             MARKET
                                         SHARES
                                                              VALUE
                                      --------------     -----------------

PUBLISHING - NEWSPAPERS (CONTINUED)
Knight-Ridder, Inc. ................         7,900               449,313
New York Times Co. .................        20,300               813,269
Tribune Co. ........................        19,600               828,100
                                                               4,151,131
                                                         -----------------
RAILROADS (0.2%)
Burlington Northern Santa Fe Corp. .        41,100             1,163,644
Norfolk Southern Corp. .............        35,200               468,600
Union Pacific Corp. ................        26,300             1,334,725
                                                               2,966,969
                                                         -----------------
REIT DIVERSIFIED (0.1%)
Starwood Hotels & Resorts Worldwide,        32,900             1,159,725
 Inc................................
                                                         -----------------
RESTAURANTS (0.5%)
Darden Restaurants, Inc. ...........        12,500               285,937
McDonald's Corp. ...................       139,200             4,732,800
Starbucks Corp. + ..................        16,800               743,400
Tricon Global Restaurants, Inc. + ..        13,400               442,200
Wendy's International, Inc. ........        13,400               351,750
                                                               6,556,087
                                                         -----------------
RETAIL - BUILDING SUPPLIES (0.6%)
Home Depot, Inc. ...................       147,200             6,725,200
Sherwin-Williams Co. ...............        15,700               413,106
                                                               7,138,306
                                                         -----------------
RETAIL - COMPUTERS & ELECTRONICS (0.2%)
Best Buy Co., Inc. + ...............        30,900               913,481
Circuit City Stores - Circuit City
 Group..............................        21,800               250,700
RadioShack Corp. ...................        27,300             1,168,782
                                                               2,332,963
                                                         -----------------
RETAIL - DEPARTMENT STORES (0.5%)
Dillards, Inc. .....................         9,300               109,856
Federated Department Stores, Inc. +         19,800               693,000
J.C. Penney Co., Inc. ..............        16,500               179,438
Kohl's Corp. + .....................        38,300             2,336,300
May Department Stores Co. ..........        30,900             1,011,975
Sears, Roebuck & Co. ...............        55,500             1,928,625
                                                               6,259,194
                                                         -----------------
RETAIL - GENERAL MERCHANDISE CHAIN (1.5%)
Kmart Corp. + ......................        49,900               265,094
Target Corp. .......................        96,400             3,108,900
Wal-Mart Stores, Inc. ..............       284,400            15,108,750
                                                              18,482,744
                                                         -----------------
RETAIL - SPECIALITY (0.2%)
AutoZone, Inc. + ...................        12,000               342,000
Bed Bath & Beyond, Inc. + ..........        24,400               545,950
Office Depot, Inc. + ...............        30,500               217,313
Tiffany & Co. ......................        21,800               689,425
Toys "R" Us, Inc. + ................        19,200               320,400
                                                               2,115,088
                                                         -----------------
RETAIL SPECIALITY - APPAREL (0.1%)
The Limited, Inc. ..................        61,800             1,054,463
                                       NUMBER OF             MARKET
                                         SHARES
                                                              VALUE
                                      --------------     -----------------

RETAIL SPECIALITY - APPAREL (CONTINUED)
TJX Companies, Inc. ................        28,000               777,000
                                                               1,831,463
                                                         -----------------
RETAIL STORES - DRUG STORE (0.6%)
CVS Corp. ..........................        40,500             2,427,469
Walgreen Co. .......................       107,200             4,482,300
                                                               6,909,769
                                                         -----------------
RETAIL STORES - FOOD CHAINS (0.6%)
Albertson's, Inc. ..................        45,000             1,192,500
Kroger Co. (The) + .................        85,400             2,311,137
Safeway, Inc. + ....................        68,100             4,256,250
Winn-Dixie Stores, Inc. ............        14,000               271,250
                                                               8,031,137
                                                         -----------------
SAVINGS & LOAN COMPANIES (0.5%)
Charter One Financial, Inc. ........        19,740               569,993
Golden West Financial Corp. ........        23,600             1,593,000
Washington Mutual Financial Corp. ..        73,300             3,889,481
                                                               6,052,474
                                                         -----------------
SERVICES - ADVERTISING/MARKETING (0.1%)
Omnicom Group, Inc. ................        18,600             1,541,475
                                                         -----------------
SERVICES - COMMERCIAL & CONSUMER (0.2%)
Cendant Corp. + ....................        68,500               659,313
Convergys Corp. + ..................        19,200               870,000
H&R Block, Inc. ....................         8,800               364,100
IMS Health, Inc. ...................        26,300               710,100
                                                               2,603,513
                                                         -----------------
SERVICES - COMPUTER SYSTEMS (0.3%)
Computer Sciences Corp. + ..........        10,500               631,313
Electronic Data Systems Corp. ......        48,400             2,795,100
Sapient Corp. + ....................        17,200               205,325
                                                               3,631,738
                                                         -----------------
SERVICES - DATA PROCESSING (0.8%)
Automatic Data Processing, Inc. ....        67,000             4,241,937
Ceridian Corp. + ...................        14,500               289,094
Equifax, Inc. ......................        14,100               404,494
First Data Corp. ...................        49,200             2,592,225
Paychex, Inc. ......................        39,500             1,920,687
                                                               9,448,437
                                                         -----------------
SERVICES - EMPLOYMENT (0.1%)
Robert Half International, Inc. + ..        30,000               795,000
                                                         -----------------
SPECIALITY PRINTING (0.0%)
Deluxe Corp. .......................         7,100               179,417
RR Donnelley & Sons Co. ............        11,000               297,000
                                                                 476,417
                                                         -----------------
STEEL (0.0%)
Allegheny Technologies Inc. ........         3,700                58,738
Nucor Corp. ........................        10,200               404,812
                                                                 463,550
                                                         -----------------
TELEPHONE (3.8%)
BellSouth Corp. ....................       197,300             8,076,969
CenturyTel, Inc. ...................        13,400               479,050


12 See Notes to Portfolio of Investments.

                                       NUMBER OF             MARKET
                                         SHARES
                                                              VALUE
                                      --------------     -----------------

TELEPHONE (CONTINUED)
Qwest Communications International
 Inc. + ............................       175,500             7,195,500
SBC Communications, Inc. ...........       361,600            17,266,400
Verizon Communications .............       286,500            14,360,812
                                                              47,378,731
                                                         -----------------
TELEPHONE LONG DISTANCE (0.4%)
AT&T Corp. .........................       236,400             4,092,675
Global Crossing Ltd. + .............        57,000               815,812
                                                               4,908,487
                                                         -----------------
TEXTILES - APPAREL (0.1%)
Liz Claiborne, Inc. ................         8,100               337,163
VF Corp. ...........................        10,400               376,896
                                                                 714,059
                                                         -----------------
TOBACCO (1.1%)
Philip Morris Co. Inc. .............       302,300            13,301,200
UST, Inc. ..........................        16,100               451,806
                                                              13,753,006
                                                         -----------------
TRUCKS & PARTS (0.1%)
Navistar International Corp. + .....        10,000               261,875
PACCAR, Inc. .......................         9,300               458,025
                                                                 719,900
                                                         -----------------
WASTE MANAGEMENT (0.2%)
Allied Waste Industries, Inc. + ....        33,300               484,931
Waste Management, Inc. .............        64,500             1,789,876
                                                               2,274,807
                                                         -----------------
TOTAL COMMON STOCKS                                        1,218,827,536
 (COST $1,271,379,142)
                                                         -----------------
                                       PRINCIPAL
                                         AMOUNT
                                      --------------
SHORT-TERM INVESTMENTS (2.7%)
Federal Home Loan Mortgage
 Corp.,6.45%,01/02/01...............  $  5,000,000             5,000,000
Federal Home Loan Mortgage
 Corp.,5.43%,01/02/01...............    22,538,000            22,538,000
Federal Home Loan Mortgage
 Corp.,6.46%,01/02/01...............     6,000,000             6,000,000
TOTAL SHORT-TERM INVESTMENTS                                  33,538,000
 (COST $33,538,000)
                                                         -----------------
TOTAL INVESTMENTS
 (COST $1,304,917,142)(A)                                  1,252,365,536
OTHER ASSETS LESS LIABILITIES                                 (3,597,697  )
                                                         -----------------
TOTAL NET ASSETS                                          $1,248,767,839
                                                         -----------------

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $1,349,058,050. Unrealized gains and losses, based on identified tax cost at December 31, 2000, are as follows:

Unrealized gains..............................          $  101,296,009
Unrealized losses.............................           (197,988,523)
                                                ----------------------
 Net unrealized loss..........................          $ (96,692,514)
                                                ======================


+ Non-income producing security.

REIT - Real Estate Investment Trust

Category percentages are based on net assets.

    See Notes to Financial Statements.                                        13

INDEX PLUS PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2000
INDEX PLUS MID CAP


                                           NUMBER OF        MARKET VALUE
                                            SHARES
                                          -------------     --------------
COMMON STOCKS (96.5%)
AEROSPACE/DEFENSE (0.7%)
Newport News Shipbuilding, Inc. ........        5,800            301,600
Precision Castparts Corp. ..............        7,900            332,294
Sequa Corp. + ..........................          200              7,275
                                                                 641,169
                                                            --------------
AGRICULTURE (0.1%)
Universal Corp. ........................        2,100             73,500
                                                            --------------
AIR FREIGHT (0.8%)
Airborne, Inc. .........................          700              6,825
Atlas Air, Inc. + ......................        3,800            123,975
CNF Transportation, Inc. ...............          700             23,669
EGL, Inc. + ............................        5,100            122,081
Expeditors International of Washington,
 Inc....................................        8,200            440,237
                                                                 716,787
                                                            --------------
ALUMINUM (0.0%)
MAXXAM, Inc. + .........................          100              1,519
                                                            --------------
AUTO PARTS & EQUIPMENT (0.5%)
ArvinMeritor, Inc. .....................        5,125             58,297
Bandag, Inc. ...........................        2,800            113,575
Borg-Warner Automotive, Inc. ...........        1,800             72,000
Lear Corp. + ...........................        6,900            171,206
Modine Manufacturing Co. ...............        3,200             66,400
Superior Industries International, Inc.         1,100             34,719
                                                                 516,197
                                                            --------------
BANKS - REGIONAL (5.2%)
Associated Banc-Corp. ..................        6,770            205,639
Banknorth Group, Inc. ..................       15,500            309,031
City National Corp. ....................        4,800            186,300
Compass Bancshares Inc. ................       10,900            260,237
First Tennessee National Corp. .........       13,900            402,231
First Virginia Banks, Inc. .............        1,300             62,400
FirstMerit Corp. .......................        9,400            251,303
Greater Bay Bancorp ....................        4,200            172,200
Hibernia Corp. .........................       15,500            197,625
Marshall & Ilsley Corp. ................        3,900            198,237
Mercantile Bankshares Corp. ............        7,300            315,269
National Commerce Bancorporation .......       19,800            490,050
North Fork Bancorp, Inc. ...............       17,900            439,669
Pacific Century Financial Corp. ........        6,000            106,125
Provident Financial Group, Inc. ........        5,100            191,250
Silicon Valley Bancshares + ............        5,300            183,181
TCF Financial Corp. ....................        8,600            383,237
Westamerica Bancorporation .............        3,600            154,800
Wilmington Trust Corp. .................        3,100            192,394
Zions Bancorporation ...................        3,800            237,263
                                                               4,938,441
                                                            --------------
BEVERAGES - NON-ALCOHOLIC (0.3%)
Whitman Corp. ..........................       17,200            281,650
                                                            --------------
BIOTECHNOLOGY (6.3%)
COR Therapeutics, Inc. + ...............        5,800            204,088
                                           NUMBER OF        MARKET VALUE
                                            SHARES
                                          -------------     --------------
BIOTECHNOLOGY (CONTINUED)
Genzyme Corp. + ........................       10,200            917,362
Gilead Sciences, Inc. + ................        4,700            389,806
IDEC Pharmaceuticals Corp. + ...........        6,400          1,213,200
Incyte Genomics, Inc. + ................        8,100            201,488
Millennium Pharmaceuticals, Inc. + .....       28,500          1,763,437
Protein Design Labs, Inc. + ............        6,900            599,438
Vertex Pharmaceutical, Inc. + ..........        9,400            672,100
                                                               5,960,919
                                                            --------------
BROADCASTING - TV, RADIO & CABLE (1.9%)
Chris-Craft Industries, Inc. + .........        3,224            214,396
Emmis Communications Corp. - Class A + .        5,200            149,175
Hispanic Broadcasting Corp. + ..........       11,800            300,900
Univision Communications, Inc. + .......       21,500            880,156
Westwood One, Inc. + ...................       12,000            231,750
                                                               1,776,377
                                                            --------------
CELLULAR/WIRELESS TELECOMMUNICATIONS (0.5%)
Powerwave Technologies, Inc. + .........        6,400            374,400
Price Communications Corp. + ...........        5,100             85,744
                                                                 460,144
                                                            --------------
CHEMICALS (0.7%)
Airgas, Inc. + .........................        7,700             52,456
Cabot Corp. ............................       10,400            274,300
IMC Global, Inc. .......................        9,700            150,956
Lyondell Chemical Co. ..................        5,000             76,563
Solutia, Inc. ..........................       10,000            120,000
                                                                 674,275
                                                            --------------
CHEMICALS - DIVERSIFIED (0.1%)
Olin Corp. .............................        3,700             81,863
                                                            --------------
CHEMICALS - SPECIALITY (0.8%)
Albemarle Corp. ........................        3,600             89,100
Crompton Corp. .........................        8,400             88,200
Cytec Industries Inc. + ................        4,000            159,750
Ferro Corp. ............................        2,600             59,800
Fuller (H.B.) Co. ......................          600             23,672
Lubrizol Corp. (The) ...................        5,400            139,050
Minerals Technologies Inc. .............        2,200             75,212
RPM, Inc. ..............................        7,100             60,794
Schulman (A.), Inc. ....................          400              4,600
Valspar Corp. (The) ....................        1,700             54,706
                                                                 754,884
                                                            --------------
COMMUNICATIONS EQUIPMENT (1.8%)
ADTRAN, Inc. + .........................        4,900            104,125
Advanced Fibre Communications, Inc. + ..       10,400            187,850
ANTEC Corp. + ..........................        1,600             12,650
CommScope, Inc. + ......................        1,300             21,531
DSP Group, Inc. + ......................        3,800             79,978
Harris Corp. ...........................       10,800            330,750
L-3 Communications Holdings, Inc. + ....        4,200            323,400
MasTec, Inc. + .........................        5,000            100,000
Plantronics, Inc. + ....................        5,200            244,400
Polycom, Inc. + ........................        7,400            238,188


14 See Notes to Portfolio of Investments.

                                           NUMBER OF        MARKET VALUE
                                            SHARES
                                          -------------     --------------
COMMUNICATIONS EQUIPMENT (CONTINUED)
Sawtek, Inc. + .........................        1,900             87,756
                                                               1,730,628
                                                            --------------
COMPUTERS - HARDWARE (0.3%)
National Instruments Corp. + ...........        5,400            262,238
                                                            --------------
COMPUTERS - NETWORKING (0.7%)
3Com Corp. .............................       57,300            487,050
Avocent Corp. + ........................        5,400            145,800
                                                                 632,850
                                                            --------------
COMPUTERS - PERIPHERALS (0.7%)
Quantum Corporation - DLT & Storage
 Systems................................       23,500            312,844
SanDisk Corp. + ........................        7,100            197,025
Storage Technology Corp. + .............       16,200            145,800
                                                                 655,669
                                                            --------------
COMPUTERS SOFTWARE/SERVICES (6.1%)
Affiliated Computer Services, Inc. + ...        5,300            321,644
Cadence Design Systems, Inc. + .........       26,400            726,000
Electronic Arts, Inc. + ................        5,700            242,963
Galileo International, Inc. ............        9,100            182,000
Henry (Jack) & Associates, Inc. ........        5,700            354,112
Macromedia, Inc. + .....................        5,600            340,200
Macrovision Corp. ......................        6,600            488,503
Mentor Graphics Corp. + ................       10,900            299,069
Network Associates, Inc. + .............       14,300             59,881
NVIDIA Corp. + .........................        9,200            301,444
Rational Software Corp. + ..............       30,200          1,175,912
Retek Inc. + ...........................        4,700            114,563
Structural Dynamics Research Corp. + ...          800              8,000
Sybase, Inc. + .........................       14,400            285,300
Symantec Corp. + .......................        8,000            267,000
Synopsys, Inc. + .......................        6,300            298,856
Transaction Systems Architects, Inc. + .        1,100             12,719
Wind River Systems + ...................        7,400            252,525
                                                               5,730,691
                                                            --------------
CONSTRUCTION (0.2%)
Martin Marietta Materials, Inc. ........        4,700            198,810
                                                            --------------
CONSUMER - JEWELRY/NOVELTIES (0.2%)
Blyth, Inc. + ..........................        2,100             50,663
Lancaster Colony Corp. .................        3,600            101,025
                                                                 151,688
                                                            --------------
CONSUMER FINANCE (0.6%)
Americredit Corp. + ....................       10,200            277,950
PMI Group, Inc. (The) ..................        4,800            324,900
                                                                 602,850
                                                            --------------
CONTAINERS/PACKAGING - PAPER (0.2%)
Sonoco Products Co. ....................        9,780            211,493
                                                            --------------
DISTRIBUTORS - FOOD & HEALTH (0.7%)
AmeriSource Health Corp. + .............        8,300            419,150
Bergen Brunswig Corp. ..................       14,400            227,952
                                                                 647,102
                                                            --------------
ELECTRIC COMPANIES (6.9%)
ALLETE .................................        8,000            198,500
                                           NUMBER OF        MARKET VALUE
                                            SHARES
                                          -------------     --------------
ELECTRIC COMPANIES (CONTINUED)
Alliant Energy Corp. ...................       10,400            331,500
Black Hills Corp. ......................        3,100            138,725
Cleco Corp. ............................        2,200            120,450
Conectiv, Inc. .........................       12,025            241,252
DPL Inc. ...............................       14,200            471,262
DQE, Inc. ..............................        6,400            209,600
Energy East Corp. ......................       17,500            344,531
Hawaiian Electric Industries, Inc. .....        1,400             52,063
IDACORP, Inc. ..........................        6,200            304,187
IPALCO Enterprises,  Inc. ..............       11,700            282,994
Kansas City Power & Light Co. ..........        5,300            145,419
Montana Power Co. (The) ................       15,100            313,325
Northeast Utilities Corp. + ............       15,300            371,025
NSTAR ..................................        5,800            248,675
OGE Energy Corp. .......................        8,400            205,275
Potomac Electric Power Co. .............       12,100            298,991
Public Service Co. of New Mexico .......        5,800            155,512
Puget Sound Energy, Inc. ...............       11,300            314,281
SCANA Corp. ............................       11,200            331,100
Sierra Pacific Resources ...............        7,800            125,288
TECO Energy, Inc. ......................       13,800            446,775
UtiliCorp United Inc. ..................       12,600            390,600
Western Resources, Inc. ................       11,200            277,900
Wisconsin Energy Corp. .................       11,600            261,725
                                                               6,580,955
                                                            --------------
ELECTRICAL EQUIPMENT (1.4%)
Hubbell, Inc. + ........................        6,100            161,650
KEMET Corp. + ..........................        9,400            142,175
Plexus Corp. + .........................        4,200            127,641
SCI Systems, Inc. + ....................        5,900            155,613
Sensormatic Electronics Corp. + ........        8,600            172,537
SPX Corp. + ............................        3,200            346,200
Vishay Intertechnology, Inc. + .........       15,100            228,387
                                                               1,334,203
                                                            --------------
ELECTRONICS - DEFENSE (0.4%)
Litton Industries, Inc. + ..............        4,900            385,569
                                                            --------------
ELECTRONICS - INSTRUMENTS (1.5%)
Waters Corp. + .........................       17,100          1,427,850
                                                            --------------
ELECTRONICS - SEMICONDUCTORS (4.7%)
Atmel Corp. + ..........................       49,200            571,950
Cirrus Logic, Inc. + ...................       12,200            228,750
Cypress Semiconductor Corp. + ..........       14,400            283,500
Dallas Semiconductor Corp. .............        6,600            169,125
Integrated Device Technology, Inc. + ...       18,200            602,875
International Rectifier Corp. + ........        6,700            201,000
Lattice Semiconductor Corp. + ..........       10,800            198,450
Micrel, Inc. + .........................        9,100            306,556
Microchip Technology, Inc. + ...........       12,200            267,638
MIPS Technologies, Inc. ................        4,200            107,034
RF Micro Devices, Inc. + ...............       17,200            471,925
Semtech Corp. + ........................        6,100            134,581


    See Notes to Portfolio of Investments.                                    15

INDEX PLUS PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2000
INDEX PLUS MID CAP (CONTINUED)

                                           NUMBER OF        MARKET VALUE
                                            SHARES
                                          -------------     --------------
ELECTRONICS - SEMICONDUCTORS (CONTINUED)
TranSwitch Corp. + .....................       13,600            532,100
TriQuint Semiconductor, Inc. + .........        8,200            358,238
                                                               4,433,722
                                                            --------------
ENGINEERING & CONSTRUCTION (0.7%)
Dycom Industries, Inc. + ...............        6,800            244,375
Granite Construction, Inc. .............        3,000             86,813
Jacobs Engineering Group, Inc. + .......        2,700            124,706
Quanta Services, Inc. ..................        6,700            215,656
                                                                 671,550
                                                            --------------
EQUIPMENT - SEMICONDUCTORS (0.3%)
Cabot Microelectronics Corp. + .........        2,377            123,455
Lam Research Corp. + ...................       11,600            168,200
                                                                 291,655
                                                            --------------
FINANCIAL - DIVERSIFIED (1.5%)
Neuberger Berman .......................        6,600            535,012
SEI Investments Co. ....................        8,300            929,600
                                                               1,464,612
                                                            --------------
FOODS (1.8%)
Dean Foods Co. .........................        3,800            116,612
Dreyer's Grand Ice Cream, Inc. .........        3,000             96,750
Flowers Industries, Inc. ...............       10,300            162,225
Hormel Foods Corp. .....................        5,900            109,887
IBP, Inc. ..............................       11,100            296,925
Interstate Bakeries Corp. ..............        5,800             81,563
J.M. Smucker Co. (The) .................        1,100             30,745
Lance, Inc. ............................          400              5,063
McCormick & Co., Inc. ..................        7,700            277,681
Sensient Technologies, Corp. ...........        5,300            120,575
Suiza Foods Corp. + ....................        2,200            105,600
Tyson Foods, Inc. ......................       22,800            290,700
                                                               1,694,326
                                                            --------------
GAMING, LOTTERY, & PARI-MUTUEL (1.2%)
GTECH Holdings Corp. + .................        3,900             80,194
International Game Technology + ........        9,700            465,600
Mandaley Resort Group + ................        8,400            184,275
Park Place Entertainment Corp. + .......       30,800            367,675
                                                               1,097,744
                                                            --------------
HEALTH CARE - DRUGS (1.1%)
ICN Pharmaceuticals, Inc. ..............        8,700            266,981
Mylan Laboratories, Inc. ...............        5,300            133,494
Sepracor Inc. ..........................        7,700            616,962
                                                               1,017,437
                                                            --------------
HEALTH CARE - HOSPITAL MANAGEMENT (0.7%)
Health Management Associates, Inc. + ...       26,000            539,500
Quorum Health Group, Inc. + ............        7,000            110,250
                                                                 649,750
                                                            --------------
HEALTH CARE - MANAGED CARE (2.2%)
Express Scripts, Inc. + ................        4,100            419,225
First Health Group Corp. + .............        5,100            237,469
Health Net Inc. ........................       16,400            429,475
                                           NUMBER OF        MARKET VALUE
                                            SHARES
                                          -------------     --------------
HEALTH CARE - MANAGED CARE (CONTINUED)
Oxford Health Plans, Inc. + ............       13,600            537,200
PacifiCare Health Systems, Inc. + ......        3,100             46,500
Trigon Healthcare, Inc. + ..............        5,800            451,312
                                                               2,121,181
                                                            --------------
HEALTH CARE - MEDICAL PRODUCTS/SUPPLIES (1.2%)
Apogent Technologies Inc. ..............       11,200            229,600
Beckman Coulter, Inc. ..................        5,800            243,238
DENTSPLY International Inc. ............        5,600            219,100
Edwards Lifesciences Corp. + ...........        5,200             92,300
MiniMed Inc. + .........................        6,600            277,406
STERIS Corp. + .........................        6,800            109,650
                                                               1,171,294
                                                            --------------
HEALTH CARE - SPECIAL SERVICES (1.8%)
Apria Healthcare Group, Inc. + .........        5,800            172,550
Lincare Holdings Inc. + ................        4,800            273,900
Omnicare, Inc. .........................        9,800            211,925
Quest Diagnostics Inc. + ...............        7,300          1,036,600
                                                               1,694,975
                                                            --------------
HEALTH CARE DIVERSIFIED (0.7%)
IVAX Corp. + ...........................       16,300            624,290
                                                            --------------
HOMEBUILDING (0.6%)
Clayton Homes, Inc. ....................       14,400            165,600
Lennar Corp. ...........................        9,800            355,250
                                                                 520,850
                                                            --------------
HOUSEHOLD FURNISHINGS & APPLIANCES (0.1%)
Furniture Brands International,  Inc. +         2,200             46,338
                                                            --------------
HOUSEHOLD PRODUCTS - NON-DURABLE (0.4%)
Church & Dwight Co., Inc. ..............        5,300            117,925
Dial Corp. .............................        4,000             44,000
Energizer Holdings, Inc. + .............        9,300            198,787
                                                                 360,712
                                                            --------------
INSURANCE - LIFE/HEALTH (0.5%)
Protective Life Corp. ..................        6,300            203,175
The MONY Group Inc. ....................        5,000            247,187
                                                                 450,362
                                                            --------------
INSURANCE - PROPERTY/CASUALTY (2.6%)
Allmerica Financial Corp. ..............        7,000            507,500
American Financial Group, Inc. .........        5,600            148,750
Everest Re Group, Ltd. .................        6,100            436,912
Horace Mann Educators Corp. ............        4,300             91,913
Ohio Casualty Corp. ....................        6,700             67,000
Old Republic International Corp. .......       18,400            588,800
Radian Group Inc. ......................        6,200            465,387
Unitrin, Inc. ..........................        3,000            121,875
                                                               2,428,137
                                                            --------------
INSURANCE BROKERS (0.4%)
Gallagher (Arthur J.) & Co. ............        6,400            407,200
                                                            --------------
INVESTMENT BANKING/BROKERAGE (1.1%)
Edwards (A.G.), Inc. ...................        8,400            398,475
Legg Mason, Inc. .......................        6,100            332,450


16 See Notes to Portfolio of Investments.

                                           NUMBER OF        MARKET VALUE
                                            SHARES
                                          -------------     --------------
INVESTMENT BANKING/BROKERAGE (CONTINUED)
Waddel & Reed Financial Inc. - Class A .        8,400            316,050
                                                               1,046,975
                                                            --------------
LEISURE TIME - PRODUCTS (0.2%)
Callaway Golf Co. ......................        9,800            182,525
                                                            --------------
MACHINERY - DIVERSIFIED (0.3%)
AGCO Corp. .............................        8,800            106,700
Kaydon Corp. ...........................        2,100             52,238
Tecumseh Products Co. - Class A ........        2,000             83,875
                                                                 242,813
                                                            --------------
MANUFACTURING - DIVERSIFIED (1.3%)
American Standard Companies, Inc. + ....        6,800            335,325
AMETEK, Inc. ...........................        3,300             85,594
Carlisle Co., Inc. .....................        3,800            163,162
Harsco Corp. ...........................        3,300             81,469
Hillenbrand Industries, Inc. ...........        6,600            339,900
Pentair, Inc. ..........................        2,100             50,794
Stewart & Stevenson Services, Inc. .....        4,200             95,353
Trinity Industries, Inc. ...............        1,800             45,000
                                                               1,196,597
                                                            --------------
MANUFACTURING - SPECIALIZED (1.5%)
Albany International Corp. - Class A + .        2,814             37,813
Diebold, Inc. ..........................        6,900            230,287
Donaldson Co., Inc. ....................        3,400             94,563
Federal Signal Corp. ...................        4,900             96,163
Flowserve Corp. ........................        4,200             89,775
Jabil Circuit, Inc. + ..................       22,400            568,400
Nordson Corp. ..........................        3,400             86,700
Teleflex, Inc. .........................        3,700            163,494
York International Corp. ...............        2,700             82,856
                                                               1,450,051
                                                            --------------
METAL FABRICATORS (0.1%)
Kennametal, Inc. .......................        4,000            116,500
Ryerson Tull, Inc. .....................          900              7,425
                                                                 123,925
                                                            --------------
NATURAL GAS - DISTRIBUTION - PIPE LINE (1.6%)
AGL Resources, Inc. ....................        6,000            132,375
MCN Energy Group, Inc. .................       12,000            332,250
National Fuel Gas Co. ..................        6,300            396,506
Questar Corp. ..........................       12,900            387,806
Vectren Corp. ..........................        5,700            146,063
WGL Holdings Inc. ......................        4,300            130,881
                                                               1,525,881
                                                            --------------
OFFICE EQUIPMENT & SUPPLIES (0.7%)
Herman Miller, Inc. ....................        7,100            204,125
HON INDUSTRIES Inc. ....................        6,500            165,750
Reynolds and Reynolds Co. (The) ........        8,600            174,150
Wallace Computer Services, Inc. ........        4,300             73,100
                                                                 617,125
                                                            --------------
OIL & GAS - DRILLING & EQUIPMENT (5.5%)
BJ Services Co. + ......................       11,100            764,512
Cooper Cameron Corp. + .................        5,400            356,738
                                           NUMBER OF        MARKET VALUE
                                            SHARES
                                          -------------     --------------
OIL & GAS - DRILLING & EQUIPMENT (CONTINUED)
ENSCO International Inc. ...............       14,700            500,719
Global Marine Inc. + ...................       18,700            530,612
Grant Prideco, Inc. + ..................       11,200            245,700
Helmerich & Payne, Inc. ................        8,800            386,100
National-Oilwell Inc. ..................        8,600            332,713
Noble Drilling Corp. + .................       17,000            738,437
Smith International, Inc. + ............        5,400            402,637
Tidewater, Inc. ........................        6,000            266,250
Varco International, Inc. + ............        7,926            172,391
Weatherford International, Inc. ........       11,200            529,200
                                                               5,226,009
                                                            --------------
OIL & GAS - EXPLORATION/PRODUCTION (1.5%)
Murphy Oil Corp. .......................        4,900            296,144
Noble Affiliates, Inc. .................        8,800            404,800
Ocean Energy, Inc. + ...................       25,500            443,062
Pioneer Natural Resources Co. + ........       13,800            271,688
                                                               1,415,694
                                                            --------------
OIL & GAS - REFINING & MARKETING (0.8%)
Pennzoil-Quaker State Co. + ............        2,046             26,342
Ultramar Diamond Shamrock Corp. ........       11,700            361,238
Valero Energy Corp. ....................       10,700            397,906
                                                                 785,486
                                                            --------------
PAPER & FOREST PRODUCTS (0.8%)
Bowater, Inc. ..........................        5,200            293,150
Georgia-Pacific Corp. (Timber Group) ...        7,200            215,550
Glatfelter (P.H.) Co. ..................        2,200             27,390
Longview Fibre Co. .....................        5,700             76,950
Rayonier, Inc. .........................        2,800            111,475
Wausau-Mosinee Paper Corp. .............        5,500             55,687
                                                                 780,202
                                                            --------------
PERSONAL CARE (0.3%)
Carter-Wallace, Inc. ...................        6,200            206,925
Perrigo Co. + ..........................        8,700             72,047
                                                                 278,972
                                                            --------------
PHOTOGRAPHY/IMAGING (0.1%)
Imation Corp. + ........................        2,100             32,550
Infocus Corp. + ........................        2,900             42,775
                                                                  75,325
                                                            --------------
PUBLISHING (0.2%)
Houghton Mifflin Co. ...................        1,300             60,288
Scholastic Corp. + .....................        1,300            115,212
                                                                 175,500
                                                            --------------
PUBLISHING - NEWSPAPERS (1.0%)
Belo (A.H.) Corporation - Series A .....       10,700            171,200
Lee Enterprises, Inc. ..................        4,300            128,194
Washington Post Co. ....................        1,000            616,875
                                                                 916,269
                                                            --------------
RAILROADS (0.2%)
GATX Corp. .............................        2,000             99,750


    See Notes to Portfolio of Investments.                                    17

INDEX PLUS PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2000
INDEX PLUS MID CAP (CONTINUED)

                                           NUMBER OF        MARKET VALUE
                                            SHARES
                                          -------------     --------------
RAILROADS (CONTINUED)
Wisconsin Central Transportation Co. + .        5,600             84,350
                                                                 184,100
                                                            --------------
RESTAURANTS (0.9%)
Bob Evans Farms, Inc. ..................        1,800             38,362
Brinker International, Inc. + ..........       10,300            435,175
CBRL Group, Inc. .......................        9,300            169,144
Lone Star Steakhouse & Saloon, Inc. + ..          900              8,663
Outback Steakhouse, Inc. + .............        8,000            207,000
Papa John's International, Inc. + ......        1,200             26,700
                                                                 885,044
                                                            --------------
RETAIL - COMPUTERS & ELECTRONICS (0.4%)
CDW Computer Centers, Inc. + ...........        9,400            262,025
Tech Data Corp. + ......................        4,800            129,825
                                                                 391,850
                                                            --------------
RETAIL - DEPARTMENT STORES (0.3%)
Neiman Marcus Group, Inc. (The) - Class
 A + ...................................        5,100            181,369
Saks Inc. + ............................       10,800            108,000
                                                                 289,369
                                                            --------------
RETAIL - DISCOUNTERS (0.4%)
Dollar Tree Stores, Inc. + .............        4,450            109,025
Family Dollar Stores, Inc. .............        7,400            158,637
Ross Stores, Inc. ......................        9,100            153,563
                                                                 421,225
                                                            --------------
RETAIL - GENERAL MERCHANDISE CHAIN (0.3%)
BJ's Wholesale Club, Inc. + ............        6,900            264,787
                                                            --------------
RETAIL - HOME SHOPPING (0.0%)
Lands' End, Inc. + .....................        1,100             27,632
                                                            --------------
RETAIL - SPECIALITY (0.6%)
Barnes & Noble, Inc. + .................       10,100            267,650
Borders Group, Inc. + ..................        3,500             40,906
Claire's Stores, Inc. ..................        3,600             64,575
Payless ShoeSource, Inc. + .............        3,000            212,250
Williams-Sonoma, Inc. + ................        1,200             24,000
                                                                 609,381
                                                            --------------
RETAIL SPECIALITY - APPAREL (0.5%)
Abercrombie & Fitch Co. - Class  A + ...       10,800            216,000
American Eagle Outfitters, Inc. + ......        5,100            215,475
                                                                 431,475
                                                            --------------
RETAIL STORES - FOOD CHAINS (0.0%)
Ruddick Corp. ..........................          900             10,294
                                                            --------------
SAVINGS & LOAN COMPANIES (1.6%)
Astoria Financial Corp. ................        5,400            293,287
Dime Bancorp, Inc. .....................       14,200            419,787
GreenPoint Financial Corp. .............       10,800            442,125
Roslyn Bancorp, Inc. ...................        6,800            185,725
Sovereign Bancorp, Inc. ................        5,600             45,500
Webster Financial Corp. ................        4,600            130,238
                                                               1,516,662
                                                            --------------
SERVICES - ADVERTISING/MARKETING (1.2%)
ACNielsen Corp. + ......................        6,300            228,375
                                           NUMBER OF        MARKET VALUE
                                            SHARES
                                          -------------     --------------
SERVICES - ADVERTISING/MARKETING (CONTINUED)
Acxiom Corp. + .........................        9,300            362,119
Catalina Marketing Corp. + .............        5,600            218,050
Harte-Hanks, Inc. ......................        7,000            165,812
True North Communications, Inc. ........        4,700            199,750
                                                               1,174,106
                                                            --------------
SERVICES - COMMERCIAL & CONSUMER (2.4%)
Apollo Group, Inc. .....................        7,200            354,150
Cintas Corp. ...........................       17,800            946,737
DeVry, Inc. + ..........................        7,300            275,575
NCO Group, Inc. + ......................        1,200             36,450
Ogden Corp. ............................        5,200             79,950
Pittston Brink's Group .................        4,600             91,425
Rollins, Inc. ..........................          600             12,038
Sotheby's Holdings, Inc. ...............        6,300            146,081
Sylvan Learning Systems, Inc. + ........        2,300             34,069
Viad Corp. .............................       14,400            331,200
                                                               2,307,675
                                                            --------------
SERVICES - COMPUTER SYSTEMS (1.3%)
Comdisco, Inc. .........................       27,100            309,956
Gartner Group, Inc. + ..................        6,200             39,308
Investment Technology Group, Inc. + ....        3,100            129,425
Keane, Inc. + ..........................        5,800             56,550
SunGard Data Systems Inc. + ............       13,700            645,612
Sykes Enterprises, Inc. + ..............        1,400              6,213
                                                               1,187,064
                                                            --------------
SERVICES - DATA PROCESSING (3.9%)
CheckFree Corp. + ......................        7,600            323,000
Concord EFS, Inc. + ....................       28,650          1,258,809
CSG Systems International, Inc. + ......        5,400            253,463
DST Systems, Inc. + ....................       16,700          1,118,900
Fiserv, Inc. + .........................       13,100            621,431
NOVA Corp. + ...........................        7,700            153,519
                                                               3,729,122
                                                            --------------
SERVICES - EMPLOYMENT (0.5%)
Kelly Services, Inc. ...................        4,700            111,037
Korn/Ferry International + .............        3,900             82,875
Manpower, Inc. .........................        8,000            304,000
                                                                 497,912
                                                            --------------
SHIPPING (0.2%)
Alexander & Baldwin, Inc. ..............        3,600             94,500
Overseas Shipholding Group, Inc. .......        5,200            119,275
                                                                 213,775
                                                            --------------
SPECIALITY PRINTING (0.0%)
Banta Corp. ............................        1,700             43,214
                                                            --------------
STEEL (0.2%)
AK Steel Holding Corp. .................       11,200             98,000
Carpenter Technology Corp. .............        2,300             80,500
UCAR International, Inc. + .............        1,700             16,575
                                                                 195,075
                                                            --------------
TELEPHONE (0.6%)
Telephone & Data Systems, Inc. .........        6,400            576,000
                                                            --------------


18 See Notes to Portfolio of Investments.

                                          NUMBER OF        MARKET VALUE
                                            SHARES
                                          -------------     --------------
TEXTILES - APPAREL (0.4%)
Jones Apparel Group, Inc. + ............       11,600            373,375
                                                            --------------
TEXTILES - HOME FURNISHINGS (0.4%)
Mohawk Industries, Inc. + ..............        4,300            117,713
Shaw Industries, Inc. + ................       12,300            232,931
WestPoint Stevens Inc. .................        1,100              8,239
                                                                 358,883
                                                            --------------
TEXTILES - SPECIALITY (0.0%)
Unifi, Inc. + ..........................        4,600             41,113
                                                            --------------
TOBACCO (0.5%)
R.J. Reynolds Tobacco Holdings, Inc. ...       10,200            497,250
                                                            --------------
TRUCKERS (0.3%)
C.H. Robinson Worldwide, Inc. ..........        8,900            279,794
Swift Transportation Co., Inc. + .......          800             15,850
                                                                 295,644
                                                            --------------
WATER UTILITIES (0.3%)
American Water Works Co., Inc. .........       10,700            314,312
TOTAL COMMON STOCKS (COST $90,612,295)                        91,452,144
                                                            --------------
                                           PRINCIPAL
                                            AMOUNT
                                          -------------
SHORT-TERM INVESTMENTS (3.2%)
Federal Home Loan Mortgage
 Corp.,5.43%,01/02/01...................  $ 1,005,000          1,005,000
Federal Home Loan Mortgage
 Corp.,6.45%,01/02/01...................    2,000,000          2,000,000
TOTAL SHORT-TERM INVESTMENTS                                   3,005,000
 (COST $3,005,000)
                                                            --------------
TOTAL INVESTMENTS (COST $93,617,295)(A)                       94,457,144
OTHER ASSETS LESS LIABILITIES                                    269,804
                                                            --------------
TOTAL NET ASSETS                                             $94,726,948
                                                            --------------

NOTES TO PORTFOLIO OF INVESTMENTS
(a) The cost of investments for federal income tax purposes amounts to
$95,932,831. Unrealized gains and losses, based on identified tax cost at
December 31, 2000, are as follows:
Unrealized gains...............................          $  7,773,497
Unrealized losses..............................           (9,249,184)
                                                 --------------------
 Net unrealized loss...........................          $(1,475,687)
                                                 ====================


+ Non-income producing security.

Category percentages are based on net assets.

    See Notes to Financial Statements.                                        19

INDEX PLUS PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2000
INDEX PLUS SMALL CAP


                                            NUMBER OF          MARKET
                                              SHARES            VALUE
                                            ------------     -------------
COMMON STOCKS (96.3%)
AEROSPACE/DEFENSE (0.8%)
AAR Corp. ................................      1,200        $    15,150
Alliant Techsystems Inc. + ...............      1,100             73,425
BE Aerospace, Inc. + .....................      2,200             35,200
Teledyne Technologies Inc. + .............      1,600             37,800
                                                                 161,575
                                                             -------------
AGRICULTURE (0.5%)
Corn Products International, Inc. ........      1,600             46,500
Delta and Pine Land Co. ..................      2,700             56,531
                                                                 103,031
                                                             -------------
AIR FREIGHT (0.0%)
Fritz Companies, Inc. + ..................      1,500              9,094
                                                             -------------
AIRLINES (0.7%)
Atlantic Coast Airlines Holdings, Inc. + .      1,000             40,875
Mesa Air Group, Inc. + ...................      2,000             14,000
SkyWest, Inc. ............................      2,800             80,500
                                                                 135,375
                                                             -------------
AUTO PARTS & EQUIPMENT (0.6%)
Applied Industrial Technologies, Inc. ....      1,100             22,619
Gentex Corp. + ...........................      3,700             68,912
Intermet Corp. ...........................      1,100              3,988
Midas, Inc. ..............................        600              7,162
Standard Motor Products, Inc. ............        500              3,688
TBC Corp. + ..............................      1,300              5,931
Tower Automotive, Inc. + .................      2,300             20,700
                                                                 133,000
                                                             -------------
BANKS & THRIFTS (0.2%)
First BanCorp ............................      1,600             37,800
                                                             -------------
BANKS - REGIONAL (5.0%)
Centura Banks, Inc. ......................      2,300            110,975
Chittenden Corp. .........................      1,400             42,438
Commerce Bancorp, Inc. ...................      1,766            120,750
Commercial Federal Corp. .................      3,000             58,312
Community First Bankshares, Inc. .........      2,200             41,525
Cullen/Frost Bankers, Inc. ...............      3,000            125,437
East West Bancorp, Inc. ..................      1,300             32,419
First Midwest Bancorp, Inc. ..............      2,350             67,562
GBC Bancorp ..............................      1,100             42,213
Hudson United Bancorp ....................      1,100             23,031
Imperial Bancorp + .......................      2,300             60,375
Provident Bankshares Corp. ...............      1,666             34,778
Riggs National Corp. .....................      1,600             22,300
South Financial Group, Inc. (The) ........        900             11,925
Southwest Bancorporation of Texas, Inc. +       1,600             68,700
Susquehanna Bancshares, Inc. .............      2,250             37,125
TrustCo Bank Corp. NY ....................      3,177             38,720
United Bankshares, Inc. ..................      2,200             46,750
Whitney Holdings Corp. ...................      1,200             43,575
                                                               1,028,910
                                                             -------------
                                            NUMBER OF          MARKET
                                              SHARES            VALUE
                                            ------------     -------------
BEVERAGES - ALCOHOLIC (0.4%)
Constellation Brands, Inc. + .............      1,300        $    76,375
                                                             -------------
BEVERAGES - NON-ALCOHOLIC (0.4%)
Coca-Cola Bottling Co. Consolidated ......        500             18,938
Triarc Co., Inc. + .......................      2,200             53,350
                                                                  72,288
                                                             -------------
BIOTECHNOLOGY (2.4%)
Advanced Tissue Sciences, Inc. + .........      4,200             12,731
Alliance Pharmaceutical Corp. + ..........      2,900             25,013
Bio-Technology General Corp. + ...........      1,100              7,769
Cephalon, Inc. + .........................      2,300            145,619
Enzo Biochem, Inc. + .....................      1,500             37,312
IDEXX Laboratories, Inc. + ...............      1,900             41,800
Organogenesis Inc. + .....................      1,400             12,586
Regeneron Pharmaceuticals + ..............      3,600            126,956
Techne Corp. + ...........................      2,400             86,550
                                                                 496,336
                                                             -------------
BUILDING MATERIALS GROUP (0.3%)
Apogee Enterprises, Inc. .................      2,200             11,825
Simpson Manufacturing Co., Inc. + ........        700             35,700
Universal Forest Products, Inc. ..........      1,100             14,575
                                                                  62,100
                                                             -------------
CELLULAR/WIRELESS TELECOMMUNICATIONS (0.2%)
Boston Communications Group, Inc. + ......      1,600             44,600
                                                             -------------
CHEMICALS (0.2%)
ChemFirst Inc. ...........................      1,000             22,063
Georgia Gulf Corp. .......................        800             13,650
                                                                  35,713
                                                             -------------
CHEMICALS - DIVERSIFIED (0.0%)
Penford Corp. ............................        200              2,850
                                                             -------------
CHEMICALS - SPECIALITY (0.8%)
Cambrex Corp. ............................      1,500             67,875
MacDermid, Inc. ..........................        600             11,400
Material Sciences Corp. + ................        500              3,844
OM Group, Inc. ...........................      1,300             71,012
Quaker Chemical Corp. ....................        300              5,644
                                                                 159,775
                                                             -------------
COMMUNICATIONS EQUIPMENT (1.7%)
Allen Telecom Inc. + .....................      1,600             28,700
Anixter International, Inc. + ............      2,000             43,250
Aspect Communications Corp. + ............      1,100              8,852
Brightpoint, Inc. + ......................      2,200              7,700
Brooktrout Technology, Inc. + ............        700              6,628
Cable Design Technologies, Inc. + ........      4,225             71,033
Davox Corp. + ............................        600              5,850
DMC Stratex Networks, Inc. + .............      4,200             63,000
Inter-Tel, Inc. ..........................      1,000              7,687
Proxim, Inc. + ...........................      1,500             64,500
Symmetricom, Inc. + ......................      1,700             16,575
ViaSat, Inc. + ...........................      1,500             19,687
                                                                 343,462
                                                             -------------


20 See Notes to Portfolio of Investments.

                                            NUMBER OF          MARKET
                                              SHARES            VALUE
                                            ------------     -------------
COMPUTERS - HARDWARE (0.1%)
Auspex Systems, Inc. + ...................      1,600        $    11,200
                                                             -------------
COMPUTERS - NETWORKING (0.1%)
Digi International, Inc. + ...............        300              1,838
Network Equipment Technology Inc. + ......        700              4,506
Standard Microsystems Corp. + ............        800             16,200
                                                                  22,544
                                                             -------------
COMPUTERS - PERIPHERALS (0.5%)
Exabyte Corporation + ....................      1,000              3,438
Hutchinson Technology Inc. + .............      1,100             15,125
Innovex, Inc. ............................        600              4,050
MICROS Systems, Inc. + ...................        400              7,300
NYFIX, Inc. + ............................      1,400             33,862
Rainbow Technologies, Inc. ...............      1,300             20,556
Read-Rite Corp. + ........................      3,300             13,303
                                                                  97,634
                                                             -------------
COMPUTERS SOFTWARE/SERVICES (4.3%)
American Management Systems, Inc. + ......      2,200             43,587
Aspen Technology, Inc. + .................      1,600             53,200
Avant! Corp. + ...........................      2,200             40,287
Avid Technology, Inc. + ..................      1,900             34,705
AVT Corp. + ..............................      1,700              8,447
Aware, Inc. + ............................      1,100             19,525
BARRA, Inc. + ............................      1,550             73,044
CACI International Inc. + ................        800             18,413
Dendrite International, Inc. + ...........      2,100             46,987
Fair Isaac & Co., Inc. ...................        800             40,800
FileNET Corp. + ..........................      1,800             49,050
Great Plains Software, Inc. + ............        500             23,531
HNC Software Inc. + ......................      1,700             50,469
Hyperion Solutions Corp. + ...............        700             10,806
Kronos, Inc. + ...........................        650             20,109
Pc-tel Inc. ..............................        900              9,675
Phoenix Technologies Ltd. + ..............      1,300             17,530
Progress Software Corp. + ................      1,700             24,544
Radiant Systems, Inc. + ..................      1,500             30,750
Remedy Corp. + ...........................      1,500             24,844
RSA Security Inc. + ......................      2,000            105,750
SAGA SYSTEMS, Inc. + .....................      1,500             17,156
SCM Microsystems Inc. ....................        700             23,100
SPSS  Inc. + .............................        400              8,825
Systems & Computer Technology Corp. ......      1,500             18,469
THQ Inc. + ...............................        400              9,750
Verity, Inc. + ...........................      2,400             57,750
                                                                 881,103
                                                             -------------
CONSTRUCTION (0.2%)
Florida Rock Industries, Inc. ............      1,000             39,125
                                                             -------------
CONSUMER - JEWELRY/NOVELTIES (0.3%)
Cross (A.T.) Co. .........................        700              3,106
Department 56, Inc. + ....................      1,000             11,500
Enesco Group, Inc. .......................        400              1,875
                                            NUMBER OF          MARKET
                                              SHARES            VALUE
                                            ------------     -------------
CONSUMER - JEWELRY/NOVELTIES (CONTINUED)
Fossil, Inc. + ...........................      1,700        $    24,624
Franklin Covey Co. + .....................        700              5,250
Russ Berrie & Co., Inc. ..................      1,000             21,125
                                                                  67,480
                                                             -------------
CONSUMER FINANCE (0.0%)
Cash America International, Inc. .........        900              3,938
                                                             -------------
DISTRIBUTORS - FOOD & HEALTH (2.4%)
Bindley Western Industries, Inc. .........      2,033             84,497
Fleming Companies, Inc. ..................      1,800             21,262
Morrison Management Specialists, Inc. ....        600             20,946
Nash-Finch Co. ...........................        400              4,675
Owens & Minor, Inc. ......................      1,800             31,950
Patterson Dental Co. + ...................      3,900            132,112
Performance Food Group Co. + .............        700             35,886
Priority Healthcare Corp. - Class B + ....      3,408            139,089
United Natural Foods, Inc. + .............      1,400             24,675
                                                                 495,092
                                                             -------------
ELECTRIC COMPANIES (1.5%)
Avista Corp. .............................      3,400             69,700
Bangor Hydro-Electric Co. ................        300              7,706
Central Vermont Public Service Corp. .....        400              4,875
CH Energy Group, Inc. ....................      1,000             44,750
Northwestern Corp. .......................      1,600             37,000
RGS Energy Group Inc. ....................      2,500             81,094
UIL Holdings Corp. .......................        800             39,800
Unisource Energy Corp. ...................      1,700             31,981
                                                                 316,906
                                                             -------------
ELECTRICAL EQUIPMENT (4.2%)
APW Ltd. + ...............................      2,300             77,625
Artesyn Technologies, Inc. + .............      1,900             30,163
Baldor Electric Co. ......................      1,800             38,025
Bel Fuse Inc. - Class B ..................        600             20,400
Belden, Inc. .............................      1,200             30,450
Benchmark Electronics, Inc. + ............      1,000             22,563
Black Box Corp. + ........................      1,000             48,312
C&D Technologies, Inc. ...................      2,600            112,287
Checkpoint Systems, Inc. + ...............      1,900             14,131
Cohu, Inc. ...............................      1,000             13,938
Electro Scientific Industries, Inc. + ....      1,300             36,400
Harman International Industries ..........      1,900             69,350
Magnetek, Inc. + .........................      1,300             16,900
Park Electrochemical Corp. ...............      1,550             47,566
SLI, Inc. ................................      1,800             11,588
Smith (A.O.) Corp. .......................      1,250             21,328
Technitrol, Inc. .........................      3,200            131,600
Three-Five Systems, Inc. + ...............        599             10,782
Vicor Corp. + ............................      2,300             69,862
Watsco, Inc. .............................      1,900             21,888
ZixIt Corp. + ............................        900              7,875
                                                                 853,033
                                                             -------------


    See Notes to Portfolio of Investments.                                    21

INDEX PLUS PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2000
INDEX PLUS SMALL CAP (CONTINUED)

                                            NUMBER OF          MARKET
                                              SHARES            VALUE
                                            ------------     -------------
ELECTRONICS - COMPONENT DIST. (0.3%)
Kent Electronics Corp. + .................      1,400        $    23,100
Pioneer Standard Electronics Corp. .......      1,000             11,000
Rogers Corp. .............................        800             32,850
                                                                  66,950
                                                             -------------
ELECTRONICS - DEFENSE (0.9%)
Aeroflex Inc. + ..........................      4,400            126,844
Mercury Computer Systems, Inc. + .........      1,200             55,725
                                                                 182,569
                                                             -------------
ELECTRONICS - INSTRUMENTS (1.3%)
Alpha Industries, Inc. + .................      2,400             88,800
Analogic Corp. ...........................        700             31,194
Coherent, Inc. + .........................      1,600             52,000
Keithley Instruments, Inc. ...............        800             34,450
Meade Instruments Corp. + ................        600              3,937
Methode Electronics, Inc. ................        900             20,644
Photon Dynamics, Inc. + ..................        500             11,250
Trimble Navigation Ltd. + ................      1,100             26,400
X-Rite, Inc. .............................        800              6,250
                                                                 274,925
                                                             -------------
ELECTRONICS - SEMICONDUCTORS (0.8%)
Actel Corp. + ............................      1,600             38,700
Alliance Semiconductor Corp. .............      2,400             27,150
AXT, Inc. + ..............................      1,100             36,368
C-Cube Microsystems Inc. .................      1,100             13,544
ESS Technology, Inc. + ...................      1,000              5,125
General Semiconductor Corp. + ............      1,800             11,250
Pericom Semiconductor Corp. + ............      1,500             27,750
Supertex, Inc. + .........................        700             13,836
                                                                 173,723
                                                             -------------
ENGINEERING & CONSTRUCTION (0.3%)
Butler Manufacturing Co. .................        300              7,594
URS Corp. + ..............................      1,700             24,969
Washington Group International, Inc. + ...      3,000             24,562
                                                                  57,125
                                                             -------------
EQUIPMENT - SEMICONDUCTORS (1.0%)
DuPont Photomasks, Inc. ..................        900             47,559
Electroglas, Inc. + ......................      1,000             15,313
Helix Technology Corp. ...................        500             11,836
Phototronics, Inc. + .....................      1,600             37,500
Silicon Valley Group, Inc. + .............      2,000             57,500
Ultratech Stepper, Inc. + ................      1,600             41,400
                                                                 211,108
                                                             -------------
FINANCIAL - DIVERSIFIED (0.4%)
LandAmerica Financial Group, Inc. ........      1,000             40,437
Mutual Risk Management Ltd. ..............      2,500             37,969
                                                                  78,406
                                                             -------------
FOODS (1.6%)
Agribrands International, Inc. + .........        600             32,100
American Italian Pasta Co. - Class A + ...        400             10,725
Earthgrains Co. (The) ....................      2,200             40,700
                                            NUMBER OF          MARKET
                                              SHARES            VALUE
                                            ------------     -------------
FOODS (CONTINUED)
Hain Celestial Group, Inc. ...............      1,800        $    58,500
International Multifoods Corp. ...........      1,100             22,343
J&J Snack Foods Corp. + ..................        300              5,044
Michael Foods, Inc. ......................      1,000             30,125
Ralcorp Holdings, Inc. + .................      1,600             26,200
Smithfields Foods, Inc. + ................      3,200             97,280
                                                                 323,017
                                                             -------------
FOOTWEAR (1.4%)
Brown Shoe Co., Inc. .....................      1,000             13,000
K-Swiss Inc. .............................        800             20,000
Stride Rite Corp. ........................      1,900             13,300
Timberland Co. (The) + ...................      2,900            193,937
Wolverine World Wide, Inc. ...............      2,400             36,600
                                                                 276,837
                                                             -------------
GAMING, LOTTERY, & PARI-MUTUEL (0.5%)
Anchor Gaming + ..........................      1,400             54,600
Aztar Corp. + ............................      3,800             49,162
                                                                 103,762
                                                             -------------
GOLD/PRECIOUS METALS MINING (0.4%)
Stillwater Mining Co. + ..................      2,200             86,570
                                                             -------------
HARDWARE & TOOLS (0.5%)
Scotts Co. (The) + .......................      1,600             59,100
Toro Co. .................................        600             22,012
WD-40 Co. ................................        900             17,494
                                                                  98,606
                                                             -------------
HEALTH CARE - DRUGS (1.2%)
Alpharma Inc. - Class A ..................      1,900             83,363
Cygnus, Inc. + ...........................        800              3,900
Medicis Pharmaceutical Corp. + ...........      1,700            100,512
MGI Pharma, Inc. .........................        900             14,850
Noven Pharmaceuticals, Inc. + ............      1,200             44,850
                                                                 247,475
                                                             -------------
HEALTH CARE - HOSPITAL MANAGEMENT (2.0%)
Province Healthcare Co. + ................      2,300             90,562
Universal Health Services, Inc. + ........      2,800            312,900
                                                                 403,462
                                                             -------------
HEALTH CARE - MANAGED CARE (1.3%)
Coventry Health Care, Inc. + .............      5,600            149,450
Mid Atlantic Medical Services, Inc. + ....      4,500             89,156
US Oncology, Inc. + ......................      6,000             37,875
                                                                 276,481
                                                             -------------
HEALTH CARE - MEDICAL PRODUCTS/SUPPLIES (2.7%)
CONMED Corp. + ...........................        900             15,413
Cooper Companies, Inc. ...................        700             27,913
Datascope Corp. + ........................        800             27,400
Diagnostic Products Corp. ................        800             43,700
Hologic, Inc. + ..........................        700              3,719
Invacare Corp. ...........................      1,700             58,225
Mentor Corp. .............................      1,200             23,400
ResMed Inc. + ............................      1,600             63,800


22 See Notes to Portfolio of Investments.

                                            NUMBER OF          MARKET
                                              SHARES            VALUE
                                            ------------     -------------
HEALTH CARE - MEDICAL PRODUCTS/SUPPLIES (CONTINUED)
Respironics, Inc. + ......................      2,000        $    57,000
Spacelabs Medical, Inc. + ................        200              2,600
Sybron Dental Specialties ................      1,900             32,062
Syncor International Corp. + .............      1,300             47,287
Varian Medical Systems, Inc. + ...........      1,800            122,287
Vital Signs, Inc. ........................        600             19,275
                                                                 544,081
                                                             -------------
HEALTH CARE - SPECIAL SERVICES (3.0%)
Accredo Health Inc. ......................        900             45,169
Advance Paradigm, Inc. + .................      1,300             59,150
CryoLife, Inc. ...........................      1,350             40,837
Curative Health Services, Inc. + .........        400              2,225
Hooper Holmes, Inc. ......................      3,500             38,710
IMPATH Inc. + ............................      1,100             73,150
MAXIMUS, Inc. + ..........................      1,000             34,937
Orthodontic Centers of America, Inc. + ...      2,800             87,500
PAREXEL International Corp. + ............      1,500             16,219
Pediatrix Medical Group, Inc. + ..........      1,400             33,688
Pharmaceutical Product Development, Inc. +      2,300            114,281
Renal Care Group, Inc. + .................      2,650             72,668
                                                                 618,534
                                                             -------------
HOMEBUILDING (2.8%)
D.R. Horton, Inc. ........................      5,061            123,678
Fleetwood Enterprises, Inc. ..............        700              7,350
MDC Holdings, Inc. .......................      1,900             62,605
NVR, Inc. + ..............................        900            111,240
Ryland Group, Inc. .......................      1,200             48,900
Skyline Corp. ............................        300              5,681
Standard Pacific Corp. ...................      3,000             70,125
Toll Brothers, Inc. + ....................      3,500            143,063
                                                                 572,642
                                                             -------------
HOUSEHOLD FURNISHINGS & APPLIANCES (0.5%)
Ethan Allen Interiors, Inc. ..............      1,950             65,325
Fedders Corp. ............................      1,600              7,400
La-Z-Boy, Inc. ...........................      1,300             20,475
                                                                  93,200
                                                             -------------
HOUSEWARES (0.2%)
Libbey Inc. ..............................        800             24,300
National Presto Industries, Inc. .........        300              9,206
Royal Appliance Mfg. Co. + ...............        500              2,000
Salton, Inc. + ...........................        500             10,344
                                                                  45,850
                                                             -------------
INSURANCE - LIFE/HEALTH (0.2%)
Delphi Financial Group, Inc. + ...........      1,134             43,659
                                                             -------------
INSURANCE - PROPERTY/CASUALTY (2.5%)
Fidelity National Financial, Inc. ........      6,400            236,400
First American Financial Corp. ...........      3,700            121,637
RLI Corp. ................................        600             26,813
SCPIE Holdings Inc. ......................        400              9,450
                                            NUMBER OF          MARKET
                                              SHARES            VALUE
                                            ------------     -------------
INSURANCE - PROPERTY/CASUALTY (CONTINUED)
Selective Insurance Group, Inc. ..........      1,500        $    36,375
Trenwick Group Inc. ......................      2,000             49,625
Zenith National Insurance ................      1,000             29,375
                                                                 509,675
                                                             -------------
INSURANCE BROKERS (0.1%)
Hilb, Rogal and Hamilton Co. .............        700             27,913
                                                             -------------
INVESTMENT BANKING/BROKERAGE (1.7%)
Dain Rauscher Corp. ......................        700             66,281
Jefferies Group, Inc. ....................      1,200             37,500
Morgan Keegan, Inc. ......................      1,500             39,750
Raymond James Financial, Inc. ............      4,500            156,938
Southwest Securities Group, Inc. .........        400             10,350
Tucker Anthony Sutro Corp. ...............      1,300             31,931
                                                                 342,750
                                                             -------------
INVESTMENT MANAGEMENT (0.6%)
Eaton Vance Corp. ........................      4,000            129,000
                                                             -------------
LEISURE TIME - PRODUCTS (0.8%)
Arctic Cat, Inc. .........................      1,200             13,950
Coachmen Industries, Inc. ................        700              7,350
Huffy Corp. + ............................        500              3,250
K2 Inc. + ................................        900              7,200
Midway Games, Inc. + .....................        800              5,680
Monaco Coach Corp. + .....................        400              7,075
Polaris Industries, Inc. .................      1,300             51,675
SCP Pool Corp. ...........................      1,050             31,566
Sturm, Ruger & Co., Inc. .................      1,500             14,156
Thor Industries, Inc. ....................        400              7,900
Winnebago Industries, Inc. ...............      1,100             19,319
                                                                 169,121
                                                             -------------
LODGING - HOTELS (0.3%)
Marcus Corp. .............................      1,700             23,588
Prime Hospitality Corp. + ................      3,500             40,687
                                                                  64,275
                                                             -------------
MACHINERY - DIVERSIFIED (0.4%)
Gardner Denver Machinery, Inc. + .........        600             12,780
Manitowoc Co., Inc. (The) ................      1,350             39,150
Milacron, Inc. ...........................      2,000             32,125
                                                                  84,055
                                                             -------------
MANUFACTURING - DIVERSIFIED (2.1%)
Amcast Industrial Corp. ..................        400              3,975
Barnes Group, Inc. .......................        900             17,888
CLARCOR, Inc. ............................      1,100             22,756
CUNO Inc. + ..............................        800             21,450
Esterline Technologies Corp. + ...........      1,500             39,375
GenCorp, Inc. ............................      2,400             23,100
Graco, Inc. ..............................      1,000             41,375
Griffon Corp. + ..........................      1,000              7,875
IDEX Corp. ...............................      1,700             56,312
Kaman Corp. ..............................      1,200             20,250
Lawson Products, Inc. ....................        400             10,875


    See Notes to Portfolio of Investments.                                    23

INDEX PLUS PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2000
INDEX PLUS SMALL CAP (CONTINUED)

                                            NUMBER OF          MARKET
                                              SHARES            VALUE
                                            ------------     -------------
MANUFACTURING - DIVERSIFIED (CONTINUED)
Myers Industries, Inc. ...................      1,303        $    18,894
Scott Technologies, Inc. + ...............        900             20,138
Standex International Corp. ..............        700             14,438
Thomas Industries, Inc. ..................        900             20,925
Tredegar Industries, Inc. ................      1,900             33,131
Valmont Industries, Inc. .................      1,100             20,212
WMS Industries, Inc. + ...................      1,700             34,212
                                                                 427,181
                                                             -------------
MANUFACTURING - SPECIALIZED (2.9%)
AptarGroup, Inc. .........................      2,100             61,687
BMC Industries, Inc. .....................      2,600             12,675
Brady (W.H.) Co. .........................      1,300             43,956
Cognex Corp. + ...........................      1,000             22,125
CTS Corp. ................................      1,400             51,012
Dionex Corp. + ...........................      1,000             34,500
Flow International Corp. + ...............        500              5,500
Insituform Technologies, Inc. + ..........      1,400             55,825
Intermagnetics General Corp. + ...........      1,421             23,802
Ionics, Inc. + ...........................        400             11,350
JLG Industries, Inc. .....................      3,300             35,062
Lindsay Manufacturing Co. ................        500             11,313
Lydall, Inc. + ...........................        500              4,344
Paxar Corp. + ............................      2,500             25,469
Regal-Beloit Corp. .......................      1,200             20,472
Reliance Steel & Aluminum Co. ............      1,650             40,837
Robbins & Myers, Inc. ....................        700             16,888
Roper Industries, Inc. ...................      1,700             56,206
SPS Technologies, Inc. + .................        700             38,369
Watts Industries, Inc. ...................      1,100             15,263
                                                                 586,655
                                                             -------------
METAL FABRICATORS (0.9%)
Brush Wellman, Inc. ......................        900             18,169
Mueller Industries, Inc. + ...............        800             21,450
RTI International Metals, Inc. + .........      1,400             20,037
Shaw Group, Inc. + .......................      2,300            115,000
Wolverine Tube, Inc. + ...................        400              4,796
                                                                 179,452
                                                             -------------
METALS MINING (0.0%)
International FiberCom, Inc. + ...........      1,700              8,394
                                                             -------------
NATURAL GAS - DISTRIBUTION - PIPE LINE (2.5%)
Atmos Energy Corp. .......................      1,700             41,437
Cascade Natural Gas Corp. ................        400              7,525
Energen Corp. ............................      2,900             93,344
Laclede Gas Co. ..........................        900             21,038
New Jersey Resources Corp. ...............      1,000             43,250
Northwest Natural Gas Co. ................      1,500             39,750
NUI Corp. ................................        700             22,531
Piedmont Natural Gas Co., Inc. ...........      1,800             68,737
Southern Union Co. + .....................      2,900             76,850
Southwest Gas Corp. ......................      1,800             39,375
                                            NUMBER OF          MARKET
                                              SHARES            VALUE
                                            ------------     -------------
NATURAL GAS - DISTRIBUTION - PIPE LINE (CONTINUED)
Southwestern Energy Co. ..................      1,000        $    10,375
UGI Corp. ................................      1,600             40,500
                                                                 504,712
                                                             -------------
OFFICE EQUIPMENT & SUPPLIES (0.4%)
New England Business Service, Inc. .......        800             14,600
Standard Register Co. ....................      1,200             17,100
United Stationers, Inc. + ................      1,700             40,800
                                                                  72,500
                                                             -------------
OIL & GAS - DRILLING & EQUIPMENT (2.1%)
Atwood Oceanics, Inc. + ..................        700             30,667
Cal Dive International, Inc. + ...........      1,800             47,925
Dril-Quip, Inc. + ........................        400             13,675
Input/Output, Inc. .......................      3,400             34,638
Oceaneering International, Inc. + ........      1,100             21,381
Offshore Logistics, Inc. + ...............      1,900             40,939
Pride International, Inc. + ..............      3,400             83,725
SEACOR SMIT Inc. + .......................        900             47,362
Seitel, Inc. + ...........................      2,100             38,719
Veritas DGC, Inc. + ......................      1,900             61,370
                                                                 420,401
                                                             -------------
OIL & GAS - EXPLORATION/PRODUCTION (7.5%)
Barrett Resources Corp. + ................      2,300            130,669
Cabot Oil & Gas Corp. ....................      2,600             81,087
Cross Timbers Oil Co. ....................      6,800            188,700
HS Resources, Inc. + .....................      1,700             72,037
Louis Dreyfus Natural Gas Corp. + ........      3,300            151,181
Newfield Exploration Co. + ...............      4,100            194,494
Nuevo Energy Co. + .......................      1,000             17,313
Patina Oil & Gas Corp. ...................      1,400             33,600
Plains Resources Inc. + ..................        900             19,013
Pogo Producing Co. .......................      4,000            124,500
Remington Oil & Gas Corp. + ..............      1,600             20,800
St. Mary Land & Exploration Co. ..........      1,800             59,963
Stone Energy Corp. + .....................      1,800            116,190
Swift Energy Co. + .......................      2,200             82,775
Tom Brown Inc. ...........................      3,700            121,637
Vintage Petroleum, Inc. + ................      6,100            131,150
                                                               1,545,109
                                                             -------------
PAPER & FOREST PRODUCTS (0.2%)
Buckeye Technologies, Inc. + .............      1,700             23,906
Pope & Talbot, Inc. ......................        600             10,088
                                                                  33,994
                                                             -------------
PERSONAL CARE (0.0%)
Natures Sunshine Products, Inc. ..........        600              4,088
                                                             -------------
PHOTOGRAPHY/IMAGING (0.4%)
Pinnacle Systems, Inc. + .................      2,300             16,962
Zebra Technologies, Inc. + ...............      1,700             69,355
                                                                  86,317
                                                             -------------
PUBLISHING (0.4%)
Information Holdings Inc. ................      1,100             25,781


24 See Notes to Portfolio of Investments.

                                            NUMBER OF          MARKET
                                              SHARES            VALUE
                                            ------------     -------------
PUBLISHING (CONTINUED)
Penton Media, Inc. .......................      2,200        $    59,125
Thomas Nelson, Inc. ......................        500              3,500
                                                                  88,406
                                                             -------------
RESTAURANTS (2.3%)
Applebee's International, Inc. ...........      1,900             59,731
CEC Entertainment, Inc. + ................      1,450             49,481
Cheesecake Factory, Inc. (The) + .........      1,850             70,994
Consolidated Products, Inc. + ............      1,500             10,313
IHOP Corp. + .............................      1,100             23,856
Jack in the Box Inc. + ...................      2,200             64,763
Landry's Seafood Restaurants, Inc. + .....      1,900             18,881
P.F. Changs China Bistro Inc. ............        600             18,863
Panera Bread Co. - Class A + .............        900             20,531
RARE Hospitality International, Inc. + ...      1,100             24,544
Ruby Tuesday, Inc. .......................      3,500             53,375
Ryan's Family Steak Houses, Inc. + .......      1,900             17,931
Sonic Corp. + ............................      1,275             29,723
                                                                 462,986
                                                             -------------
RETAIL - BUILDING SUPPLIES (0.1%)
Building Materials Holding Corp. + .......        700              5,950
Hughes Supply, Inc. ......................      1,200             21,528
                                                                  27,478
                                                             -------------
RETAIL - COMPUTERS & ELECTRONICS (0.1%)
Ultimate Electronics, Inc. ...............        500             10,969
                                                             -------------
RETAIL - DEPARTMENT STORES (0.0%)
Gottschalks Inc. + .......................        200                825
                                                             -------------
RETAIL - DISCOUNTERS (0.8%)
99 Cents Only Stores + ...................      1,766             48,344
Dress Barn, Inc. + .......................      1,600             46,400
Factory 2-U Stores Inc. + ................        900             29,813
Stein Mart, Inc. + .......................      4,200             48,825
                                                                 173,382
                                                             -------------
RETAIL - HOME SHOPPING (0.4%)
Damark International, Inc. + .............        200              1,188
Insight Enterprises, Inc. + ..............      1,950             34,978
Lillian Vernon Corp. .....................        300              2,100
PolyMedica Corp. + .......................      1,000             33,375
School Specialty Inc. + ..................        800             16,050
                                                                  87,691
                                                             -------------
RETAIL - SPECIALITY (2.5%)
Casey's General Stores, Inc. .............      2,700             40,331
Cost Plus, Inc. + ........................      1,100             32,313
Footstar, Inc. + .........................      1,500             74,250
Genesco Inc. + ...........................      1,500             36,656
Group 1 Automotive, Inc. + ...............      1,500             14,063
Jo-Ann Stores, Inc. - Class A + ..........        600              3,938
Linens 'n Things, Inc. + .................      2,100             58,012
Michaels Stores, Inc. + ..................      2,100             55,650
O'Reilly Automotive, Inc. + ..............      2,500             66,875
Pier 1 Imports, Inc. .....................      9,400             96,937
                                            NUMBER OF          MARKET
                                              SHARES            VALUE
                                            ------------     -------------
RETAIL - SPECIALITY (CONTINUED)
Zale Corp. + .............................        800        $    23,250
                                                                 502,275
                                                             -------------
RETAIL SPECIALITY - APPAREL (1.3%)
AnnTaylor Stores Corp. + .................        600             14,963
Burlington Coat Factory Warehouse Corp. ..      2,300             43,556
Cato Corp. (The) .........................      1,500             20,625
Chico's FAS, Inc. + ......................      1,000             20,875
Gymboree Corp. ...........................      2,200             30,525
Men's Wearhouse, Inc. + ..................      2,400             65,400
Pacific Sunwear of California, Inc. + ....      1,600             41,000
Wet Seal, Inc. (The) - Class A ...........      1,300             26,731
                                                                 263,675
                                                             -------------
RETAIL STORES - FOOD CHAINS (0.5%)
Great Atlantic & Pacific Tea Co., Inc. ...        900              6,300
Whole Foods Market, Inc. + ...............      1,500             91,687
                                                                  97,987
                                                             -------------
SAVINGS & LOAN COMPANIES (1.9%)
Anchor BanCorp Wisconsin, Inc. ...........      1,400             22,400
Downey Financial Corp. ...................      2,630            144,650
MAF Bancorp, Inc. ........................      1,400             39,813
New York Community Bancorp, Inc. .........      1,800             66,150
Staten Island Bancorp, Inc. ..............      1,900             40,612
Washington Federal, Inc. .................      2,800             79,625
                                                                 393,250
                                                             -------------
SERVICES - ADVERTISING/MARKETING (0.4%)
4Kids Entertainment, Inc. + ..............        500              4,469
ADVO, Inc. + .............................      1,400             62,125
Information Resources, Inc. + ............      1,900              6,294
                                                                  72,888
                                                             -------------
SERVICES - COMMERCIAL & CONSUMER (2.7%)
Aaron Rents, Inc. ........................        300              4,219
Administaff, Inc. ........................      2,700             73,440
Angelica Corp. ...........................        300              2,813
Central Parking Corp. ....................      1,900             38,000
Cerner Corp. + ...........................      3,300            152,625
Chemed Corp. .............................        600             20,175
Copart, Inc. + ...........................      3,100             66,650
CPI Corp. ................................        400              8,000
F.Y.I. Inc. + ............................        800             29,500
G&K Services, Inc. .......................      1,200             33,750
Insurance Auto Autions, Inc. + ...........        400              4,800
Kroll-O' Gara Co. (The) + ................        700              4,200
Lennox International Inc. ................      2,802             21,715
MemberWorks Inc. .........................      1,300             27,625
Pre-Paid Legal Services, Inc. + ..........      1,200             30,600
Profit Recovery Group International, Inc.
 (The) + .................................      1,100              7,012
Regis Corp. ..............................      2,200             31,900
StarTek, Inc. + ..........................        300              4,613
                                                                 561,637
                                                             -------------


    See Notes to Portfolio of Investments.                                    25

INDEX PLUS PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2000
INDEX PLUS SMALL CAP (CONTINUED)

                                            NUMBER OF          MARKET
                                              SHARES            VALUE
                                            ------------     -------------
SERVICES - COMPUTER SYSTEMS (0.2%)
Bell Microproducts Inc. ..................      1,100        $    17,462
Gerber Scientific, Inc. ..................      1,100              9,419
InterVoice-Brite, Inc. + .................      1,900             13,775
                                                                  40,656
                                                             -------------
SERVICES - DATA PROCESSING (0.7%)
Factset Research Systems, Inc. + .........      1,900             70,433
National Data Corp. ......................      1,800             65,925
                                                                 136,358
                                                             -------------
SERVICES - EMPLOYMENT (0.8%)
CDI Corp. + ..............................        900             13,163
Edgewater Technology, Inc. + .............      1,000              6,500
Hall, Kinion & Associates, Inc. + ........        500             10,063
Heidrick & Struggles International, Inc. +      1,000             42,062
On Assignment, Inc. ......................      1,200             34,200
Spherion Corp. + .........................      3,400             38,462
Volt Information Sciences, Inc. + ........        800             16,600
                                                                 161,050
                                                             -------------
SERVICES - FACILITIES/ENVIRONMENTAL (0.8%)
ABM Industries, Inc. .....................      1,200             36,750
TETRA Technologies, Inc. + ...............      3,725            118,734
                                                                 155,484
                                                             -------------
SHIPPING (0.1%)
Kirby Corp. + ............................      1,300             27,300
                                                             -------------
SPECIALITY PRINTING (0.3%)
Bowne & Co., Inc. ........................      1,900             20,069
Consolidated Graphics, Inc. + ............      1,100             13,131
Harland (John H.) Co. ....................      1,900             26,838
                                                                  60,038
                                                             -------------
STEEL (0.2%)
Castle (A.M.) & Co. ......................        300              3,000
Cleveland-Cliffs, Inc. ...................        700             15,094
Commercial Metals Co. ....................        700             15,575
Quanex Corp. .............................        600             12,075
                                                                  45,744
                                                             -------------
TELEPHONE LONG DISTANCE (0.1%)
General Communication, Inc. + ............      3,500             24,500
                                                             -------------
TEXTILES - APPAREL (0.7%)
Ashworth, Inc. + .........................        300              1,950
Haggar Corp. .............................        200              2,300
Kellwood Co. .............................      1,200             25,350
Nautica Enterprises, Inc. + ..............      1,500             22,852
Oshkosh B'Gosh, Inc. .....................        800             14,800
Oxford Industries, Inc. ..................        300              4,575
Phillips-Van Heusen Corp. ................      1,800             23,400
Quiksilver, Inc. + .......................      1,050             20,344
Russell Corp. ............................      1,800             27,787
                                                                 143,358
                                                             -------------
TEXTILES - HOME FURNISHINGS (0.4%)
Interface, Inc. ..........................      4,900             42,569
                                            NUMBER OF          MARKET
                                              SHARES            VALUE
                                            ------------     -------------
TEXTILES - HOME FURNISHINGS (CONTINUED)
Springs Industries, Inc. - Class A .......      1,000        $    32,437
                                                                  75,006
                                                             -------------
TEXTILES - SPECIALITY (0.0%)
Wellman, Inc. ............................        700              9,888
                                                             -------------
TOBACCO (0.1%)
Schweitzer-Mauduit International, Inc. ...      1,100             21,065
                                                             -------------
TRUCKERS (1.4%)
Arkansas Best Corp. + ....................      1,500             27,469
Arnold Industries, Inc. ..................      1,300             23,400
Forward Air Corp. + ......................      1,500             55,969
Heartland Express, Inc. + ................      1,400             31,937
Landstar Systems, Inc. + .................        500             27,719
M.S. Carriers, Inc. + ....................        500             16,375
Roadway Express, Inc. ....................      1,100             23,306
U.S. Freightways Corp. ...................        600             18,047
Werner Enterprises, Inc. .................      2,200             37,400
Yellow Corp. + ...........................      1,700             34,611
                                                                 296,233
                                                             -------------
TRUCKS & PARTS (0.2%)
Oshkosh Truck Corp. ......................        900             39,600
                                                             -------------
WASTE MANAGEMENT (0.1%)
TETRA Technologies, Inc. + ...............        700             10,850
                                                             -------------
WATER UTILITIES (0.3%)
American States Water Co. ................        200              7,375
Philadelphia Suburban Corp. ..............      2,506             61,403
                                                                  68,778
                                                             -------------
TOTAL COMMON STOCKS (COST $18,163,793)                        19,724,270
                                                             -------------
                                            PRINCIPAL
                                              AMOUNT
                                            ------------
SHORT-TERM INVESTMENTS (4.2%)
Federal Home Loan Mortgage
 Corp.,5.43%,01/02/01.....................   $871,000            871,000
TOTAL SHORT-TERM INVESTMENTS                                     871,000
 (COST $871,000)
                                                             -------------
TOTAL INVESTMENTS (COST $19,034,793)(A)                       20,595,270
OTHER ASSETS LESS LIABILITIES                                   (111,527  )
                                                             -------------
TOTAL NET ASSETS                                             $20,483,743
                                                             -------------


26 See Notes to Portfolio of Investments.

NOTES TO PORTFOLIO OF INVESTMENTS
(a) The cost of investments for federal income tax purposes amounts to
$19,849,762. Unrealized gains and losses, based on identified tax cost at
December 31, 2000, are as follows:
Unrealized gains...............................          $  2,474,395
Unrealized losses..............................           (1,728,887)
                                                 --------------------
 Net unrealized gain...........................          $    745,508
                                                 ====================


+ Non-income producing security.

Category percentages are based on net assets.

    See Notes to Financial Statements.                                        27

INDEX PLUS PORTFOLIOS
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2000


                        INDEX PLUS LARGE CAP  INDEX PLUS MID CAP   INDEX PLUS SMALL CAP
                        --------------------  ------------------  ----------------------
ASSETS:
Investments, at market
 value................    $1,252,365,536         $ 94,457,144          $ 20,595,270
Cash .................             5,240                   --                   537
Receivable for:
 Dividends and
 interest.............         1,097,557               42,800                10,701
 Investments sold ....           848,949              458,118               312,741
 Fund shares sold ....         1,752,382              594,160                38,527
Other assets .........                --                1,055                    --
Prepaid expenses .....            11,504                  441                   148
                          --------------         ------------          ------------
     Total assets ....     1,256,081,168           95,553,718            20,957,924
                          --------------         ------------          ------------
LIABILITIES:
Payable for:
 Investments purchased         6,805,616              774,407               455,296
Accrued investment
 advisory fees .......           375,574               31,835                 9,671
Accrued administrative
 service fees ........            80,483                5,969                 1,261
Accrued custody fees .             5,707                5,678                 6,707
Other liabilities ....            45,949                8,881                 1,246
                          --------------         ------------          ------------
     Total liabilities         7,313,329              826,770               474,181
                          --------------         ------------          ------------
      NET ASSETS .....    $1,248,767,839         $ 94,726,948          $ 20,483,743
                          ==============         ============          ============
NET ASSETS REPRESENTED
BY:
Paid-in capital ......    $1,305,225,686         $ 88,338,657          $ 18,095,403
Net unrealized gain
 (loss) on investments       (52,551,606)             839,849             1,560,477
Undistributed net
 investment income ...         1,085,348              283,078                42,635
Accumulated net
 realized gain (loss)
 on investments ......        (4,991,589)           5,265,364               785,228
                          --------------         ------------          ------------
      NET ASSETS .....    $1,248,767,839         $ 94,726,948          $ 20,483,743
                          ==============         ============          ============

Cost of investments ..    $1,304,917,142         $ 93,617,295          $ 19,034,793
CAPITAL SHARES:
Authorized ...........       Two Billion          Two Billion           Two Billion
Par value ............    $        0.001         $      0.001          $      0.001
Outstanding ..........        74,664,105            6,456,511             1,710,692
Net asset value,
 offering and
 redemption price per
 share (net assets
 divided by shares
 outstanding).........    $        16.73         $      14.67          $      11.97



28 See Notes to Financial Statements.

INDEX PLUS PORTFOLIOS
STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000


                        INDEX PLUS LARGE CAP  INDEX PLUS MID CAP   INDEX PLUS SMALL CAP
                        --------------------  ------------------  ----------------------
INVESTMENT INCOME:
Dividends ............     $  13,208,269         $  370,408            $   90,642
Interest .............         1,422,802            163,248                44,971
                           -------------         ----------            ----------
                              14,631,071            533,656               135,613
Foreign taxes withheld
 on dividends ........           (70,594)                --                   (42)
                           -------------         ----------            ----------
     Total investment
     income...........        14,560,477            533,656               135,571
                           -------------         ----------            ----------
INVESTMENT EXPENSES:
Investment advisory
 fees.................         4,333,342            173,551                61,947
Administrative
 services fees .......           928,761             32,541                11,615
Printing and postage
 fees.................            77,728              5,023                 4,241
Custody fees .........            21,847             28,649                32,864
Transfer agent fees ..             2,600              2,600                 2,600
Audit fees ...........            21,179             17,989                17,968
Directors' fees ......            36,610                830                   413
Registration fees ....            30,771              5,380                   621
Miscellaneous expenses            52,326              1,682                   650
                           -------------         ----------            ----------
Expenses before
 reimbursement and
 waiver from
 Investment Adviser ..         5,505,164            268,245               132,919
Expense reimbursement
 and waiver from
 Investment Adviser ..                --            (17,747)              (39,983)
                           -------------         ----------            ----------
     Net investment
     expenses.........         5,505,164            250,498                92,936
                           -------------         ----------            ----------
Net investment income          9,055,313            283,158                42,635
                           -------------         ----------            ----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain
 (loss) on:
 Investments .........        94,859,822          5,640,650             1,198,963
 Futures contracts ...        (1,546,844)                --                    --
                           -------------         ----------            ----------
     Net realized gain
     on investments ..        93,312,978          5,640,650             1,198,963
                           -------------         ----------            ----------
Net change in
 unrealized gain or
 loss on:
 Investments .........      (226,258,579)          (843,140)              251,371
 Futures contracts ...           (59,071)                --                    --
                           -------------         ----------            ----------
     Net change in
     unrealized gain
     or loss on
     investments......      (226,317,650)          (843,140)              251,371
                           -------------         ----------            ----------
Net realized and
     change in
     unrealized gain
     or loss on
     investments......      (133,004,672)         4,797,510             1,450,334
                           -------------         ----------            ----------
Net increase
 (decrease) in net
 assets resulting from
 operations ..........     $(123,949,359)        $5,080,668            $1,492,969
                           =============         ==========            ==========



    See Notes to Financial Statements.                                        29

INDEX PLUS PORTFOLIOS
STATEMENTS OF CHANGES IN NET ASSETS





                                                 INDEX PLUS LARGE CAP
                                         ------------------------------------
                                            YEAR ENDED          YEAR ENDED
                                         DECEMBER 31, 2000   DECEMBER 31, 1999
                                         -----------------   -----------------
FROM OPERATIONS:
Net investment income .................   $    9,055,313      $    6,626,830
Net realized gain on investments.......       93,312,978          83,370,099
Net change in unrealized gain or loss
 on investments........................     (226,317,650)        103,850,751
                                          --------------      --------------
 Net increase (decrease) in net assets
 resulting from operations.............     (123,949,359)        193,847,680
                                          --------------      --------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income.............       (9,357,062)         (5,248,391)
From net realized gains................     (140,046,541)        (42,453,390)
                                          --------------      --------------
 Decrease in net assets from
 distributions to shareholders.........     (149,403,603)        (47,701,781)
                                          --------------      --------------
FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold..............      292,457,198         539,500,276
Net asset value of shares issued upon
  reinvestment of distributions........      149,403,603          47,701,781
Payments for shares redeemed...........      (82,212,265)        (66,934,745)
                                          --------------      --------------
 Net increase in net assets from fund
 share transactions....................      359,648,536         520,267,312
                                          --------------      --------------
Net change in net assets...............       86,295,574         666,413,211
NET ASSETS:
Beginning of period....................    1,162,472,265         496,059,054
                                          --------------      --------------
End of period..........................   $1,248,767,839      $1,162,472,265
                                          ==============      ==============
End of period net assets includes
 undistributed net investment income...   $    1,085,348      $    1,387,097
                                          ==============      ==============
SHARE TRANSACTIONS:
Number of shares sold..................       14,786,421          28,561,848
Number of shares issued upon
  reinvestment of distributions........        8,322,201           2,421,894
Number of shares redeemed..............       (4,133,217)         (3,502,929)
                                          --------------      --------------
 Net increase..........................       18,975,405          27,480,813
                                          ==============      ==============



30 See Notes to Financial Statements.

                                                  INDEX PLUS MID CAP
                                         ------------------------------------
                                            YEAR ENDED          YEAR ENDED
                                         DECEMBER 31, 2000   DECEMBER 31, 1999
                                         -----------------   -----------------
FROM OPERATIONS:
Net investment income .................    $   283,158         $     86,081
Net realized gain on investments.......      5,640,650            2,256,814
Net change in unrealized gain or loss
 on investments........................       (843,140)             (17,695)
                                           -----------         ------------
 Net increase in net assets resulting
 from operations.......................      5,080,668            2,325,200
                                           -----------         ------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income.............         (5,821)             (80,340)
From net realized gains................       (455,656)          (2,105,261)
                                           -----------         ------------
 Decrease in net assets from
 distributions to shareholders.........       (461,477)          (2,185,601)
                                           -----------         ------------
FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold..............     75,120,403           19,048,036
Net asset value of shares issued upon
  reinvestment of distributions........        461,477            2,185,601
Payments for shares redeemed...........     (4,718,229)         (12,052,024)
                                           -----------         ------------
 Net increase in net assets from fund
 share transactions....................     70,863,651            9,181,613
                                           -----------         ------------
Net change in net assets...............     75,482,842            9,321,212
NET ASSETS:
Beginning of period....................     19,244,106            9,922,894
                                           -----------         ------------
End of period..........................    $94,726,948         $ 19,244,106
                                           ===========         ============
End of period net assets includes
 undistributed net investment income...    $   283,078         $      5,741
                                           ===========         ============
SHARE TRANSACTIONS:
Number of shares sold..................      5,218,609            1,551,617
Number of shares issued upon
  reinvestment of distributions........         31,608              186,865
Number of shares redeemed..............       (345,440)            (999,860)
                                           -----------         ------------
 Net increase..........................      4,904,777              738,622
                                           ===========         ============



    See Notes to Financial Statements.                                        31

INDEX PLUS PORTFOLIOS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                                 INDEX PLUS SMALL CAP
                                         ------------------------------------
                                            YEAR ENDED          YEAR ENDED
                                         DECEMBER 31, 2000   DECEMBER 31, 1999
                                         -----------------   -----------------
FROM OPERATIONS:
Net investment income .................    $    42,635         $    26,718
Net realized gain on investments.......      1,198,963             324,914
Net change in unrealized gain or loss
 on investments........................        251,371             866,892
                                           -----------         -----------
 Net increase in net assets resulting
 from operations.......................      1,492,969           1,218,524
                                           -----------         -----------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income............             --             (25,145)
                                           -----------         -----------
 Decrease in net assets from
 distributions to shareholders.........             --             (25,145)
                                           -----------         -----------
FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold..............     13,358,522          11,946,574
Net asset value of shares issued upon
  reinvestment of distributions........             --              25,145
Payments for shares redeemed...........     (6,851,701)         (8,280,578)
                                           -----------         -----------
 Net increase in net assets from fund
 share transactions....................      6,506,821           3,691,141
                                           -----------         -----------
Net change in net assets...............      7,999,790           4,884,520
NET ASSETS:
Beginning of period....................     12,483,953           7,599,433
                                           -----------         -----------
End of period..........................    $20,483,743         $12,483,953
                                           ===========         ===========
End of period net assets includes
 undistributed net investment income...    $    42,635         $       471
                                           ===========         ===========
SHARE TRANSACTIONS:
Number of shares sold..................      1,184,833           1,219,438
Number of shares issued upon
  reinvestment of distributions........             --               2,429
Number of shares redeemed..............       (618,953)           (847,768)
                                           -----------         -----------
 Net increase..........................        565,880             374,099
                                           ===========         ===========



32 See Notes to Financial Statements.

INDEX PLUS FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000


1. ORGANIZATION

Aetna Variable Portfolios, Inc. (Fund) is registered under the Investment Company Act of 1940 (the Act) as an open-end management investment company. It was incorporated under the laws of Maryland on June 4, 1996. The Articles of Incorporation permit the Fund to offer separate portfolios, each of which has its own investment objective, policies and restrictions.

The Fund currently offers multiple portfolios. This report covers three diversified portfolios: Aetna Index Plus Large Cap VP, Aetna Index Plus Mid Cap VP and Aetna Index Plus Small Cap VP (individually, a Portfolio, collectively, the Portfolios).

The following is each Portfolio's investment objective:

   AETNA INDEX PLUS LARGE CAP VP (Index Plus Large Cap) seeks to outperform the total return performance of the Standard and Poor's 500 Composite Index, while maintaining a market level of risk.

   AETNA INDEX PLUS MID CAP VP (Index Plus Mid Cap) seeks to outperform the total return performance of the Standard and Poor's MidCap 400 Index, while maintaining a market level of risk.

   AETNA INDEX PLUS SMALL CAP VP (Index Plus Small Cap) seeks to outperform the total return performance of the Standard and Poor's SmallCap 600 Index, while maintaining a market level of risk.

Shares of the Portfolios are offered to insurance company separate accounts that fund both annuity and life insurance contracts and to certain tax-qualified retirement plans. At December 31, 2000, separate accounts of Aetna Life Insurance and Annuity Company and its affiliates held all shares outstanding of each Portfolio.

On December 13, 2000, Aetna Inc., the indirect parent company of Aeltus Investment Management, Inc. (Aeltus), the investment adviser to the Portfolios, and Aetna Investment Services, LLC (AIS), each Portfolio's principal underwriter, sold certain of its financial services and international businesses, including Aeltus and AIS, to ING Groep N.V. (ING). ING is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with almost 100,000 employees.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements of the Portfolios have been prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

A. VALUATION OF INVESTMENTS

Exchange traded equity investments are stated at market values based upon prices furnished by external pricing sources as reported on national securities exchanges. Over-the-counter securities are stated at the last sale price, or if there has been no sale that day, at the mean of the bid and asked prices. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. Short-term investments maturing in sixty days or less are valued at amortized cost, which when combined with accrued interest, approximates market value. Securities and fixed income investments for which market quotations are not considered to be readily available are valued using methods approved by the Board of Directors (Board).

INDEX PLUS PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2000


B. FUTURES CONTRACTS

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument, including an index of stocks, at a set price on a future date. The Portfolios may invest in financial futures contracts as a hedge against their existing portfolio securities, to manage the risk of changes in interest rates, equity prices, currency exchange rates or in anticipation of future purchases and sales of securities.

Upon entering into a financial futures contract, a Portfolio is required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by the Portfolio equal to the daily fluctuations in the market value of the contract. These amounts are recorded by the Portfolio as unrealized gains or losses. When a contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Generally, futures contracts held by Portfolio are closed prior to expiration.

The risks associated with financial futures may arise from an imperfect correlation between the change in market value of the securities held by a Portfolio and the price of the contracts. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contracts.

Realized and unrealized gains or losses on financial futures are reflected in the accompanying financial statements. The amounts at risk under such futures may exceed the amounts reflected in the financial statements. For federal income tax purposes, any futures contracts which remain open at year end are marked-to-market and the resultant net gain or loss is reported to shareholders as federal taxable income.

C. ILLIQUID AND RESTRICTED SECURITIES

Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Portfolio to sell them promptly at an acceptable price. Restricted securities are those which can only be sold under Rule 144A of the Securities Act of 1933 (1933 Act) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Each Portfolio may invest up to 10% of its total assets in illiquid securities. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board. A Portfolio will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any.

D. DELAYED DELIVERY TRANSACTIONS

A Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such securities are identified in the Portfolios of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, a Portfolio is required to hold liquid assets as collateral with their custodian sufficient to cover the purchase price.


E. FEDERAL INCOME TAXES

Each Portfolio intends to meet the requirements to be taxed as a regulated investment company for the current year. As such, each Portfolio is relieved of federal income taxes by distributing all of its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code (Code). Furthermore, by declaring such distributions during the calendar year, each Portfolio will avoid federal excise taxes in accordance with the applicable provisions of the Code. Thus, the financial statements contain no provision for federal taxes.

F. DISTRIBUTIONS

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures contracts and repurchases of certain securities sold at a loss.

G. LINE OF CREDIT

The Fund (including the Portfolios), Aetna Generation Portfolios, Inc., Aetna Balanced VP, Inc., Aetna Variable Fund, Aetna Income Shares, certain series of Aetna GET Fund and certain series of Aetna Series Fund Inc., collectively, Aetna Mutual Funds, have entered into a revolving credit facility, of up to $300,000,000, with a syndicate of banks led by Citibank, N.A. The revolving credit facility requires the payment of an annual commitment fee of 0.09% based on the average daily unused amount of the credit facility. Each of the Aetna Mutual Funds will pay its pro rata share of both the agent fee and commitment fee. Generally, borrowings under the facility accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. No borrowings from the line of credit have been made as of December 31, 2000.

H. OTHER

Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on the trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using an effective yield method over the life of the security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio's understanding of the applicable countries tax rules and rates.

3. INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICE FEES

Each Portfolio pays Aeltus an investment advisory fee expressed as a percentage of its average daily net assets. Below are the Portfolios' annual investment advisory fees at December 31, 2000:

                                    ADVISORY FEE
                                    ------------
Index Plus Large Cap                   0.35%
Index Plus Mid Cap                     0.40%
Index Plus Small Cap                   0.40%

Each Portfolio pays Aeltus an administrative services fee in exchange for receiving certain administrative and shareholder services and to compensate Aeltus for supervising the Portfolios' other service providers. Each Portfolio pays Aeltus an administrative services fee at an annual rate based on its average daily net assets. The rate for each Portfolio is 0.075% on the first $5 billion in assets and 0.050% on assets over $5 billion.

INDEX PLUS PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2000


Aeltus has entered into a Service Agreement with ALIAC under which ALIAC will provide various administrative and shareholder services for each Portfolio, in exchange for fees payable by Aeltus, of up to 0.20% of the Portfolios' average daily net assets. For the period ended December 31, 2000, Aeltus paid ALIAC $2,284,420.

4. REIMBURSEMENT AND WAIVER FROM INVESTMENT ADVISER

Aeltus is contractually obligated through December 31, 2001 to reimburse each Portfolio for some or all of its operating expenses or to waive fees in order to maintain a certain expense ratio. Reimbursement and waiver arrangements will increase each Portfolio's total return. Actual expenses for the period ended December 31, 2000 were at or below contractual limits. Actual expense ratios are included in the Financial Highlights.

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

Purchases and sales of investment securities, excluding short-term investments, for the period ended December 31, 2000 were:

                                               COST OF PURCHASES         PROCEEDS FROM SALES
                                               -----------------         -------------------
Index Plus Large Cap                                  $1,547,332,965           $1,351,978,356
Index Plus Mid Cap                          136,206,857               68,379,810
Index Plus Small Cap                         27,332,505               21,375,094

6. NEW ACCOUNTING PRONOUNCEMENT

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, (the Guide), which is effective for fiscal years beginning after December 15, 2000. The Guide requires changes for investment company financial statements. These changes are expected to have no impact on the Portfolios' net asset values.

INDEX PLUS PORTFOLIOS
FINANCIAL HIGHLIGHTS
INDEX PLUS LARGE CAP
Selected data for a fund share outstanding throughout each period:


                                                                                    PERIOD FROM
                                                                                 SEPTEMBER 16, 1996
                         YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED     (COMMENCEMENT OF
                        DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,     OPERATIONS) TO
                            2000          1999          1998          1997       DECEMBER 31, 1996
                        ------------  ------------  ------------  ------------   ------------------

Net asset value,
 beginning of period..  $    20.87    $    17.59     $  14.02      $  10.91         $ 10.00
                        ----------    ----------     --------      --------         -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income        0.13          0.12         0.12          0.10+           0.05+
 Net realized and
 change in unrealized
 gain or loss on
 investments..........       (1.99)         4.09         4.30          3.60            0.92
                        ----------    ----------     --------      --------         -------
   Total from
    investment
    operations........       (1.86)         4.21         4.42          3.70            0.97
                        ----------    ----------     --------      --------         -------
LESS DISTRIBUTIONS:
 From net investment
 income...............       (0.14)        (0.10)       (0.12)        (0.10)          (0.05)
 From net realized
 gains on investments        (2.14)        (0.83)       (0.73)        (0.49)          (0.01)
                        ----------    ----------     --------      --------         -------
   Total distributions       (2.28)        (0.93)       (0.85)        (0.59)          (0.06)
                        ----------    ----------     --------      --------         -------
Net asset value, end
 of period ...........  $    16.73    $    20.87     $  17.59      $  14.02         $ 10.91
                        ==========    ==========     ========      ========         =======

Total return* ........       (9.41)%       24.30%       31.60%        33.89%           9.64%
Net assets, end of
 period (000's) ......  $1,248,768    $1,162,472     $496,059      $132,517         $19,410
Ratio of net
 investment expenses
 to average net assets        0.44%         0.45%        0.46%         0.50%           0.50%(1)
Ratio of net
 investment income to
 average net assets ..        0.73%         0.78%        1.07%         1.38%           1.89%(1)
Ratio of expenses
 before reimbursement
 and waiver to average
 net assets ..........          --          0.45%          --            --              --
Portfolio turnover
 rate.................      110.53%        88.04%       98.61%        76.83%           5.18%



(1) Annualized.

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

    See Notes to Financial Statements.                                        37

INDEX PLUS PORTFOLIOS
FINANCIAL HIGHLIGHTS (CONTINUED)
INDEX PLUS MID CAP
INDEX PLUS MID CAP



Selected data for a fund share outstanding throughout each period:


                                                                      PERIOD FROM
                                                                   DECEMBER 16, 1997
                         YEAR ENDED    YEAR ENDED    YEAR ENDED    (COMMENCEMENT OF
                        DECEMBER 31,  DECEMBER 31,  DECEMBER 31,    OPERATIONS) TO
                            2000          1999          1998       DECEMBER 31, 1997
                        ------------  ------------  ------------   -----------------

Net asset value,
 beginning of period .    $ 12.40       $ 12.20       $ 10.34         $10.00
                          -------       -------       -------         ------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income       0.04          0.06          0.07           0.01+
 Net realized and
 change in unrealized
 gain or loss on
 investments..........       2.43          1.76          2.42           0.34
                          -------       -------       -------         ------
   Total from
    investment
    operations........       2.47          1.82          2.49           0.35
                          -------       -------       -------         ------
LESS DISTRIBUTIONS:
 From net investment
 income...............         --         (0.06)        (0.07)         (0.01)
 From net realized
 gains on investments       (0.20)        (1.56)        (0.56)            --
                          -------       -------       -------         ------
   Total distributions      (0.20)        (1.62)        (0.63)         (0.01)
                          -------       -------       -------         ------
Net asset value, end
 of period ...........    $ 14.67       $ 12.40       $ 12.20         $10.34
                          =======       =======       =======         ======

Total return* ........      19.91%        15.81%        24.30%          3.50%
Net assets, end of
 period (000's) ......    $94,727       $19,244       $ 9,923         $7,756
Ratio of net
 investment expenses
 to average net assets       0.58%         0.60%         0.60%          0.60%(1)
Ratio of net
 investment income to
 average net assets ..       0.66%         0.68%         0.68%          1.37%(1)
Ratio of expenses
 before reimbursement
 and waiver to average
 net assets ..........       0.62%         0.80%         0.82%            --
Portfolio turnover
 rate.................     153.97%       143.02%       165.70%            --



(1) Annualized.

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

38 See Notes to Financial Statements.

INDEX PLUS SMALL CAP
Selected data for a fund share outstanding throughout each period:


                                                                      PERIOD FROM
                                                                   DECEMBER 19, 1997
                         YEAR ENDED    YEAR ENDED    YEAR ENDED    (COMMENCEMENT OF
                        DECEMBER 31,  DECEMBER 31,  DECEMBER 31,    OPERATIONS) TO
                            2000          1999          1998       DECEMBER 31, 1997
                        ------------  ------------  ------------   -----------------

Net asset value,
 beginning of period .    $ 10.90       $  9.86      $ 10.42          $10.00
                          -------       -------      -------          ------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income       0.02          0.02         0.04            0.01+
 Net realized and
 change in unrealized
 gain or loss on
 investments..........       1.05          1.04        (0.19)           0.42
                          -------       -------      -------          ------
   Total from
    investment
    operations........       1.07          1.06        (0.15)           0.43
                          -------       -------      -------          ------
LESS DISTRIBUTIONS:
 From net investment
 income...............         --         (0.02)       (0.04)          (0.01)
 From net realized
 gains on investments          --            --        (0.37)             --
                          -------       -------      -------          ------
   Total distributions         --         (0.02)       (0.41)          (0.01)
                          -------       -------      -------          ------
Net asset value, end
 of period ...........    $ 11.97       $ 10.90      $  9.86          $10.42
                          =======       =======      =======          ======

Total return* ........       9.82%        10.79%       (1.35)%          4.33%
Net assets, end of
 period (000's) ......    $20,484       $12,484      $ 7,599          $7,817
Ratio of net
 investment expenses
 to average net assets       0.60%         0.60%        0.60%           0.60%(1)
Ratio of net
 investment income to
 average net assets ..       0.28%         0.28%        0.38%           1.90%(1)
Ratio of expenses
 before reimbursement
 and waiver to average
 net assets ..........       0.86%         0.90%        0.87%             --
Portfolio turnover
 rate.................     141.97%       106.89%      141.99%             --



(1) Annualized.

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

    See Notes to Financial Statements.                                        39

                          INDEPENDENT AUDITORS' REPORT




The Board of Directors and Shareholders
Aetna Variable Portfolios, Inc.:

We have audited the accompanying statements of assets and liabilities of Aetna Index Plus Large Cap VP, Aetna Index Plus Mid Cap VP and Aetna Index Plus Small Cap VP, each a series of Aetna Variable Portfolios, Inc. (collectively the Index Plus Portfolios), including the portfolios of investments as of December 31, 2000, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Index Plus Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects the financial position of Aetna Index Plus Large Cap VP, Aetna Index Plus Mid Cap VP and Aetna Index Plus Small Cap VP as of December 31, 2000, the results of their operations for the year then ended, changes in their net assets for each of the years in the two-year period then ended and financial highlights for each of the years or periods in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.






Hartford, Connecticut
February 2, 2001

INDEX PLUS PORTFOLIOS
ADDITIONAL INFORMATION (UNAUDITED)
DECEMBER 31, 2000


1. FUND CLOSURE

On March 1, 2000, the Board considered and agreed to submit to shareholders a proposal by Aeltus to liquidate Aetna Index Plus Bond VP (Index Plus Bond). Index Plus Bond was closed to new retirement plan investors on May 15, 2000. Shareholders approved the proposal on July 28, 2000 and Index Plus Bond was liquidated on August 25, 2000. Below are the results of the shareholder vote:

                     NUMBER OF                         % OF VOTES
                                       --------------------------------------------
                   SHARES VOTING       CAST FOR       CAST AGAINST        ABSTAIN
                   ---------------     ----------     --------------     ----------
 Index Plus Bond
                   1,187,115.943         100%              0%               0%



2. FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE FISCAL YEAR
In accordance with federal tax authorities, certain portions of the dividends taxable as ordinary income qualify for the corporate dividends received deduction. The following percentages reflect the portions of such dividends paid:

Index Plus Large Cap   18.88%
Index Plus Mid Cap      8.04%


Index Plus Large Cap paid per share and aggregate amounts of $1.1791 and $77,998,679, during the year ended December 31, 2000 which qualify to be taxed at long-term capital gain rates.

3. SHAREHOLDER MEETING

The shareholders of Aetna voted in favor of a proposal to sell certain of Aetna's businesses, including Aeltus, to ING. Consummation of the transaction resulted in Aeltus becoming an indirect wholly-owned subsidiary of ING in December 2000.

Under the Act, the transaction resulted in a change in control of Aeltus and therefore, constituted an assignment of each Portfolio's investment advisory agreement. Consequently, Aeltus received approval of new investment advisory agreements from the Board and the shareholders of each Portfolio. The results of the shareholder meeting held on November 22, 2000, are as follows:

A. ELECTION OF DIRECTORS

The following individuals were elected to serve as Directors of the Fund. Every individual named served as a Director prior to this election and there are no other individuals currently serving as Directors of the Fund.

INDEX PLUS PORTFOLIOS
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
DECEMBER 31, 2000



                          NUMBER OF                % OF VOTES
                                             -------------------------
                        SHARES VOTING        CAST FOR        WITHHELD
                        ----------------     ----------     ----------
Albert E. DePrince Jr.
                        86,992,426.935       98.011%          1.989%
Maria T. Fighetti
                        86,992,426.935       98.001%          1.999%
J. Scott Fox
                        86,992,426.935       97.996%          2.004%
David L. Grove
                        86,992,426.935       97.804%          2.196%
John Y. Kim
                        86,992,426.935       97.971%          2.029%
Sidney Koch
                        86,992,426.935       97.907%          2.093%
Corine T. Norgaard
                        86,992,426.935       97.973%          2.027%
Richard G. Scheide
                        86,992,426.935       97.868%          2.132%



B. APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
Shareholders in each Portfolio voted to approve a new Investment Advisory Agreement (Agreement) between the Fund (on behalf of each Portfolio) and Aeltus. The Agreements contain no change in advisory fees payable to Aeltus.

                        NUMBER OF                          % OF VOTES
                                           --------------------------------------------
                      SHARES VOTING        CAST FOR       CAST AGAINST        ABSTAIN
                      ----------------     ----------     --------------     ----------
Index Plus Large Cap
                      45,110,189.702       94.735%           1.260%            4.005%
Index Plus Mid Cap
                       2,048,592.005       98.308%           0.792%            0.900%
Index Plus Small Cap
                       1,053,268.644       97.802%           2.098%            0.100%



C. RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
Shareholders of all the Portfolios approved the selection of KPMG LLP as independent auditors for the year ending December 31, 2001.

                     NUMBER OF                          % OF VOTES
                                        --------------------------------------------
                   SHARES VOTING        CAST FOR       CAST AGAINST        ABSTAIN
                   ----------------     ----------     --------------     ----------
KPMG LLP
                   86,992,426.935       96.027%           0.703%            3.270%

LOGO

                                    [GRAPH]

ASCENT VP                           Jul-95                Dec-95                                       Dec-96
Aetna Ascent VP            43       10,000     10,601     11,045     11,453      12,049     12,654     13,650    13,617     15,103
Russell 3000 Index         43       10,000     10,901     11,470     12,097      12,602     12,974     13,973    14,094     16,455
Ascent Composite           43       10,000     10,526     10,955     11,278      11,624     11,968     12,850    12,738     14,102


ASCENT VP                              Dec-97                                      Dec-98
Aetna Ascent VP            16,524      16,366     17,917     17,939     15,508     17,069      16,692     18,280       17,609
Russell 3000 Index         17,990      18,413     20,816     21,195     18,823     22,857      23,632     25,454       23,779
Ascent Composite           15,081      14,942     16,112     16,035     14,531     16,216      17,293     17,089       16,635


ASCENT VP                   12/31/1999                                    12/31/2000
Aetna Ascent VP                 19,520     20,658     19,959     20,291       19,389
Russell 3000 Index              27,636     28,899     27,899     28,105       25,573
Ascent Composite                18,253     18,846     18,756     20,658       20,050


LOGO

                                    [GRAPH]

CROSSROADS VP                        Jul-95                 Dec-95                                         Dec-96
Aetna Crossroads VP          43      10,000      10,532     10,930     11,233      11,739      12,207      12,985      12,995
Salomon Broad Index          43      10,000      10,190     10,632     10,447      10,498      10,694      11,017      10,959
Crossroads Composite         43      10,000      10,429     10,841     11,048      11,321      11,628      12,345      12,244


CROSSROADS VP                                        Dec-97                                        Dec-98
Aetna Crossroads VP           14,151     15,323      15,268      16,408     16,528      14,984     16,170      15,890     16,943
Salomon Broad Index           11,354     11,731      12,077      12,271     12,556      13,076     13,129      13,069     12,948
Crossroads Composite          13,319     14,101      14,081      14,955     14,978      14,076     15,329      16,056     15,890


CROSSROADS VP                            12/31/1999                                    12/31/2000
Aetna Crossroads VP             16,494       17,822     18,469     18,066     18,410       17,896
Salomon Broad Index             13,041       13,020     13,305     13,531     13,944       14,530
Crossroads Composite            15,626       16,759     17,242     17,245     18,604       18,392


                                                               See Definition of

Terms.                                                                     43

                                 Average Annual Total Returns
                            for the year ended December 31, 2000*

------------------------------------------------------------------------------------------------
              Ascent VP                       Crossroads VP                 Legacy VP

------------------------------------------------------------------------------------------------
  1 Year      5 Years      Inception    1 Year  5 Years  Inception  1 Year  5 Years  Inception
------------------------------------------------------------------------------------------------
  -0.67%      11.91%        12.82%      0.41%   10.36%    11.18%    4.81%    9.43%    10.14%
------------------------------------------------------------------------------------------------

LOGO

                                    [GRAPH]

LEGACY VP                              Jul-95                Dec-95                                         Dec-96
Aetna Legacy VP               44       10,000     10,451     10,827     11,036      11,403      11,773      12,363      12,347
Salomon Broad Index           44       10,000     10,190     10,632     10,447      10,498      10,694      11,017      10,959
Legacy Composite              44       10,000     10,332     10,727     10,822      11,023      11,294      11,855      11,762


LEGACY VP                                               Dec-97                                        Dec-98
Aetna Legacy VP                 13,236      14,088      14,156      14,932     15,085      14,290     15,139      14,979     15,668
Salomon Broad Index             11,354      11,731      12,077      12,271     12,556      13,076     13,129      13,069     12,948
Legacy Composite                12,569      13,171      13,256      13,867     13,975      13,605     14,453      14,867     14,736


LEGACY VP                               12/31/1999                                          12/31/2000
Aetna Legacy VP                15,435       16,212       16,809       16,713       17,058       16,993
Salomon Broad Index            13,041       13,020       13,305       13,531       13,944       14,530
Legacy Composite               14,639       15,340       15,723       15,804       16,675       16,787

* Total Return is calculated including reinvestment of income and capital gain distributions. Performance does not take into account any separate account charges imposed by Aetna. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The primary benchmark for Ascent VP is the Russell 3000 Index. Ascent is the most aggressive of the Generation Portfolios with a larger allocation to equities. The Russell 3000 is a broad-based equity index which includes large cap, mid cap, small cap and real estate investment trusts (REIT) securities which are reflective of the domestic equity allocation of the Portfolio. The primary benchmark for Crossroads VP and Legacy VP is the Salomon Smith Barney Broad Investment-Grade Bond (Salomon Broad) Index. Crossroads and Legacy are the more conservative of the Generation Portfolios with a larger allocation to fixed income securities. The Salomon Broad Index is a broad-based bond index which is reflective of the domestic bond allocation of those Portfolios.

The secondary benchmarks for the Portfolios are the composite benchmarks which are made up of seven asset class indices. The composite benchmark may serve as a better comparison for the Portfolio because it is more representative of the actual securities and allocations of the Portfolios.

                       AETNA GENERATION PORTFOLIOS, INC.

HOW DID THE PORTFOLIOS PERFORM DURING THE PERIOD?

For the year ended December 31, 2000, the performance for the Aetna Generation Portfolios, Inc. (Ascent, Crossroads and Legacy) and their respective benchmarks and composite indices are listed below:

                                        PORTFOLIO                      BENCHMARK INDEX    COMPOSITE INDEX
GENERATION PORTFOLIOS                    RETURN     BENCHMARK INDEX         RETURN             RETURN
Ascent                                   -0.67%     Russell 3000 (a)        -7.46%             -2.17%
Crossroads                                0.41%     Salomon Broad (b)       11.59%              1.22%
Legacy                                    4.81%     Salomon Broad (b)       11.59%              4.65%


44 See Definition of Terms.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIOS?

The rapid economic growth seen during 1999 slowed over the course of 2000 due primarily to six Federal Open Market Committee (FOMC) interest rate increases, which raised the Federal Funds rate to 6.50%. The economy started to show signs of slowing in May 2000 and by year-end, expectations for fourth quarter Gross Domestic Product growth were approximately 2%, down from a high of 5.6% in the second quarter. Weakening manufacturing activity, employment numbers and consumer sentiment all supported the slower growth. The NAPM (National Association of Purchasing Managers) Index(l) fell to 43.7 in December, the weakest reading since February 1991. In the labor markets, unemployment claims rose to 375,000 by year-end, up nearly 40% since the spring. Consumer confidence as measured by the University of Michigan, was down to 98.4, a two-year low.

Although volatility plagued the equity markets during both 1999 and 2000, negative returns were the rule rather than the exception on major indices this year. The Russell 1000 Growth Index(k), the Standard & Poor's (S&P) 500, and the NASDAQ Composite Index(i), were down 22.42%, 9.11%, and 39.29%, respectively. In addition, S&P multiples began to contract and S&P earnings began to decelerate from a 13% growth rate in 2000 to expectations of 4-5% growth in 2001.

The year 2000 was a big year for the broad market bond indices such as the Lehman Brothers Aggregate Bond Index(j) and the Salomon Smith Barney Broad Investment-Grade Bond Index which returned 11.63% and 11.59%, respectively over the period. This year marks the first year that these indices outperformed the S&P 500 since 1990. During the year, interest rates declined across the yield curve as market expectation shifted from a tighter to a more accommodative Federal Reserve (Fed). Yields from two to thirty years all declined by over 100 basis points. Also providing support to the Treasury market was reduced supply resulting from the government surplus. Spreads in most sectors widened due to supply and credit concerns. In higher quality sectors, spreads widened as Treasuries traded at a premium based on the reduced supply. Within credit sectors, spreads widened dramatically due to credit concerns, increases in default rates, and tighter credit conditions. In general, the lower the credit quality, the worse the performance.

                                                   INDEX
ASSET CLASS           BENCHMARK INDEX             RETURN
Large Cap Stocks      S&P 500 (c)                  -9.11%
Small/Mid Cap Stocks  Russell 2500 (d)              4.27%
International Stocks  MSCI EAFE (e)               -13.96%
Real Estate Stocks    NAREIT Equity (f)            26.35%
U.S. Dollar Bonds     Salomon Broad (b)            11.59%
International Bonds   S.B. Non-U.S. WGBI (g)       -2.63%
Cash Equivalents      U.S. 90 Day T-Bill (h)        5.96%



WHAT INVESTMENTS INFLUENCED THE PORTFOLIOS' PERFORMANCE OVER THE PAST YEAR?

Over the last year, the outperformance of the Ascent and Legacy relative to their custom benchmarks was mainly due to positive asset allocation decisions. While asset allocation decisions had a positive impact on Crossroads' performance, overall underperformance in Crossroads was primarily due to adverse stock selection. An underweight position in international bonds aided all Portfolios.

Stock selection was strong in domestic large, mid and small cap stocks and real estate investment trusts (REITS) across all Portfolios. The utilities sector performed well for large cap stocks. Top performing sectors in small and mid cap stocks included technology and financials. International equities had a negative impact on all Portfolios due to poor performance in the technology, communication services and financial sectors. Overall, stock selection was neutral in Ascent and Legacy and was slightly negative in Crossroads. The primary reasons for asset allocation outperformance were our underweight positions in large cap stocks and international fixed income across all Portfolios. An overweight position in international stocks detracted from performance. Top positive contributors to the Portfolios included: Oxford Health Plans, up 211.3%; Downey Financial up 175.9% and Boston Properties Inc., up 47.3%. Negative performers included: Microsoft, down 62.85% and Viatel, down 93.1%.

                                                               See Definition of

Terms.                                                                     45

Listed below are the asset class allocation breakdowns:

                                   % OF
                                NET ASSETS      NOTIONAL VALUE*         ECONOMIC EXPOSURE*
ASSET ALLOCATION:                12/31/00         OF FUTURES          12/31/00      12/31/99   BENCHMARK        RANGE
ASCENT
------
Large Cap Stocks                   31.9%               --              31.9%         26.8%          35%         0-70%
Small/Mid Cap Stocks               22.1%               --              22.1%         12.7%          20%         0-40%
International Stocks               13.5%             (4.6)%            18.1%         29.4%          20%         0-40%
International Bonds                 0.7%               --               0.7%          1.0%           5%         0-10%
Real Estate Stocks                  5.5%               --               5.5%         11.4%           5%         0-10%
U.S. Dollar Bonds                  13.8%               --              13.8%          6.7%          15%         0-30%
Cash Equivalents                   12.5%             (4.6)%             7.9%         12.0%          --          0-30%
                                ----------        ----------         ---------     ---------     ---------
                                  100.0%               --              100.0%        100.0%        100%
                                ==========        ==========         =========     =========     =========
CROSSROADS
----------
Large Cap Stocks                   23.3%               --               23.3%         22.1%         25%         0-50%
Small/Mid Cap Stocks               17.1%               --               17.1%         10.0%         15%         0-30%
International Stocks               10.0%              3.0%              13.0%         22.2%         15%         0-30%
International Bonds                 2.1%               --                2.1%          3.1%          5%         0-10%
Real Estate Stocks                  5.9%               --                5.9%          9.0%          5%         0-10%
U.S. Dollar Bonds                  24.0%               --               24.0%         24.9%         30%         0-60%
Cash Equivalents                   17.6%             (3.0)%             14.6%          8.7%          5%         0-30%
                                ----------        ----------         ---------     ---------    ---------
                                  100.0%               --              100.0%        100.0%       100.0%
                                ==========        ==========         =========     =========    =========
LEGACY
------
Large Cap Stocks                   13.2%               --               13.2%         15.1%         15%         0-30%
Small/Mid Cap Stocks               11.4%               --               11.4%          8.0%         10%         0-20%
International Stocks                6.6%              2.0%               8.6%         15.2%         10%         0-20%
International Bonds                 4.0%               --                4.0%          5.4%          5%         0-10%
Real Estate Stocks                  5.6%               --                5.6%          5.5%          5%         0-10%
U.S. Dollar Bonds                  35.8%               --               35.8%         44.0%         45%         0-90%
Cash Equivalents                   23.4%             (2.0)%             21.4%          6.8%         10%         0-30%
                                ----------        ----------         ---------     ---------    ---------
                                  100.0%               --              100.0%        100.0%       100.0%
                                ==========        ==========         =========     =========    =========


* Notional value refers to the economic value at risk or the exposure to the financial instruments underlying the options and futures positions, if any. Economic exposure reflects the Portfolio's exposure to both changes in the value of the portfolio of investments as well as the financial instruments underlying the options and futures positions, if any.

WHAT IS YOUR OUTLOOK GOING FORWARD?

Equity: During the year 2000, investor's economic expectations moved from hopes of a soft landing, to the realities of a harder landing, to fears of a 2001 recession. As we enter 2001, the economy has slowed to a more sustainable rate of growth, oil prices have declined substantially from their highs, inflation remains tame and labor markets, while softening somewhat in the fourth quarter, are still at full employment levels (4% unemployment rate). Equity valuations have clearly moderated, from their highs in the second quarter of 2000, the presidential race has been resolved and the Fed has moved into an easing mode, reversing their 18-month tightening bias. The risk of continued earnings disappointments and the magnitude and speed of the impact of changing monetary and fiscal policies will most likely sustain financial market volatility during the first part of 2001. However, both monetary and fiscal policies are now poised to mitigate the likelihood and/or severity of a recession. The focus of our Portfolios remain unchanged, to own stocks with the strongest business fundamentals.



46 See Definition of Terms.

Fixed Income: While we believe that credit quality could continue to deteriorate, our valuation measures indicate that much of this is already priced into the market. Based on this, we expect to overweight corporate sectors early in 2001. Investment grade corporate bonds are most attractive from a risk/reward standpoint, while selective high yield issues also look attractive at current levels. We expect to remain short duration. We believe the current low level of yields has been driven by technical factors that could reverse quickly, and we also believe from a fundamental standpoint that this level of rates underestimates current inflation risk. Based on our rate view and valuation measures, we also favor an overweight in mortgage-backed securities versus agencies.


The opinions expressed reflect those of the portfolio manager only through December 31, 2000. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Portfolios are subject to change.
                                                               See Definition of

Terms.                                                                     47

DEFINITION OF TERMS

(a)The Russell 3000 Index measures the performance of the 3,000 largest U.S.
  companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
(b)
  Salomon Smith Barney Broad Investment-Grade Bond (Salomon Broad) Index is an unmanaged, market-weighted index that contains approximately 4,700 individually priced investment-grade bonds rated BBB or better. The index includes U.S. Treasury/Agency issues, mortgage pass-through securities, and corporate issues.
(c)
  The S&P 500 is the Standard & Poor's 500 Index. Performance is calculated on a total return basis and dividends are reinvested, as reported by Frank
  Russell Company.
(d)
  The Russell 2500 Index consists of the smallest 500 securities in the Russell
  1000 Index and all 2,000 securities in the Russell 2000 Index. Each of these indices assumes reinvestment of all dividends and is unmanaged.
(e)
  The MSCI EAFE Index (Morgan Stanley Capital International-Europe, Australia and Far East) is a market value-weighted average of the performance of more than 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East. Performance is calculated on a total return basis, as reported by Frank Russell Company.
(f)The NAREIT Equity REIT Index is a market weighted total return of all tax-qualified REITs listed on the New York Stock Exchange, American Stock
  Exchange and the NASDAQ National Market System as reported by Frank Russell
  Company.
(g)The Salomon Brothers Non-U.S. World Government Bond Index (S.B. Non-U.S.
  WGBI) serves as an unmanaged benchmark to evaluate the performance of government bonds with a maturity of one year or greater in the following 12 countries: Japan, United Kingdom, Germany, France, Canada, the Netherlands,
  Australia, Denmark, Italy, Belgium, Spain and Sweden.
(h)Three-month Treasury bills are backed by full faith and credit of the U.S.
  Government, short-term investments are equivalent to cash because their maturity is only three months.
(i)NASDAQ Composite Index is an unmanaged index of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange.
(j)The Lehman Brothers Aggregate Bond Index is an unmanaged index and is composed of securities from Lehman Brothers Government/Corporate Bond Index,
  Mortgage-Backed Securities Index and the Asset-Backed Securities Index.
(k)
  The Russell 1000 Growth Index consists of the largest 1,000 companies in the Russell 3000 Index. This index represents the universe of large capitalization stocks from which most active money managers typically select.
(l)The National Association of Purchasing Management, Inc. (NAPM) is a communication link with more than 47,000 purchasing and supply management professionals.

The unmanaged indices described above are not available for individual investment.

AETNA GENERATION PORTFOLIOS, INC.
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2000
ASCENT


                                         NUMBER OF         MARKET VALUE
                                           SHARES
                                        --------------     ---------------
COMMON STOCKS (72.8%)
UNITED STATES (59.4%)
AEROSPACE/DEFENSE (3.6%)
Boeing Co. ...........................        35,600           2,349,600
General Dynamics Corp. ...............        27,500           2,145,000
Lockheed Martin Corp. ................        56,300           1,911,385
Northrop Grumman Corp. ...............        13,400           1,112,200
Precision Castparts Corp. ............         8,600             361,737
                                                               7,879,922
                                                           ---------------
AIRLINES (0.5%)
Frontier Airlines, Inc. + ............        35,000           1,082,813
                                                           ---------------
BANKS - MAJOR REGIONAL (1.0%)
Bank of New York Co., Inc. ...........        16,200             894,038
Northern Trust Corp. .................        14,600           1,190,812
                                                               2,084,850
                                                           ---------------
BEVERAGES - ALCOHOLIC (1.5%)
Anheuser-Busch Co., Inc. .............        48,700           2,215,850
Constellation Brands, Inc. + .........        15,500             910,625
                                                               3,126,475
                                                           ---------------
BEVERAGES - NON-ALCOHOLIC (0.4%)
Pepsi Bottling Group, Inc. (The) .....        19,000             758,813
                                                           ---------------
BIOTECHNOLOGY (0.9%)
Abgenix, Inc. + ......................         1,700             100,406
IDEC Pharmaceuticals Corp. + .........           800             151,650
Invitrogen Corp. + ...................         7,100             613,262
Protein Design Labs, Inc. + ..........         7,000             608,125
Techne Corp. + .......................        15,000             540,938
                                                               2,014,381
                                                           ---------------
CHEMICALS - SPECIALITY (0.2%)
GenTek, Inc. .........................        25,000             412,500
                                                           ---------------
COMMUNICATIONS EQUIPMENT (0.2%)
Anixter International, Inc. + ........        24,000             519,000
                                                           ---------------
COMPUTERS - HARDWARE (0.4%)
Brocade Communications Systems, Inc. .         6,200             569,238
Emulex Corp. + .......................         3,100             247,806
                                                                 817,044
                                                           ---------------
COMPUTERS - PERIPHERALS (0.8%)
EMC Corp. + ..........................        24,400           1,622,600
                                                           ---------------
COMPUTERS SOFTWARE/SERVICES (0.6%)
BEA Systems, Inc. + ..................        12,500             841,406
Symantec Corp. + .....................        15,000             500,625
                                                               1,342,031
                                                           ---------------
CONSUMER FINANCE (0.3%)
PMI Group, Inc. (The) ................        10,500             710,719
                                                           ---------------
DISTRIBUTORS - FOOD & HEALTH (1.6%)
Cardinal Health, Inc. ................        22,600           2,251,525
Sysco Corp. ..........................        39,200           1,176,000
                                                               3,427,525
                                                           ---------------
ELECTRIC COMPANIES (2.5%)
Allegheny Energy, Inc. ...............         3,300             159,019
Energy East Corp. ....................        37,000             728,438
                                         NUMBER OF         MARKET VALUE
                                           SHARES
                                        --------------     ---------------
UNITED STATES (CONTINUED)
ELECTRIC COMPANIES (CONTINUED)
Entergy Corp. ........................        31,000           1,311,687
Exelon Corp. .........................         8,400             589,764
NSTAR Corp............................        17,000             728,875
Public Service Co. of New Mexico .....        34,000             911,625
RGS Energy Group Inc. ................        30,000             973,125
                                                               5,402,533
                                                           ---------------
ELECTRICAL EQUIPMENT (1.5%)
Black Box Corp. + ....................        11,000             531,438
Checkpoint Systems, Inc. + ...........        40,000             297,500
Flextronics International Ltd. + .....        15,800             450,300
General Electric Co. .................        28,700           1,375,806
Technitrol, Inc. .....................        16,000             658,000
                                                               3,313,044
                                                           ---------------
ELECTRONICS - COMPONENT DIST. (0.2%)
Arrow Electronics, Inc. + ............        17,000             486,625
                                                           ---------------
ELECTRONICS - INSTRUMENTS (0.2%)
Newport Corp. ........................         5,500             432,352
                                                           ---------------
ELECTRONICS - SEMICONDUCTORS (0.6%)
Elantec Semiconductor, Inc. + ........        11,200             310,800
International Rectifier Corp. + ......         6,500             195,000
JDS Uniphase Corp. + .................        17,600             733,700
                                                               1,239,500
                                                           ---------------
FINANCIAL - DIVERSIFIED (0.5%)
Ambac Financial Group, Inc. ..........         2,400             139,950
Kramont Realty Trust .................         6,300              56,700
National Golf Properties, Inc. .......         1,200              24,675
Security Capital Group Inc. - Class B
 +....................................         7,200             144,450
Senior Housing Properties Trust ......         5,000              46,563
USA Education Inc. ...................        10,800             734,400
                                                               1,146,738
                                                           ---------------
FOODS (1.5%)
PepsiCo, Inc. ........................        54,000           2,676,375
Suiza Foods Corp. + ..................        10,500             504,000
                                                               3,180,375
                                                           ---------------
GAMING, LOTTERY, & PARI-MUTUEL (0.4%)
Aztar Corp. + ........................        50,000             646,875
International Game Technology + ......         4,000             192,000
                                                                 838,875
                                                           ---------------
HEALTH CARE - DRUGS/PHARMACEUTICALS (2.4%)
Emisphere Technologies, Inc. + .......        20,000             500,000
Forest Laboratories, Inc. + ..........        10,800           1,435,050
Merck & Co., Inc. ....................        28,100           2,630,862
Schering-Plough Corp. ................        12,200             692,350
                                                               5,258,262
                                                           ---------------
HEALTH CARE - HOSPITAL MANAGEMENT (2.2%)
HCA - The Healthcare Co. .............        56,800           2,499,768
Tenet Healthcare Corp. ...............        49,500           2,199,656
                                                               4,699,424
                                                           ---------------
HEALTH CARE - MANAGED CARE (3.0%)
Oxford Health Plans, Inc. + ..........        17,000             671,500


    See Notes to Portfolio of Investments.                                    49

AETNA GENERATION PORTFOLIOS, INC.
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2000
ASCENT (CONTINUED)

                                         NUMBER OF         MARKET VALUE
                                           SHARES
                                        --------------     ---------------
UNITED STATES (CONTINUED)
HEALTH CARE - MANAGED CARE (CONTINUED)
Trigon Healthcare, Inc. + ............         8,000             622,500
UnitedHealth Group Inc. ..............        69,200           4,247,150
Wellpoint Health Networks, Inc. + ....         8,000             922,000
                                                               6,463,150
                                                           ---------------
HEALTH CARE - MEDICAL PRODUCTS/SUPPLIES (0.8%)
Cooper Companies, Inc. ...............        13,000             518,375
St. Jude Medical, Inc. + .............        19,400           1,191,887
                                                               1,710,262
                                                           ---------------
HEALTH CARE - SPECIAL SERVICES (0.6%)
HEALTHSOUTH Corp. + ..................        21,700             353,981
Laboratory Corp. of America Holdings +         5,600             985,600
                                                               1,339,581
                                                           ---------------
HEALTH CARE DIVERSIFIED (0.9%)
Abbott Laboratories ..................        41,100           1,990,781
                                                           ---------------
HOMEBUILDING (1.1%)
NVR, Inc. + ..........................         7,500             927,000
Standard Pacific Corp. ...............        40,000             935,000
Toll Brothers, Inc. + ................        11,500             470,062
                                                               2,332,062
                                                           ---------------
INSURANCE - LIFE/HEALTH (0.5%)
The MONY Group Inc. ..................        20,000             988,750
                                                           ---------------
INSURANCE - MULTI-LINE (3.6%)
American International Group, Inc. ...        28,050           2,764,678
CIGNA Corp. ..........................        25,100           3,320,730
Loews Corp. ..........................         8,100             838,856
Stancorp Financia ....................        17,000             811,750
                                                               7,736,014
                                                           ---------------
INSURANCE - PROPERTY/CASUALTY (2.4%)
Allstate Corp. (The) .................        41,200           1,794,775
Radian Group Inc. ....................        11,000             825,687
RenaissanceRe Holdings Ltd. ..........         9,500             743,969
St. Paul Co., Inc. ...................        34,300           1,862,919
                                                               5,227,350
                                                           ---------------
INSURANCE BROKERS (0.4%)
Marsh & McLennan Co., Inc. ...........         6,500             760,500
                                                           ---------------
INVESTMENT BANKING/BROKERAGE (0.3%)
Southwest Securities Group, Inc. .....        11,000             284,625
Tucker Anthony Sutro Corp. ...........        18,500             454,406
                                                                 739,031
                                                           ---------------
INVESTMENT MANAGEMENT (0.3%)
Affiliated Managers Group, Inc. + ....        12,000             658,500
                                                           ---------------
LEISURE TIME - PRODUCTS (0.2%)
Direct Focus, Inc. + .................        15,000             503,438
                                                           ---------------
LODGING - HOTELS (0.1%)
Crestline Capital Corp. ..............         2,700              69,525
MeriStar Hospitality Corp. ...........         3,000              59,063
Prime Hospitality Corp. + ............         5,300              61,612
                                                                 190,200
                                                           ---------------
MANUFACTURING - DIVERSIFIED (0.3%)
Tyco International Ltd. ..............        12,700             704,850
                                                           ---------------
                                         NUMBER OF         MARKET VALUE
                                           SHARES
                                        --------------     ---------------
UNITED STATES (CONTINUED)
MANUFACTURING - SPECIALIZED (1.1%)
United Technologies Corp. ............        30,100           2,366,612
                                                           ---------------
NATURAL GAS - DISTRIBUTION - PIPE LINE (2.8%)
Coastal Corp. (The) ..................        26,400           2,331,450
Dynegy Inc. ..........................        21,000           1,177,313
El Paso Energy Corp. .................        25,200           1,804,950
Energen Corp. ........................        25,500             820,781
                                                               6,134,494
                                                           ---------------
OIL & GAS - DRILLING & EQUIPMENT (0.8%)
Helmerich & Payne, Inc. ..............        20,000             877,500
Seitel, Inc. + .......................        42,000             774,375
                                                               1,651,875
                                                           ---------------
OIL & GAS - EXPLORATION/PRODUCTION (1.2%)
Anadarko Petroleum Corp. .............        22,200           1,577,976
Basin Exploration, Inc. + ............        10,000             255,000
Vintage Petroleum, Inc. + ............        40,000             860,000
                                                               2,692,976
                                                           ---------------
OIL & GAS - REFINING & MARKETING (0.4%)
Ultramar Diamond Shamrock Corp. ......        28,000             864,500
                                                           ---------------
PHOTOGRAPHY/IMAGING (0.1%)
Infocus Corp. ........................        20,200             297,950
                                                           ---------------
PUBLISHING (0.5%)
Scholastic Corp. + ...................        12,000           1,063,500
                                                           ---------------
REIT DIVERSIFIED (5.3%)
Alexandria Real Estate Equities, Inc.          1,600              59,500
AMB Property Corp. ...................         4,000             103,250
Apartment Investment & Management Co.          8,200             409,487
Archstone Communities Trust ..........        13,600             350,200
Arden Realty Group, Inc. .............         4,100             103,013
Avalonbay Communities, Inc. ..........        12,270             615,034
Boston Properties, Inc. ..............        14,700             639,450
Brandywine Realty Trust ..............         6,400             132,400
BRE Properties, Inc. .................         6,800             215,475
Camden Property Trust ................         4,700             157,450
Capital Automotive REIT ..............         2,200              30,388
Carramerica Realty Corp. .............         5,300             165,956
Catellus Development Corp. + .........         6,100             106,750
CBL & Associates Properties, Inc. ....         2,000              50,625
Charles E. Smith Residential Realty,
 Inc..................................         2,500             117,500
Chelsea GCA Realty, Inc. .............         2,900             106,937
Colonial Properties Trust ............         2,300              59,944
Cousins Properties, Inc. .............         6,450             180,197
Crescent Real Estate Equities, Inc. ..         5,100             113,475
Duke-Weeks Realty Corp. ..............        11,474             282,547
Equity Office Properties Trust .......        32,200           1,050,525
Equity Residential Properties Trust ..        18,202           1,006,798
Essex Property Trust, Inc. ...........         4,300             235,425
FelCor Lodging Trust Inc. ............         7,100             169,956
First Industrial Realty Trust, Inc. ..         4,700             159,800
Franchise Finance Corp. of America ...         5,500             128,219
General Growth Properties, Inc. ......         8,200             296,737


50 See Notes to Portfolio of Investments.

                                         NUMBER OF         MARKET VALUE
                                           SHARES
                                        --------------     ---------------
UNITED STATES (CONTINUED)
REIT DIVERSIFIED (CONTINUED)
Health Care REIT, Inc. ...............         2,000              32,500
Healthcare Realty Trust, Inc. ........         3,157              67,086
Highwood Properties, Inc. ............         6,800             169,150
Host Marriott Corp. ..................        34,700             448,931
Innkeepers USA Trust .................         8,800              97,350
Kilroy Realty Corp. ..................         2,000              56,125
Kimco Realty Corp. ...................         2,900             128,144
Liberty Property Trust ...............         5,900             168,519
Mack-Cali Realty Corp. ...............         4,400             125,675
Mission West Properties Inc. .........         6,600              91,575
Nationwide Health Properties, Inc. ...         3,300              42,488
Pinnacle Holdings Inc. + .............         6,400              58,000
Prentiss Properties Trust ............         3,800             102,363
ProLogis Trust .......................         8,500             189,125
PS Business Parks, Inc. ..............         2,300              63,940
Public Storage, Inc. .................         8,200             199,362
Reckson Associates Realty Corp. ......         7,100             177,944
Simon Property Group, Inc. ...........         9,800             235,200
SL Green Realty Corp. ................         7,100             198,800
Spieker Properties, Inc. .............         6,600             330,825
Starwood Hotels & Resorts Worldwide,
 Inc..................................        10,100             356,025
Summit Properties Inc. ...............         7,200             187,200
Vornado Realty Trust .................        18,700             716,444
Washington Real Estate Investment
 Trust................................         8,500             200,812
                                                              11,490,621
                                                           ---------------
RESTAURANTS (0.1%)
Landry's Seafood Restaurants, Inc. ...        21,000             208,688
                                                           ---------------
RETAIL - COMPUTERS & ELECTRONICS (0.2%)
Tech Data Corp. + ....................        17,500             473,320
                                                           ---------------
RETAIL - HOME SHOPPING (0.3%)
PolyMedica Corp. + ...................        18,000             600,750
                                                           ---------------
RETAIL SPECIALITY - APPAREL (0.9%)
Christopher & Banks Corp. + ..........        26,000             732,875
Hot Topic, Inc. + ....................        54,000             887,625
Wilsons The Leather Experts Inc. + ...        26,000             364,000
                                                               1,984,500
                                                           ---------------
RETAIL STORES - DRUG STORE (0.7%)
Walgreen Co. .........................        36,900           1,542,881
                                                           ---------------
RETAIL STORES - FOOD CHAINS (0.5%)
Safeway, Inc. + ......................        16,000           1,000,000
                                                           ---------------
SAVINGS & LOAN COMPANIES (2.4%)
Astoria Financial Corp. ..............        13,000             706,063
Downey Financial Corp. ...............        20,000           1,100,000
FirstFed Financial Corp. + ...........        20,000             646,250
Golden State Bancorp, Inc. ...........        37,000           1,163,187
GreenPoint Financial Corp. ...........        11,800             483,063
Washington Mutual Financial Corp. ....        21,000           1,114,312
                                                               5,212,875
                                                           ---------------
SERVICES - COMMERCIAL & CONSUMER (1.2%)
Choice Hotels International Inc. .....         2,600              35,588
                                         NUMBER OF         MARKET VALUE
                                           SHARES
                                        --------------     ---------------
UNITED STATES (CONTINUED)
SERVICES - COMMERCIAL & CONSUMER (CONTINUED)
Corinthian Colleges Inc. .............        13,400             508,362
F.Y.I. Inc. + ........................        15,000             553,125
Professional Detailing, Inc. + .......         5,800             613,441
West Teleservices Corp. ..............        35,000             984,375
                                                               2,694,891
                                                           ---------------
SERVICES - DATA PROCESSING (0.4%)
NOVA Corp. + .........................        38,000             757,625
                                                           ---------------
SPECIALITY PRINTING (0.3%)
Topps Co., Inc. + ....................        60,000             551,250
                                                           ---------------
TOBACCO (1.3%)
Philip Morris Co. Inc. ...............        57,000           2,508,000
R.J. Reynolds Tobacco Holdings, Inc. .         7,100             346,125
                                                               2,854,125
                                                           ---------------
TRUCKERS (0.4%)
Arkansas Best Corp. + ................        45,000             824,063
TOTAL UNITED STATES COMMON STOCKS                            128,408,366
 (COST $112,503,917)
                                                           ---------------
FOREIGN COMMON STOCKS (13.4%)
CANADA (0.9%)
Celestica Inc. (Electronics -
 Semiconductors) + ...................        18,600           1,009,050
Nortel Networks Corp. (Communications
 Equipment)...........................        26,100             838,428
TOTAL CANADA                                                   1,847,478
                                                           ---------------
DENMARK (0.8%)
Novo Nordisk A/S (Health Care -
 Drugs/Pharmacueticals)...............         4,000             716,988
Vestas Wind Systems A/S (Electrical
 Equipment)...........................        19,300           1,043,909
TOTAL DENMARK                                                  1,760,897
                                                           ---------------
FINLAND (1.3%)
Comptel Oyj (Data & Imaging Services)
 +....................................        63,000             907,963
Nokia Oyj, ADR (Communications
 Equipment) ..........................        34,800           1,513,800
Perlos Oyj (Electronics - Component
 Dist.)...............................        13,100             270,591
Stonesoft Oyj (Communications
 Equipment)...........................        12,500             180,386
TOTAL FINLAND                                                  2,872,740
                                                           ---------------
FRANCE (1.3%)
Alcatel (Communications Equipment) ...        17,600             999,741
Altran Technologies SA (Data & Imaging
 Services)............................         1,800             407,295
Genset (Biotechnology & Medical
 Products) + .........................        12,600             159,075
Schneider Electric SA (Electrical
 Equipment)...........................         7,400             539,849
Total Fina Elf (Oil) .................         4,746             705,833
TOTAL FRANCE                                                   2,811,793
                                                           ---------------
GERMANY (0.3%)
Buderus AG (Forest Products & Building        33,200             695,124
 Materials)...........................
                                                           ---------------


    See Notes to Portfolio of Investments.                                    51

AETNA GENERATION PORTFOLIOS, INC.
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2000
ASCENT (CONTINUED)

                                         NUMBER OF         MARKET VALUE
                                           SHARES
                                        --------------     ---------------
HONG KONG (0.2%)
China Mobile (Hong Kong) Ltd., ADR
 (Cellular/Wireless                           14,700             398,738
 Telecommunications) + ...............
                                                           ---------------
ITALY (0.5%)
Banca Nazionale del Lavoro
 (Banks & Thrifts) + .................        53,500             164,256
Check Point Software Technologies Ltd.
 (Computers Software/Services) .......         4,400             587,675
Telecom Italia SpA (Other
 Telecommunications)..................        54,200             432,551
TOTAL ITALY                                                    1,184,482
                                                           ---------------
JAPAN (1.8%)
Canon, Inc. (Electrical Machinery &
 Instruments).........................        10,000             350,263
Fast Retailing Co. Ltd. (Retail
 Speciality - Apparel) ...............         2,400             470,333
Murata Manufacturing Co., Ltd.
 (Electronics - Component Dist.) .....         7,700             903,502
NTT DoCoMo, Inc. (Other
 Telecommunications)..................            31             534,763
Softbank Corp. (Semiconductors &
 Electronics).........................         7,400             257,250
Sony Corporation (Semiconductors &
 Electronics).........................        14,400             996,147
TOSHIBA Corp. (Electrical Machinery &
 Instruments).........................        52,000             347,881
TOTAL JAPAN                                                    3,860,139
                                                           ---------------
NETHERLANDS (2.0%)
Crucell NV (Biotechnology & Medical
 Products) + .........................         7,500              55,630
Crucell NV, ADR (Biotechnology) ......         5,100              32,194
Fortis (NL) NV (Financial -
 Diversified).........................        29,800             968,081
Gucci Group (Textiles - Apparel) .....         4,100             356,078
ING Groep NV (Financial - Diversified)         5,958             475,934
Koninklijke (Royal) Philips
 Electronics NV (Electronics -
 Component Dist.) ....................        40,270           1,475,327
Koninklijke Ahold NV (Food & Drug
 Retail)..............................        12,524             404,032
STMicroelectronics NV (Electronics -
 Semiconductors)......................        10,500             458,418
TOTAL NETHERLANDS                                              4,225,694
                                                           ---------------
SOUTH KOREA (0.3%)
Samsung Electronics (Electronics -            20,800             582,400
 Component Dist.) ....................
                                                           ---------------
SPAIN (0.2%)
Telefonica SA (Other                          32,862             543,033
 Telecommunications) +................
                                                           ---------------
SWEDEN (1.0%)
HiQ International AB (Services - Data
 Processing)..........................       136,000           1,008,952
Telefonaktiebolaget LM Ericsson AB,
 ADR (Semiconductors & Electronics) ..        31,300             350,169
Telelogic AB (Semiconductors &
 Electronics) +.......................       144,200             809,980
TOTAL SWEDEN                                                   2,169,101
                                                           ---------------

                                        --------------     ---------------
SWITZERLAND (0.6%)
Logitech International SA (Computers -
 Peripherals) + ......................         2,960        $    748,905
Tecan AG (Biotechnology & Medical
 Products)............................           500             518,668
TOTAL SWITZERLAND                                              1,267,573
                                                           ---------------
UNITED KINGDOM (2.2%)
Cable & Wireless Plc (Other
 Telecommunications)..................        44,300             597,564
Celltech Group Plc (Biotechnology &
 Medical Products) + .................        30,000             530,150
Lloyds TSB Group Plc (Diversified
 Financial Services) .................        36,552             386,578
Shire Pharmaceuticals Group Plc
 (Drugs) + ...........................        14,979             689,970
Vodafone AirTouch Plc
 (Cellular/Wireless
 Telecommunications)..................       474,602           1,740,499
WPP Group Plc (Commercial Services) ..        70,700             920,934
TOTAL UNITED KINGDOM                                           4,865,695
                                                           ---------------
TOTAL FOREIGN COMMON STOCKS                                   29,084,887
 (COST $28,638,000)
                                                           ---------------
TOTAL COMMON STOCKS                                          157,493,253
 (COST $141,141,917)
                                                           ---------------
                                         PRINCIPAL
                                           AMOUNT
                                        --------------
LONG-TERM BONDS AND NOTES (14.4%)
CORPORATE BONDS (3.8%)
Allstate Corp.,7.88%,05/01/05 ........   $    55,000              58,359
AT&T Canada Inc.,Zero Coupon,06/15/08        195,000             159,475
AT&T Capital Corp.,6.75%,02/04/02 ....        90,000              89,624
Bank of America Corp.,5.75%,03/01/04 .        30,000              29,459
Bank One Corp.,7.88%,08/01/10 ++ .....        68,000              70,835
Boeing Capital Corp.,7.10%,09/27/05 ..       215,000             224,264
Bombardier Capital Inc.,6.00%,01/15/02       320,000             316,755
British
 Telecommunications,8.13%,12/15/10....       115,000             116,275
Capital Auto Receivables Asset Trust,
 6.30%,05/15/04 ......................       370,000             370,535
Chase Manhattan Corp.,7.09%,02/15/09 .       130,000             136,378
CIT Group Holdings,
 Inc.,7.50%,11/14/03..................        70,000              71,644
Citigroup Inc.,6.20%,03/15/09 ........        25,000              24,277
Citigroup Inc.,7.25%,10/01/10 ........       210,000             217,201
ConAgra Foods, Inc.,7.50%,09/15/05 ...       255,000             266,870
Conoco Inc.,5.90%,04/15/04 ...........        80,000              79,438
Cox Communications Inc.,7.75%,08/15/06       290,000             298,625
Deere & Co.,8.10%,05/15/30 ...........        15,000              15,856
Duke Energy Corp.,7.38%,03/01/10 .....        50,000              52,374
Duke Energy Field Services, Inc.,
 7.88%,08/16/10 ......................       100,000             106,455
Edison International
 Inc.,6.88%,09/15/04..................        85,000              69,374
Electronic Data Systems
 Corp.,6.85%,10/15/04.................       310,000             315,242
Enron Corp.,7.88%,06/15/03 ...........       320,000             332,339
First Union National
 Bank,7.88%,02/15/10..................        35,000              36,362


52 See Notes to Portfolio of Investments.

                                         PRINCIPAL         MARKET VALUE
                                           AMOUNT
                                        --------------     ---------------
CORPORATE BONDS (CONTINUED)
Ford Motor Credit Corp.,7.38%,10/28/09   $    45,000              44,887
Ford Motor Credit Corp.,7.50%,03/15/05       120,000             122,984
Ford Motor Credit Corp.,7.88%,06/15/10        80,000              82,294
General Electric Capital
 Corp.,6.81%,11/03/03.................       110,000             112,584
General Motors Acceptance Corp.,
 7.63%,06/15/04 ......................        70,000              71,951
General Motors Acceptance Corp.,
 7.75%,01/19/10 ......................        70,000              72,241
Hewlett-Packard Co.,7.15%,06/15/05 ...       240,000             247,176
Honeywell International,6.88%,10/03/05       110,000             113,516
Honeywell International,7.50%,03/01/10       100,000             108,373
Household Finance Corp.,7.88%,03/01/07        40,000              42,034
Interpublic Group of Co., Inc. (The),
 7.88%,10/15/05 ......................       165,000             168,508
MBNA Master Credit Card Trust,
 6.40%,01/18/05 ......................       400,000             403,500
Mellon Bank NA,7.63%,09/15/07 ........        60,000              62,908
Morgan Stanley Dean Witter & Co.,
 5.63%,01/20/04 ......................        35,000              34,344
Morgan Stanley Dean Witter & Co.,
 7.13%,01/15/03 ......................        65,000              66,165
Motorola, Inc.,7.63%,11/15/10 ........        55,000              56,629
National Rural
 Utilities,5.50%,01/15/05.............       165,000             160,727
Norsk Hydro A/S,7.15%,01/15/29 .......       180,000             173,520
Ontario (Province of),6.00%,02/21/06 .        65,000              65,155
Pepsi Bottling Holdings
 Inc.,5.38%,02/17/04..................        85,000              83,248
PPG Industries Inc.,7.05%,08/15/09 ...        10,000               9,741
Quebec Province Co.,5.75%,02/15/09 ...       185,000             178,114
Quebec Province Co.,7.50%,09/15/29 ...        40,000              42,688
Qwest Capital Funding
 Inc.,7.75%,08/15/06 + ...............       270,000             281,291
Qwest Capital Funding
 Inc.,7.90%,08/15/10..................       200,000             207,974
Raytheon Co.,6.15%,11/01/08 ..........       240,000             229,140
Repsol International
 Finance,7.45%,07/15/05...............       260,000             266,630
Saskatchewan (Province
 of),9.38%,12/15/20...................        80,000             100,183
Telephonica Europe BV,7.35%,09/15/05 .       130,000             131,334
Tennessee Gas Pipeline,7.00%,10/15/28        180,000             167,722
Textron Financial Corp.,7.13%,12/09/04       320,000             323,117
Tyco International Group
 SA,6.13%,11/01/08....................        75,000              71,928
Tyco International Group
 SA,6.13%,01/15/09....................       140,000             134,128
United Technologies
 Corp.,7.13%,11/15/10.................       100,000             105,516
Verizon Global Funding
 Corp.,7.25%,12/01/10.................       185,000             188,903
WorldCom, Inc.,7.38%,01/15/06 ........       120,000             120,600
TOTAL CORPORATE BONDS (COST $8,096,245)                        8,309,769
                                                           ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (5.7%)
Federal Home Loan Mortgage
 Corp.,7.00%,02/15/31 # ..............     2,060,000           2,064,511
Federal Home Loan Mortgage
 Corp.,7.50%,12/01/11.................       288,816             295,554
Federal Home Loan Mortgage
 Corp.,8.00%,02/15/31 # ..............       700,000             717,717
Federal National Mortgage
 Assoc.,6.00%,06/01/28................       428,038             414,794
                                         PRINCIPAL         MARKET VALUE
                                           AMOUNT
                                        --------------     ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
Federal National Mortgage
 Assoc.,6.50%,11/01/13................   $   651,259             652,002
Federal National Mortgage
 Assoc.,7.50%,07/01/11-11/01/30.......     1,757,537           1,784,659
Federal National Mortgage
 Assoc.,7.50%,02/25/31 # .............       440,000             446,464
Federal National Mortgage
 Assoc.,8.00%,02/25/31 # .............     1,700,000           1,741,973
Federal National Mortgage
 Assoc.,8.50%,09/01/26................       900,819             930,366
Federal National Mortgage Assoc. -
 Convertible Loan,6.50%,11/01/27 .....       705,090             696,276
Government National Mortgage
 Assoc.,6.50%,01/15/29................       506,161             500,467
Government National Mortgage
 Assoc.,7.00%,04/01/16 # .............       300,000             301,314
Government National Mortgage
 Assoc.,7.00%,04/15/26-02/15/28.......     1,439,198           1,446,038
Government National Mortgage
 Assoc.,8.00%,07/15/24................       349,417             359,351
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED                  12,351,486
 SECURITIES (COST $12,287,873)
                                                           ---------------
U.S. TREASURY OBLIGATIONS (4.9%)
U.S. Treasury Bond,6.13%,08/15/29 ....     1,081,000           1,175,760
U.S. Treasury Bond,6.25%,02/15/07 ....        92,000              97,117
U.S. Treasury Note,5.25%,08/15/03 ....     3,080,000           3,089,610
U.S. Treasury Note,5.25%,02/15/29 ....       398,000             381,272
U.S. Treasury Note,5.38%,06/30/03 ....       215,000             216,277
U.S. Treasury Note,5.50%,08/31/01 ....     1,250,000           1,248,437
U.S. Treasury Note,5.63%,05/15/08 ....     2,285,000           2,344,981
U.S. Treasury Note,5.75%,11/15/05 ....        77,000              79,515
U.S. Treasury Note,5.75%,08/15/10 ....        25,000              26,199
U.S. Treasury Note,6.00%,08/15/09 ....     1,055,000           1,113,194
U.S. Treasury Note,6.50%,03/31/02 ....       409,000             414,113
U.S. Treasury Note,6.75%,05/15/05 ....        35,000              37,286
U.S. Treasury Note,8.13%,08/15/21 ....       211,000             275,916
TOTAL U.S. TREASURY OBLIGATIONS (COST $9,981,360)             10,499,677
                                                           ---------------
TOTAL LONG-TERM BONDS AND NOTES                               31,160,932
 (COST $30,365,478)
                                                           ---------------
                                         PRINCIPAL
                                           AMOUNT
                                        --------------
SHORT-TERM INVESTMENTS (13.8%)
Cooperative Associates of Tractor
 Dealers, Inc.,
 6.60%,01/02/01 ......................     4,200,000           4,200,000
Countrywide Home Loans, Inc.,
 6.77%,09/05/01 * ....................     6,000,000           6,007,500
Eaton Corp.,6.75%,01/02/01 ++ ........     3,101,000           3,101,000
Federal Home Loan Mortgage Corp.,
 5.43%,01/02/01 ......................     4,200,000           4,200,000
Goldman Sachs Group LP,6.52%,01/02/01      4,000,000           4,000,000
Koch Industries, Inc.,6.45%,01/02/01
 ++ ..................................     4,463,000           4,463,000
Textron Financial Corp.,6.58%,01/19/01
 ++...................................     3,400,000           3,389,435


    See Notes to Portfolio of Investments.                                    53

AETNA GENERATION PORTFOLIOS, INC.
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2000
ASCENT (CONTINUED)

                                         PRINCIPAL         MARKET VALUE
                                           AMOUNT
                                        --------------     ---------------
SHORT-TERM INVESTMENTS (CONTINUED)
U.S. Treasury Bill,6.11%,04/19/01 @...   $   400,000        $    393,352
TOTAL SHORT-TERM INVESTMENTS                                  29,754,287
 (COST $29,747,430)
                                                           ---------------
TOTAL INVESTMENTS
 (COST $201,254,825)(A)                                      218,408,472
OTHER ASSETS LESS LIABILITIES                                (2,089,071)
                                                           ---------------
TOTAL NET ASSETS                                            $216,319,401
                                                           ---------------

NOTES TO PORTFOLIO OF INVESTMENTS
(a) The cost of investments for federal income tax purposes amounts to
$202,036,096. Unrealized gains and losses, based on identified tax cost at
December 31, 2000, are as follows:
Unrealized gains................................          $ 23,862,167
Unrealized losses...............................           (7,489,791)
                                                  --------------------
 Net unrealized gain............................          $ 16,372,376
                                                  ====================


Information concerning open futures contracts at December 31, 2000 is shown below:
                                       NOTIONAL
                           NO. OF       MARKET     EXPIRATION     UNREALIZED
                         CONTRACTS      VALUE         DATE        GAIN/(LOSS)
                         ----------  ------------  -----------  ---------------
    LONG CONTRACTS
-----------------------
CAC 40 Index Futures...      83      $ 4,673,774     Mar 01      $    121,367
DAX Index Futures......      11        1,678,284     Mar 01          (10,164)
FTSE 100 Index Futures.      19        1,759,980     Mar 01          (16,746)
TOPIX Index Futures....      17        1,909,151     Mar 01         (156,567)
                                     -----------                -------------
                                     $10,021,189                 $   (62,110)
                                     ===========                =============

+ Non-income producing security.
* Segregated securities for purchases of delayed delivery or when-issued securities held at December 31, 2000.
++ Securities that may be resold to "qualified institutional buyers" under Rule
  144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.
@ Security pledged to cover initial margin requirements on open futures contracts at December 31, 2000.
# When-issued or delayed delivery security.

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

Category percentages are based on net assets.


54 See Notes to Financial Statements.

AETNA GENERATION PORTFOLIOS, INC.
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2000
CROSSROADS


                                         NUMBER OF         MARKET VALUE
                                           SHARES
                                        --------------     ---------------
COMMON STOCKS (56.0%)
UNITED STATES (46.1%)
AEROSPACE/DEFENSE (2.4%)
Boeing Co. ...........................        22,500           1,485,000
General Dynamics Corp. ...............        12,400             967,200
Lockheed Martin Corp. ................        28,500             967,575
Northrop Grumman Corp. ...............        11,200             929,600
Precision Castparts Corp. ............         5,200             218,725
                                                               4,568,100
                                                           ---------------
AGRICULTURE (0.1%)
Archer-Daniels-Midland Co. ...........        12,100             181,500
                                                           ---------------
AIRLINES (0.9%)
Frontier Airlines, Inc. + ............        21,300             658,969
Southwest Airlines Co. ...............        29,600             992,488
                                                               1,651,457
                                                           ---------------
AUTOMOBILES (0.0%)
Ford Motor Co.........................         1,900              44,531
                                                           ---------------
BEVERAGES - ALCOHOLIC (0.4%)
Constellation Brands, Inc. + .........         9,800             575,750
Coors (Adolph) Co. ...................         2,600             208,812
                                                                 784,562
                                                           ---------------
BEVERAGES - NON-ALCOHOLIC (0.2%)
Pepsi Bottling Group, Inc. (The) .....        11,300             451,294
                                                           ---------------
BIOTECHNOLOGY (0.7%)
Abgenix, Inc. + ......................         1,000              59,063
IDEC Pharmaceuticals Corp. + .........           500              94,781
Invitrogen Corp. + ...................         4,300             371,412
Protein Design Labs, Inc. + ..........         4,300             373,562
Techne Corp. + .......................         9,400             338,988
                                                               1,237,806
                                                           ---------------
CHEMICALS (0.1%)
Eastman Chemical Co. .................         2,400             117,000
                                                           ---------------
CHEMICALS - DIVERSIFIED (0.1%)
FMC Corp. + ..........................         2,800             200,725
                                                           ---------------
CHEMICALS - SPECIALITY (0.1%)
GenTek, Inc. .........................        14,900             245,850
                                                           ---------------
COMMUNICATIONS EQUIPMENT (0.4%)
Anixter International, Inc. + ........        14,500             313,562
Scientific-Atlanta, Inc. .............        13,900             452,619
                                                                 766,181
                                                           ---------------
COMPUTERS - HARDWARE (0.5%)
Brocade Communications Systems, Inc. .         3,800             348,888
Emulex Corp. + .......................         1,900             151,881
Sun Microsystems, Inc. + .............        16,800             468,300
                                                                 969,069
                                                           ---------------
COMPUTERS - NETWORKING (0.2%)
Cisco Systems, Inc. + ................        12,000             459,000
                                                           ---------------
COMPUTERS - PERIPHERALS (0.3%)
EMC Corp. + ..........................         8,300             551,950
                                                           ---------------
COMPUTERS SOFTWARE/SERVICES (0.5%)
Adobe Systems, Inc. ..................         3,700             215,294
                                         NUMBER OF         MARKET VALUE
                                           SHARES
                                        --------------     ---------------
UNITED STATES (CONTINUED)
COMPUTERS SOFTWARE/SERVICES (CONTINUED)
BEA Systems, Inc. + ..................         7,400             498,112
Symantec Corp. + .....................         9,100             303,713
                                                               1,017,119
                                                           ---------------
CONSUMER FINANCE (0.3%)
Household International, Inc. ........         1,800              99,000
PMI Group, Inc. (The) ................         6,400             433,200
                                                                 532,200
                                                           ---------------
DISTRIBUTORS - FOOD & HEALTH (0.2%)
Sysco Corp. ..........................        10,400             312,000
                                                           ---------------
ELECTRIC COMPANIES (3.9%)
Allegheny Energy, Inc. ...............         6,200             298,763
Cinergy Corp. ........................         7,400             259,925
Dominion Resources, Inc. .............         1,000              67,000
Duke Energy Corp. ....................         3,800             323,950
Energy East Corp. ....................        22,000             433,125
Entergy Corp. ........................        24,600           1,040,887
Exelon Corp. .........................        13,700             961,877
FPL Group, Inc. ......................           700              50,225
NiSource Inc. ........................         4,000             123,000
NSTAR Corp............................        10,100             433,037
PG&E Corp. ...........................         9,100             182,000
Pinnacle West Capital Corp. ..........         5,100             242,888
PPL Corp. ............................         5,700             257,569
Public Service Co. of New Mexico .....        20,200             541,612
Reliant Energy Inc. ..................        23,100           1,000,519
RGS Energy Group Inc. ................        17,900             580,631
TXU Corp. ............................         6,500             288,031
Xcel Energy, Inc. ....................         8,300             241,219
                                                               7,326,258
                                                           ---------------
ELECTRICAL EQUIPMENT (1.1%)
Black Box Corp. + ....................         6,700             323,694
Checkpoint Systems, Inc. + ...........        24,300             180,731
Flextronics International Ltd. + .....         9,600             273,600
General Electric Co. .................        18,903             906,163
Technitrol, Inc. .....................        10,200             419,475
                                                               2,103,663
                                                           ---------------
ELECTRONICS - COMPONENT DIST. (0.2%)
Arrow Electronics, Inc. + ............        10,100             289,113
                                                           ---------------
ELECTRONICS - INSTRUMENTS (0.1%)
Newport Corp. ........................         3,300             259,411
                                                           ---------------
ELECTRONICS - SEMICONDUCTORS (1.3%)
Advanced Micro Devices, Inc. + .......        57,300             791,456
Analog Devices, Inc. + ...............        18,100             926,494
Elantec Semiconductor, Inc. + ........         6,700             185,925
Intel Corp. ..........................         4,300             129,269
International Rectifier Corp. + ......         3,900             117,000
Linear Technology Corp. ..............         1,200              55,500
LSI Logic Corp. + ....................         4,800              82,032
Micron Technology, Inc. + ............         4,100             145,550


    See Notes to Portfolio of Investments.                                    55

AETNA GENERATION PORTFOLIOS, INC.
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2000
CROSSROADS (CONTINUED)

                                         NUMBER OF         MARKET VALUE
                                           SHARES
                                        --------------     ---------------
UNITED STATES (CONTINUED)
ELECTRONICS - SEMICONDUCTORS (CONTINUED)
National Semiconductor Corp. + .......         1,500              30,187
                                                               2,463,413
                                                           ---------------
EQUIPMENT - SEMICONDUCTORS (0.0%)
KLA-Tencor Corp. + ...................         2,400              80,850
                                                           ---------------
FINANCIAL - DIVERSIFIED (0.6%)
Ambac Financial Group, Inc. ..........         1,500              87,469
Citigroup Inc. .......................         2,866             146,345
Fannie Mae ...........................         4,000             347,000
Freddie Mac ..........................         5,100             351,262
Kramont Realty Trust .................         5,400              48,600
National Golf Properties, Inc. .......         1,000              20,563
Security Capital Group Inc. - Class B
 +....................................         6,200             124,387
Senior Housing Properties Trust ......         4,300              40,044
                                                               1,165,670
                                                           ---------------
FOODS (0.2%)
Suiza Foods Corp. + ..................         6,300             302,400
                                                           ---------------
FOOTWEAR (0.6%)
Reebok International Ltd. + ..........        42,300           1,156,482
                                                           ---------------
GAMING, LOTTERY, & PARI-MUTUEL (0.3%)
Aztar Corp. + ........................        31,600             408,825
International Game Technology + ......         2,400             115,200
                                                                 524,025
                                                           ---------------
HEALTH CARE - DRUGS/PHARMACEUTICALS (2.2%)
Allergan, Inc. .......................           500              48,406
Emisphere Technologies, Inc. + .......        12,100             302,500
Forest Laboratories, Inc. + ..........         6,500             863,687
King Pharmaceuticals, Inc. + .........        20,900           1,080,269
Merck & Co., Inc. ....................         4,200             393,225
Pfizer, Inc. .........................        30,600           1,407,600
                                                               4,095,687
                                                           ---------------
HEALTH CARE - HOSPITAL MANAGEMENT (0.6%)
Tenet Healthcare Corp. ...............        24,900           1,106,494
                                                           ---------------
HEALTH CARE - MANAGED CARE (1.7%)
Oxford Health Plans, Inc. + ..........        10,100             398,950
Trigon Healthcare, Inc. + ............         4,800             373,500
UnitedHealth Group Inc. ..............        22,600           1,387,075
Wellpoint Health Networks, Inc. + ....         8,700           1,002,675
                                                               3,162,200
                                                           ---------------
HEALTH CARE - MEDICAL PRODUCTS/SUPPLIES (0.3%)
Biomet, Inc. .........................         2,700             107,156
Cooper Companies, Inc. ...............         7,900             315,013
St. Jude Medical, Inc. + .............         2,900             178,169
                                                                 600,338
                                                           ---------------
HEALTH CARE - SPECIAL SERVICES (0.4%)
HEALTHSOUTH Corp. + ..................         8,800             143,550
Laboratory Corp. of America Holdings +         3,400             598,400
                                                                 741,950
                                                           ---------------
HOMEBUILDING (1.0%)
Kaufman & Broad Home Corp. ...........         7,200             242,550
NVR, Inc. + ..........................         4,500             556,200
                                         NUMBER OF         MARKET VALUE
                                           SHARES
                                        --------------     ---------------
UNITED STATES (CONTINUED)
HOMEBUILDING (CONTINUED)
Pulte Corp. ..........................         5,900             248,906
Standard Pacific Corp. ...............        24,200             565,675
Toll Brothers, Inc. + ................         7,000             286,125
                                                               1,899,456
                                                           ---------------
INSURANCE - LIFE/HEALTH (0.9%)
AFLAC, Inc. ..........................        15,800           1,140,563
The MONY Group Inc. ..................        11,900             588,306
                                                               1,728,869
                                                           ---------------
INSURANCE - MULTI-LINE (0.9%)
CIGNA Corp. ..........................         8,200           1,084,860
Hartford Financial Services Group,
 Inc..................................         2,800             197,750
Stancorp Financia ....................        10,300             491,825
                                                               1,774,435
                                                           ---------------
INSURANCE - PROPERTY/CASUALTY (1.4%)
Chubb Corp. ..........................           700              60,550
MBIA, Inc. ...........................         3,200             237,200
MGIC Investment Corp. ................        15,400           1,038,537
Progressive Corp. ....................         2,500             259,063
Radian Group Inc. ....................         6,700             502,919
RenaissanceRe Holdings Ltd. ..........         5,800             454,212
                                                               2,552,481
                                                           ---------------
INVESTMENT BANKING/BROKERAGE (0.2%)
Southwest Securities Group, Inc. .....         6,700             173,362
Tucker Anthony Sutro Corp. ...........        11,100             272,644
                                                                 446,006
                                                           ---------------
INVESTMENT MANAGEMENT (0.2%)
Affiliated Managers Group, Inc. + ....         7,300             400,588
                                                           ---------------
LEISURE TIME - PRODUCTS (0.2%)
Direct Focus, Inc. + .................         8,900             298,706
                                                           ---------------
LODGING - HOTELS (0.1%)
Crestline Capital Corp. ..............         2,300              59,225
MeriStar Hospitality Corp. ...........         2,600              51,188
Prime Hospitality Corp. + ............         4,600              53,475
                                                                 163,888
                                                           ---------------
MANUFACTURING - DIVERSIFIED (0.4%)
ITT Industries, Inc. .................         6,600             255,750
Tyco International Ltd. ..............        10,200             566,100
                                                                 821,850
                                                           ---------------
MANUFACTURING - SPECIALIZED (0.2%)
United Technologies Corp. ............         5,000             393,125
                                                           ---------------
NATURAL GAS - DISTRIBUTION - PIPE LINE (4.5%)
Coastal Corp. (The) ..................        14,000           1,236,375
Dynegy Inc. ..........................        18,900           1,059,581
Energen Corp. ........................        15,200             489,250
KeySpan Energy Corp. .................        22,100             936,488
Kinder Morgan, Inc. ..................        18,000             939,375
NICOR, Inc. ..........................        25,800           1,114,237
ONEOK, Inc. ..........................        19,800             952,875
Peoples Energy Corp. .................        20,000             895,000


56 See Notes to Portfolio of Investments.

                                         NUMBER OF         MARKET VALUE
                                           SHARES
                                        --------------     ---------------
UNITED STATES (CONTINUED)
NATURAL GAS - DISTRIBUTION - PIPE LINE (CONTINUED)
Sempra Energy ........................        40,300             936,975
                                                               8,560,156
                                                           ---------------
OIL & GAS - DRILLING & EQUIPMENT (0.6%)
Baker Hughes Inc. ....................         1,300              54,031
Helmerich & Payne, Inc. ..............        11,900             522,113
Seitel, Inc. + .......................        25,600             472,000
                                                               1,048,144
                                                           ---------------
OIL & GAS - EXPLORATION/PRODUCTION (1.3%)
Anadarko Petroleum Corp. .............         3,900             277,212
Apache Corp. .........................         3,700             259,231
Basin Exploration, Inc. + ............         6,000             153,000
Burlington Resources, Inc. ...........         4,800             242,400
EOG Resources, Inc. ..................        18,300           1,000,781
Vintage Petroleum, Inc. + ............        23,900             513,850
                                                               2,446,474
                                                           ---------------
OIL & GAS - REFINING & MARKETING (0.4%)
Ashland Oil Inc. .....................           300              10,767
Sunoco, Inc. .........................         5,600             188,650
Ultramar Diamond Shamrock Corp. ......        16,700             515,612
                                                                 715,029
                                                           ---------------
OIL - DOMESTIC INTEGRATED (0.8%)
Amerada Hess Corp. ...................        13,700           1,000,956
Phillips Petroleum Co. ...............         3,700             210,438
USX-Marathon Group ...................         8,800             244,200
                                                               1,455,594
                                                           ---------------
OIL - INTERNATIONAL INTEGRATED (0.8%)
Exxon Mobil Corp. ....................        16,400           1,425,775
                                                           ---------------
PAPER & FOREST PRODUCTS (0.0%)
Westvaco Corp. .......................           400              11,675
                                                           ---------------
PHOTOGRAPHY/IMAGING (0.1%)
Infocus Corp. ........................        12,000             177,000
                                                           ---------------
PUBLISHING (0.3%)
Harcourt General, Inc. ...............           300              17,160
Scholastic Corp. + ...................         7,200             638,100
                                                                 655,260
                                                           ---------------
REIT DIVERSIFIED (5.7%)
Alexandria Real Estate Equities, Inc.          1,400              52,063
AMB Property Corp. ...................         3,400              87,763
Apartment Investment & Management Co.          7,000             349,562
Archstone Communities Trust ..........        11,700             301,275
Arden Realty Group, Inc. .............         3,600              90,450
Avalonbay Communities, Inc. ..........        10,513             526,964
Boston Properties, Inc. ..............        12,600             548,100
Brandywine Realty Trust ..............         5,500             113,781
BRE Properties, Inc. .................         5,800             183,787
Camden Property Trust ................         4,100             137,350
Capital Automotive REIT ..............         1,900              26,244
Carramerica Realty Corp. .............         4,600             144,037
Catellus Development Corp. + .........         5,200              91,000
CBL & Associates Properties, Inc. ....         1,700              43,031
                                         NUMBER OF         MARKET VALUE
                                           SHARES
                                        --------------     ---------------
UNITED STATES (CONTINUED)
REIT DIVERSIFIED (CONTINUED)
Charles E. Smith Residential Realty,
 Inc..................................         2,100              98,700
Chelsea GCA Realty, Inc. .............         2,500              92,188
Colonial Properties Trust ............         2,000              52,125
Cousins Properties, Inc. .............         5,550             155,053
Crescent Real Estate Equities, Inc. ..         4,400              97,900
Duke-Weeks Realty Corp. ..............         9,824             241,916
Equity Office Properties Trust .......        27,600             900,450
Equity Residential Properties Trust ..        15,601             862,930
Essex Property Trust, Inc. ...........         3,700             202,575
FelCor Lodging Trust Inc. ............         6,100             146,019
First Industrial Realty Trust, Inc. ..         4,000             136,000
Franchise Finance Corp. of America ...         4,800             111,900
General Growth Properties, Inc. ......         7,100             256,931
Health Care REIT, Inc. ...............         1,700              27,625
Healthcare Realty Trust, Inc. ........         2,691              57,184
Highwood Properties, Inc. ............         5,800             144,275
Host Marriott Corp. ..................        29,800             385,537
Innkeepers USA Trust .................         7,600              84,075
Kilroy Realty Corp. ..................         1,800              50,513
Kimco Realty Corp. ...................         2,500             110,469
Liberty Property Trust ...............         5,100             145,669
Mack-Cali Realty Corp. ...............         3,800             108,538
Mission West Properties Inc. .........         5,700              79,088
Nationwide Health Properties, Inc. ...         2,900              37,338
Pinnacle Holdings Inc. + .............         5,400              48,938
Prentiss Properties Trust ............         3,300              88,894
ProLogis Trust .......................         7,300             162,425
PS Business Parks, Inc. ..............         2,000              55,600
Public Storage, Inc. .................         7,000             170,187
Reckson Associates Realty Corp. ......         6,100             152,881
Simon Property Group, Inc. ...........         8,400             201,600
SL Green Realty Corp. ................         6,100             170,800
Spieker Properties, Inc. .............         5,700             285,712
Starwood Hotels & Resorts Worldwide,
 Inc..................................        34,300           1,209,075
Summit Properties Inc. ...............         6,200             161,200
Vornado Realty Trust .................        16,100             616,831
Washington Real Estate Investment
 Trust................................         7,300             172,462
                                                              10,777,010
                                                           ---------------
RESTAURANTS (0.1%)
Landry's Seafood Restaurants, Inc. ...        12,800             127,200
Wendy's International, Inc. ..........         2,800              73,500
                                                                 200,700
                                                           ---------------
RETAIL - COMPUTERS & ELECTRONICS (0.1%)
Tech Data Corp. + ....................        10,400             281,288
                                                           ---------------
RETAIL - HOME SHOPPING (0.2%)
PolyMedica Corp. + ...................        10,800             360,450
                                                           ---------------
RETAIL SPECIALITY - APPAREL (0.6%)
Christopher & Banks Corp. + ..........        15,600             439,725
Hot Topic, Inc. + ....................        34,200             562,162


    See Notes to Portfolio of Investments.                                    57

AETNA GENERATION PORTFOLIOS, INC.
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2000
CROSSROADS (CONTINUED)

                                         NUMBER OF         MARKET VALUE
                                           SHARES
                                        --------------     ---------------
UNITED STATES (CONTINUED)
RETAIL SPECIALITY - APPAREL (CONTINUED)
Wilsons The Leather Experts Inc. + ...        15,500             217,000
                                                               1,218,887
                                                           ---------------
RETAIL STORES - FOOD CHAINS (0.2%)
Safeway, Inc. + ......................         5,100             318,750
                                                           ---------------
SAVINGS & LOAN COMPANIES (1.7%)
Astoria Financial Corp. ..............         7,700             418,206
Downey Financial Corp. ...............        12,200             671,000
FirstFed Financial Corp. + ...........        11,900             384,519
Golden State Bancorp, Inc. ...........        22,500             707,344
Golden West Financial Corp. ..........         7,300             492,750
GreenPoint Financial Corp. ...........         7,000             286,562
Washington Mutual Financial Corp. ....         5,100             270,619
                                                               3,231,000
                                                           ---------------
SERVICES - COMMERCIAL & CONSUMER (0.9%)
Choice Hotels International Inc. .....         2,200              30,113
Corinthian Colleges Inc. .............         8,200             311,087
F.Y.I. Inc. + ........................         8,900             328,187
Professional Detailing, Inc. + .......         3,500             370,180
West Teleservices Corp. ..............        22,200             624,375
                                                               1,663,942
                                                           ---------------
SERVICES - DATA PROCESSING (0.2%)
NOVA Corp. + .........................        23,100             460,556
                                                           ---------------
SPECIALITY PRINTING (0.2%)
Topps Co., Inc. + ....................        35,800             328,913
                                                           ---------------
TELEPHONE (0.0%)
Qwest Communications International                40               1,640
 Inc. + ..............................
                                                           ---------------
TOBACCO (0.6%)
Philip Morris Co. Inc. ...............        22,800           1,003,200
R.J. Reynolds Tobacco Holdings, Inc. .         4,300             209,625
                                                               1,212,825
                                                           ---------------
TRUCKERS (0.3%)
Arkansas Best Corp. + ................        26,900             492,606
                                                           ---------------
WASTE MANAGEMENT (0.1%)
Allied Waste Industries, Inc. + ......        12,100             176,206
TOTAL UNITED STATES COMMON STOCKS                             87,167,582
 (COST $77,956,496)
                                                           ---------------
FOREIGN COMMON STOCKS (9.9%)
CANADA (0.6%)
Celestica Inc. (Electronics -
 Semiconductors) + ...................        10,700             580,475
Nortel Networks Corp. (Communications
 Equipment)...........................        16,700             536,465
TOTAL CANADA                                                   1,116,940
                                                           ---------------
DENMARK (0.7%)
Novo Nordisk A/S (Health Care -
 Drugs/Pharmacueticals)...............         3,000             537,741
                                         NUMBER OF         MARKET VALUE
                                           SHARES
                                        --------------     ---------------
DENMARK (CONTINUED)
Vestas Wind Systems A/S (Electrical
 Equipment)...........................        13,000             703,151
TOTAL DENMARK                                                  1,240,892
                                                           ---------------
FINLAND (1.0%)
Comptel Oyj (Data & Imaging Services)
 +....................................        45,500             655,751
Nokia Oyj, ADR (Communications
 Equipment)...........................        23,400           1,017,900
Perlos Oyj (Electronics - Component
 Dist.)...............................         8,000             165,246
Stonesoft Oyj (Communications
 Equipment)...........................         7,500             108,232
TOTAL FINLAND                                                  1,947,129
                                                           ---------------
FRANCE (1.0%)
Alcatel (Communications Equipment) ...        11,200             636,199
Altran Technologies SA (Data & Imaging
 Services)............................         1,100             248,902
Genset (Biotechnology & Medical
 Products) + .........................         8,300             104,787
Schneider Electric SA (Electrical
 Equipment)...........................         5,100             372,058
Total Fina Elf (Oil) .................         3,387             503,721
TOTAL FRANCE                                                   1,865,667
                                                           ---------------
GERMANY (0.3%)
Buderus AG (Forest Products & Building        23,600             494,124
 Materials)...........................
                                                           ---------------
HONG KONG (0.2%)
China Mobile (Hong Kong) Ltd., ADR
 (Cellular/Wireless                           12,000             325,500
 Telecommunications) + ...............
                                                           ---------------
ITALY (0.4%)
Banca Nazionale del Lavoro
 (Banks & Thrifts) + .................        48,300             148,291
Check Point Software Technologies Ltd.
 (Computers Software/Services) .......         2,600             347,263
Telecom Italia SpA (Other
 Telecommunications)..................        38,900             310,447
TOTAL ITALY                                                      806,001
                                                           ---------------
JAPAN (1.1%)
Canon, Inc. (Electrical Machinery &
 Instruments).........................         7,000             245,184
Fast Retailing Co. Ltd. (Retail
 Speciality - Apparel) ...............         1,600             313,555
Murata Manufacturing Co., Ltd.
 (Electronics - Component Dist.) .....         4,000             469,352
NTT DoCoMo, Inc. (Other
 Telecommunications)..................            18             310,508
Softbank Corp. (Semiconductors &
 Electronics).........................         4,700             163,389
Sony Corporation (Semiconductors &
 Electronics).........................         9,700             671,015
TOTAL JAPAN                                                    2,173,003
                                                           ---------------
NETHERLANDS (1.5%)
Crucell NV (Biotechnology & Medical
 Products) + .........................         4,800              35,603
Crucell NV, ADR (Biotechnology) ......         3,200              20,200
Fortis (NL) NV (Financial -
 Diversified).........................        18,300             594,493
Gucci Group (Textiles - Apparel) .....         2,800             243,175


58 See Notes to Portfolio of Investments.

                                         NUMBER OF         MARKET VALUE
                                           SHARES
                                        --------------     ---------------
NETHERLANDS (CONTINUED)
ING Groep NV (Financial - Diversified)         3,993             318,967
Koninklijke (Royal) Philips
 Electronics NV (Electronics -
 Component Dist.) ....................        28,710           1,051,816
Koninklijke Ahold NV (Food & Drug
 Retail)..............................         8,282             267,182
STMicroelectronics NV (Electronics -
 Semiconductors)......................         7,500             327,442
TOTAL NETHERLANDS                                              2,858,878
                                                           ---------------
SOUTH KOREA (0.2%)
Samsung Electronics (Electronics -            12,900             361,200
 Component Dist.) ....................
                                                           ---------------
SPAIN (0.2%)
Telefonica SA (Other                          24,154             399,136
 Telecommunications) + ...............
                                                           ---------------
SWEDEN (0.7%)
HiQ International AB (Services - Data
 Processing)..........................        80,000             593,501
Telefonaktiebolaget LM Ericsson AB,
 ADR (Semiconductors & Electronics) ..        21,100             236,056
Telelogic AB (Semiconductors &
 Electronics) +.......................        94,600             531,375
TOTAL SWEDEN                                                   1,360,932
                                                           ---------------
SWITZERLAND (0.4%)
Logitech International SA (Computers -
 Peripherals) + ......................         1,900             480,716
Tecan AG (Biotechnology & Medical
 Products)............................           300             311,201
TOTAL SWITZERLAND                                                791,917
                                                           ---------------
UNITED KINGDOM (1.6%)
Cable & Wireless Plc (Other
 Telecommunications)..................        29,500             397,926
Celltech Group Plc (Biotechnology &
 Medical Products) + .................        21,600             381,708
Lloyds TSB Group Plc (Diversified
 Financial Services) .................        24,532             259,453
Shire Pharmaceuticals Group Plc
 (Drugs) + ...........................         9,451             435,337
Vodafone AirTouch Plc
 (Cellular/Wireless
 Telecommunications)..................       261,430             958,738
WPP Group Plc (Commercial Services) ..        47,600             620,035
TOTAL UNITED KINGDOM                                           3,053,197
                                                           ---------------
TOTAL FOREIGN COMMON STOCKS                                   18,794,516
 (COST $18,008,788)
                                                           ---------------
TOTAL COMMON STOCKS                                          105,962,098
 (COST $95,965,284)
                                                           ---------------
                                         PRINCIPAL
                                           AMOUNT
                                        --------------
LONG-TERM BONDS AND NOTES (25.9%)
CORPORATE BONDS (10.5%)
Allstate Corp.,7.88%,05/01/05 ........   $   120,000             127,330
AT&T Canada Inc.,Zero Coupon,06/15/08        330,000             269,881
AT&T Capital Corp.,6.75%,02/04/02 ....       350,000             348,537
Bank of America Corp.,5.75%,03/01/04 .       100,000              98,197
Bank One Corp.,7.88%,08/01/10 ++ .....       121,000             126,044
Boeing Capital Corp.,7.10%,09/27/05 ..       365,000             380,728
                                         PRINCIPAL         MARKET VALUE
                                           AMOUNT
                                        --------------     ---------------
CORPORATE BONDS (CONTINUED)
Bombardier Capital Inc.,6.00%,01/15/02       540,000             534,524
British
 Telecommunications,8.13%,12/15/10....       195,000             197,163
Capital Auto Receivables Asset Trust,
 6.30%,05/15/04 ......................     1,100,000           1,101,590
Chase Manhattan Corp.,7.09%,02/15/09 .       640,000             671,398
Citigroup Inc.,6.20%,03/15/09 ........        55,000              53,408
Citigroup Inc.,7.25%,10/01/10 ........       360,000             372,344
ConAgra Foods, Inc.,7.50%,09/15/05 ...       430,000             450,017
Conoco Inc.,5.90%,04/15/04 ...........       135,000             134,051
Cox Communications Inc.,7.75%,08/15/06       495,000             509,721
Deere & Co.,8.10%,05/15/30 ...........        55,000              58,137
Duke Energy Corp.,7.38%,03/01/10 .....       165,000             172,834
Duke Energy Field Services, Inc.,
 7.88%,08/16/10 ......................       175,000             186,296
Edison International
 Inc.,6.88%,09/15/04 + ...............       145,000             118,345
Electronic Data Systems
 Corp.,6.85%,10/15/04.................       530,000             538,962
Enron Corp.,7.88%,06/15/03 ...........       550,000             571,208
First Union National
 Bank,7.88%,02/15/10..................       115,000             119,474
Ford Motor Credit Corp.,7.38%,10/28/09       140,000             139,647
Ford Motor Credit Corp.,7.50%,03/15/05       220,000             225,471
Ford Motor Credit Corp.,7.88%,06/15/10       410,000             421,755
General Electric Capital
 Corp.,6.81%,11/03/03.................       380,000             388,926
General Motors Acceptance Corp.,
 7.63%,06/15/04 ......................       115,000             118,205
General Motors Acceptance Corp.,
 7.75%,01/19/10 ......................       170,000             175,443
Hewlett-Packard Co.,7.15%,06/15/05 ...       470,000             484,053
Honeywell International,6.88%,10/03/05       180,000             185,753
Honeywell International,7.50%,03/01/10       175,000             189,653
Household Finance Corp.,5.88%,09/25/04       625,000             609,725
Household Finance Corp.,7.88%,03/01/07       140,000             147,119
Interpublic Group of Co., Inc. (The),
 7.88%,10/15/05 ......................       280,000             285,953
MBNA Master Credit Card Trust,
 6.40%,01/18/05 ......................     1,400,000           1,412,250
Mellon Bank NA,7.63%,09/15/07 ........       120,000             125,815
Morgan Stanley Dean Witter & Co.,
 5.63%,01/20/04 ......................       115,000             112,846
Morgan Stanley Dean Witter & Co.,
 7.13%,01/15/03 ......................       225,000             229,034
Motorola, Inc.,7.63%,11/15/10 ........       100,000             102,962
National Australia Bank,6.40%,12/10/07     1,000,000             999,050
National Rural
 Utilities,5.50%,01/15/05.............       300,000             292,230
Norsk Hydro A/S,7.15%,01/15/29 .......       360,000             347,040
Norwest Financial, Inc.,5.38%,09/30/03       625,000             611,213
Ontario (Province of),6.00%,02/21/06 .       130,000             130,311
Pepsi Bottling Holdings
 Inc.,5.38%,02/17/04..................       290,000             284,023
PPG Industries Inc.,7.05%,08/15/09 ...        20,000              19,481
Quebec Province Co.,5.75%,02/15/09 ...       400,000             385,112
Quebec Province Co.,7.50%,09/15/29 ...       130,000             138,736
Qwest Capital Funding
 Inc.,7.75%,08/15/06 + ...............       460,000             479,237


    See Notes to Portfolio of Investments.                                    59

AETNA GENERATION PORTFOLIOS, INC.
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2000
CROSSROADS (CONTINUED)

                                         PRINCIPAL         MARKET VALUE
                                           AMOUNT
                                        --------------     ---------------
CORPORATE BONDS (CONTINUED)
Qwest Capital Funding
 Inc.,7.90%,08/15/10..................       345,000             358,755
Raytheon Co.,6.15%,11/01/08 ..........       410,000             391,448
Repsol International
 Finance,7.45%,07/15/05...............       450,000             461,475
Saskatchewan (Province
 of),9.38%,12/15/20...................       120,000             150,275
Telephonica Europe BV,7.35%,09/15/05 .       220,000             222,257
Tennessee Gas Pipeline,7.00%,10/15/28        330,000             307,491
Textron Financial Corp.,7.13%,12/09/04       530,000             535,162
Tyco International Group
 SA,6.13%,11/01/08....................       125,000             119,880
Tyco International Group
 SA,6.13%,01/15/09....................       500,000             479,030
United Technologies
 Corp.,7.13%,11/15/10 * ..............       160,000             168,826
Verizon Global Funding
 Corp.,7.25%,12/01/10.................       310,000             316,541
WorldCom, Inc.,7.38%,01/15/06 ........       205,000             206,025
TOTAL CORPORATE BONDS (COST $19,522,971)                      19,898,397
                                                           ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (10.9%)
Federal Home Loan Mortgage
 Corp.,7.00%,02/15/31 # ..............     2,860,000           2,866,263
Federal Home Loan Mortgage
 Corp.,7.50%,12/01/11.................       462,835             473,632
Federal Home Loan Mortgage
 Corp.,8.00%,02/15/31 # ..............     1,300,000           1,332,903
Federal National Mortgage
 Assoc.,6.00%,02/01/29................     1,660,615           1,608,720
Federal National Mortgage
 Assoc.,6.50%,11/01/13................     1,157,795           1,159,114
Federal National Mortgage
 Assoc.,7.50%,07/01/11-11/01/30.......     2,564,261           2,604,014
Federal National Mortgage
 Assoc.,7.50%,02/25/31 # .............       750,000             761,018
Federal National Mortgage
 Assoc.,8.00%,02/25/31 # .............       600,000             614,814
Federal National Mortgage
 Assoc.,8.50%,09/01/26................     1,529,158           1,579,315
Federal National Mortgage Assoc. -
 Convertible Loan,6.50%,02/01/28 .....     1,615,538           1,594,342
Government National Mortgage
 Assoc.,6.50%,01/15/29................       637,584             630,411
Government National Mortgage
 Assoc.,7.00%,12/15/27-02/15/28.......     3,531,385           3,547,452
Government National Mortgage
 Assoc.,7.00%,04/01/16 # .............       300,000             301,314
Government National Mortgage
 Assoc.,7.50%,12/15/23................     1,057,275           1,078,749
Government National Mortgage
 Assoc.,8.00%,07/15/24................       419,301             431,222
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED                  20,583,283
 SECURITIES (COST $20,529,903)
                                                           ---------------
U.S. TREASURY OBLIGATIONS (4.5%)
U.S. Treasury Bond,6.13%,08/15/29 * ..     1,757,000           1,911,019
U.S. Treasury Bond,6.25%,02/15/07 ....       184,000             194,234
U.S. Treasury Note,5.25%,02/15/29 ....     1,068,000           1,023,112
U.S. Treasury Note,5.50%,03/31/03 ....     3,415,000           3,440,612
U.S. Treasury Note,5.75%,11/15/05 ....       217,000             224,087
U.S. Treasury Note,5.75%,08/15/10 ....       250,000             261,993
                                         PRINCIPAL         MARKET VALUE
                                           AMOUNT
                                        --------------     ---------------
U.S. TREASURY OBLIGATIONS (CONTINUED)
U.S. Treasury Note,6.00%,08/15/09 * ..   $   178,000        $    187,818
U.S. Treasury Note,6.50%,03/31/02 ....       509,000             515,363
U.S. Treasury Note,6.50%,02/15/10 * ..       502,000             549,218
U.S. Treasury Note,6.75%,05/15/05 ....       130,000             138,490
TOTAL U.S. TREASURY OBLIGATIONS (COST $8,032,787)              8,445,946
                                                           ---------------
TOTAL LONG-TERM BONDS AND NOTES                               48,927,626
 (COST $48,085,661)
                                                           ---------------
SHORT-TERM INVESTMENTS (18.7%)
Cooperative Associates of Tractor
 Dealers, Inc.,
 6.60%,01/02/01 ......................     6,300,000           6,300,000
Countrywide Home Loans, Inc.,
 6.77%,09/05/01 * ....................     6,000,000           6,007,500
Eaton Corp.,6.75%,01/02/01 ++ ........     2,469,000           2,469,000
Federal Home Loan Mortgage Corp.,
 5.43%,01/02/01 ......................     6,300,000           6,300,000
Goldman Sachs Group LP,6.52%,01/02/01      4,000,000           4,000,000
Koch Industries, Inc.,6.45%,01/02/01
 ++ ..................................     6,646,000           6,646,000
Textron Financial Corp.,6.58%,01/19/01
 ++...................................     3,500,000           3,489,125
U.S. Treasury Bill,6.11%,04/19/01 @...       200,000             196,676
TOTAL SHORT-TERM INVESTMENTS                                  35,408,301
 (COST $35,401,752)
                                                           ---------------
TOTAL INVESTMENTS
 (COST $179,452,697)(A)                                     $190,298,025
OTHER ASSETS LESS LIABILITIES                                 (1,188,688  )
                                                           ---------------
TOTAL NET ASSETS                                            $189,109,337
                                                           ---------------

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $180,888,131. Unrealized gains and losses, based on identified tax cost at December 31, 2000, are as follows:


Unrealized gains.................................  $      16,223,559
Unrealized losses................................         (6,813,665)
                                                  ----------------------
  Net unrealized gain............................  $       9,409,894
                                                  ======================

60 See Notes to Financial Statements.

                                NO. OF         NOTIONAL      EXPIRATION      UNREALIZED
                               CONTRACTS     MARKET VALUE       DATE         GAIN/(LOSS)
                              -----------  ----------------  ------------  ----------------
LONG CONTRACTS
----------------------
CAC 40 Index Futures.........      28        $  1,576,695       Mar 01       $   41,011

DAX Index Futures............      10           1,525,713       Mar 01             (328)

FTSE 100 Index Futures.......      14           1,296,828       Mar 01          (12,339)

TOPIX Index Futures..........      11           1,235,333       Mar 01         (101,401)
                                             ------------                    ----------
                                             $  5,634,569                    $  (73,057)
                                             ============                    ==========

+ Non-income producing security.
* Segregated securities for purchases of delayed delivery or when-issued securities held at December 31, 2000.
++ Securities that may be resold to "qualified institutional buyers" under Rule
  144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.
# When-issued or delayed delivery security.
@ Security pledged to cover initial margin requirements on open futures contracts at December 31, 2000.

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

Category percentages are based on net assets.

    See Notes to Financial Statements.                                        61

AETNA GENERATION PORTFOLIOS, INC.
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2000
LEGACY


                                          NUMBER OF        MARKET VALUE
                                           SHARES
                                         -------------     ---------------
COMMON STOCKS (36.6%)
UNITED STATES (30.0%)
AEROSPACE/DEFENSE (1.4%)
Boeing Co. ............................        8,700             574,200
General Dynamics Corp. ................        5,900             460,200
Lockheed Martin Corp. .................       11,200             380,240
Northrop Grumman Corp. ................        4,200             348,600
Precision Castparts Corp. .............        2,200              92,537
                                                               1,855,777
                                                           ---------------
AGRICULTURE (0.1%)
Archer-Daniels-Midland Co. ............        6,000              90,000
                                                           ---------------
AIRLINES (0.5%)
Frontier Airlines, Inc. + .............        9,300             287,719
Southwest Airlines Co. ................       12,300             412,419
                                                                 700,138
                                                           ---------------
ALUMINUM (0.0%)
Alcoa Inc. ............................           12                 402
                                                           ---------------
AUTOMOBILES (0.0%)
Ford Motor Co. ........................          700              16,406
                                                           ---------------
BEVERAGES - ALCOHOLIC (0.3%)
Constellation Brands, Inc. + ..........        4,300             252,625
Coors (Adolph) Co. ....................        1,200              96,375
                                                                 349,000
                                                           ---------------
BEVERAGES - NON-ALCOHOLIC (0.2%)
Pepsi Bottling Group, Inc. (The) ......        4,900             195,694
                                                           ---------------
BIOTECHNOLOGY (0.4%)
Abgenix, Inc. + .......................          400              23,625
IDEC Pharmaceuticals Corp. + ..........          200              37,913
Invitrogen Corp. + ....................        1,900             164,112
Protein Design Labs, Inc. + ...........        1,900             165,062
Techne Corp. + ........................        4,200             151,463
                                                                 542,175
                                                           ---------------
CHEMICALS (0.0%)
Eastman Chemical Co. ..................        1,100              53,625
                                                           ---------------
CHEMICALS - DIVERSIFIED (0.0%)
FMC Corp. + ...........................          700              50,181
                                                           ---------------
CHEMICALS - SPECIALITY (0.1%)
GenTek, Inc. ..........................        6,500             107,250
                                                           ---------------
COMMUNICATIONS EQUIPMENT (0.2%)
Anixter International, Inc. + .........        6,300             136,237
Scientific-Atlanta, Inc. ..............        5,200             169,325
                                                                 305,562
                                                           ---------------
COMPUTERS - HARDWARE (0.3%)
Brocade Communications Systems, Inc. ..        1,600             146,900
Emulex Corp. + ........................          800              63,950
Palm, Inc. + ..........................           18                 510
Sun Microsystems, Inc. + ..............        6,200             172,825
                                                                 384,185
                                                           ---------------
COMPUTERS - NETWORKING (0.1%)
Cisco Systems, Inc. + .................        4,800             183,600
                                                           ---------------
                                          NUMBER OF        MARKET VALUE
                                           SHARES
                                         -------------     ---------------
UNITED STATES (CONTINUED)
COMPUTERS - PERIPHERALS (0.2%)
EMC Corp. + ...........................        3,100             206,150
                                                           ---------------
COMPUTERS SOFTWARE/SERVICES (0.3%)
Adobe Systems, Inc. ...................        1,400              81,463
BEA Systems, Inc. + ...................        3,300             222,131
Symantec Corp. + ......................        4,000             133,500
                                                                 437,094
                                                           ---------------
CONSUMER FINANCE (0.2%)
Household International, Inc. .........          900              49,500
PMI Group, Inc. (The) .................        2,800             189,525
                                                                 239,025
                                                           ---------------
DISTRIBUTORS - FOOD & HEALTH (0.1%)
Sysco Corp. ...........................        3,800             114,000
                                                           ---------------
ELECTRIC COMPANIES (2.4%)
Allegheny Energy, Inc. ................        3,000             144,562
Ameren Corp. ..........................        2,000              92,625
Cinergy Corp. .........................        2,700              94,838
Dominion Resources, Inc. ..............          400              26,800
Duke Energy Corp. .....................        1,400             119,350
Energy East Corp. .....................        9,600             189,000
Entergy Corp. .........................        9,100             385,044
Exelon Corp. ..........................        6,300             442,323
FPL Group, Inc. .......................          300              21,525
NiSource Inc. .........................        2,000              61,500
NSTAR Corp.............................        4,400             188,650
PG&E Corp. ............................        4,100              82,000
Pinnacle West Capital Corp. ...........        1,900              90,488
PPL Corp. .............................        2,500             112,969
Public Service Co. of New Mexico ......        8,800             235,950
Reliant Energy Inc. ...................        8,600             372,487
RGS Energy Group Inc. .................        7,800             253,012
TXU Corp. .............................        2,400             106,350
Xcel Energy, Inc. .....................        3,100              90,094
                                                               3,109,567
                                                           ---------------
ELECTRICAL EQUIPMENT (0.7%)
Black Box Corp. + .....................        2,900             140,106
Checkpoint Systems, Inc. + ............       10,600              78,838
Flextronics International Ltd. + ......        4,300             122,550
General Electric Co. ..................        7,000             335,562
Technitrol, Inc. ......................        4,400             180,950
                                                                 858,006
                                                           ---------------
ELECTRONICS - COMPONENT DIST. (0.1%)
Arrow Electronics, Inc. + .............        4,400             125,950
                                                           ---------------
ELECTRONICS - INSTRUMENTS (0.1%)
Newport Corp. .........................        1,400             110,053
                                                           ---------------
ELECTRONICS - SEMICONDUCTORS (0.8%)
Advanced Micro Devices, Inc. + ........       23,800             328,737
Analog Devices, Inc. + ................        7,700             394,144
Elantec Semiconductor, Inc. + .........        2,900              80,475
Intel Corp. ...........................          900              27,056
International Rectifier Corp. + .......        1,700              51,000


62 See Notes to Portfolio of Investments.

                                          NUMBER OF        MARKET VALUE
                                           SHARES
                                         -------------     ---------------
UNITED STATES (CONTINUED)
ELECTRONICS - SEMICONDUCTORS (CONTINUED)
Linear Technology Corp. ...............          500              23,125
LSI Logic Corp. + .....................        1,800              30,762
Micron Technology, Inc. + .............        1,500              53,250
National Semiconductor Corp. + ........          600              12,075
                                                               1,000,624
                                                           ---------------
EQUIPMENT - SEMICONDUCTORS (0.0%)
KLA-Tencor Corp. + ....................          900              30,319
                                                           ---------------
FINANCIAL - DIVERSIFIED (0.7%)
Ambac Financial Group, Inc. ...........        7,500             437,344
Citigroup Inc. ........................          966              49,326
Fannie Mae ............................        1,500             130,125
Freddie Mac ...........................        2,600             179,075
Kramont Realty Trust ..................        3,600              32,400
National Golf Properties, Inc. ........          700              14,394
Security Capital Group Inc. - Class B +        4,100              82,256
Senior Housing Properties Trust .......        2,800              26,075
                                                                 950,995
                                                           ---------------
FOODS (0.1%)
Suiza Foods Corp. + ...................        2,700             129,600
                                                           ---------------
FOOTWEAR (0.3%)
Reebok International Ltd. + ...........       15,700             429,238
                                                           ---------------
GAMING, LOTTERY, & PARI-MUTUEL (0.2%)
Aztar Corp. + .........................       13,800             178,538
International Game Technology + .......        1,000              48,000
                                                                 226,538
                                                           ---------------
HEALTH CARE - DRUGS/PHARMACEUTICALS (1.3%)
Allergan, Inc. ........................          200              19,363
Emisphere Technologies, Inc. + ........        5,300             132,500
Forest Laboratories, Inc. + ...........        3,000             398,625
King Pharmaceuticals, Inc. + ..........        7,900             408,331
Merck & Co., Inc. .....................        1,600             149,800
Pfizer, Inc. ..........................       12,300             565,800
                                                               1,674,419
                                                           ---------------
HEALTH CARE - HOSPITAL MANAGEMENT (0.3%)
Tenet Healthcare Corp. ................        9,300             413,269
                                                           ---------------
HEALTH CARE - MANAGED CARE (1.0%)
Oxford Health Plans, Inc. + ...........        4,400             173,800
Trigon Healthcare, Inc. + .............        2,100             163,406
UnitedHealth Group Inc. ...............        8,600             527,825
Wellpoint Health Networks, Inc. + .....        3,400             391,850
                                                               1,256,881
                                                           ---------------
HEALTH CARE - MEDICAL PRODUCTS/SUPPLIES (0.2%)
Biomet, Inc. ..........................        1,000              39,688
Cooper Companies, Inc. ................        3,400             135,575
St. Jude Medical, Inc. + ..............        1,400              86,012
                                                                 261,275
                                                           ---------------
HEALTH CARE - SPECIAL SERVICES (0.3%)
HEALTHSOUTH Corp. + ...................        4,400              71,775
Laboratory Corp. of America Holdings +         1,500             264,000
                                                                 335,775
                                                           ---------------
                                          NUMBER OF        MARKET VALUE
                                           SHARES
                                         -------------     ---------------
UNITED STATES (CONTINUED)
HOMEBUILDING (0.6%)
Kaufman & Broad Home Corp. ............        2,700              90,956
NVR, Inc. + ...........................        2,000             247,200
Pulte Corp. ...........................        2,200              92,813
Standard Pacific Corp. ................       10,600             247,775
Toll Brothers, Inc. + .................        3,000             122,625
                                                                 801,369
                                                           ---------------
INSURANCE - LIFE/HEALTH (0.5%)
AFLAC, Inc. ...........................        6,100             440,344
The MONY Group Inc. ...................        5,200             257,075
                                                                 697,419
                                                           ---------------
INSURANCE - MULTI-LINE (0.6%)
CIGNA Corp. ...........................        3,100             410,130
Hartford Financial Services Group, Inc.        1,300              91,812
Stancorp Financia .....................        4,500             214,875
                                                                 716,817
                                                           ---------------
INSURANCE - PROPERTY/CASUALTY (0.8%)
Chubb Corp. ...........................          300              25,950
MBIA, Inc. ............................        1,600             118,600
MGIC Investment Corp. .................        5,700             384,394
Progressive Corp. .....................        1,200             124,350
Radian Group Inc. .....................        2,900             217,681
RenaissanceRe Holdings Ltd. ...........        2,500             195,781
                                                               1,066,756
                                                           ---------------
INVESTMENT BANKING/BROKERAGE (0.2%)
Southwest Securities Group, Inc. ......        2,900              75,038
Tucker Anthony Sutro Corp. ............        4,800             117,900
                                                                 192,938
                                                           ---------------
INVESTMENT MANAGEMENT (0.1%)
Affiliated Managers Group, Inc. + .....        3,200             175,600
                                                           ---------------
LEISURE TIME - PRODUCTS (0.1%)
Direct Focus, Inc. + ..................        3,900             130,894
                                                           ---------------
LODGING - HOTELS (0.1%)
Crestline Capital Corp. ...............        1,500              38,625
MeriStar Hospitality Corp. ............        1,700              33,469
Prime Hospitality Corp. + .............        3,000              34,875
                                                                 106,969
                                                           ---------------
MANUFACTURING - DIVERSIFIED (0.3%)
ITT Industries, Inc. ..................        3,200             124,000
Tyco International Ltd. ...............        4,100             227,550
                                                                 351,550
                                                           ---------------
MANUFACTURING - SPECIALIZED (0.1%)
United Technologies Corp. .............        1,800             141,525
                                                           ---------------
METALS MINING (0.0%)
Freeport-McMoRan Copper & Gold, Inc. +            34                 291
                                                           ---------------
NATURAL GAS - DISTRIBUTION - PIPE LINE (2.3%)
Dynegy Inc. ...........................        7,000             392,438
Energen Corp. .........................        6,600             212,438
KeySpan Energy Corp. ..................        9,500             402,562
Kinder Morgan, Inc. ...................        7,900             412,281
NICOR, Inc. ...........................        9,600             414,600


    See Notes to Portfolio of Investments.                                    63

AETNA GENERATION PORTFOLIOS, INC.
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2000
LEGACY (CONTINUED)

                                          NUMBER OF        MARKET VALUE
                                           SHARES
                                         -------------     ---------------
UNITED STATES (CONTINUED)
NATURAL GAS - DISTRIBUTION - PIPE LINE (CONTINUED)
ONEOK, Inc. ...........................        8,500             409,062
Peoples Energy Corp. ..................        9,000             402,750
Sempra Energy .........................       14,900             346,425
                                                               2,992,556
                                                           ---------------
OIL & GAS - DRILLING & EQUIPMENT (0.3%)
Helmerich & Payne, Inc. ...............        5,200             228,150
Seitel, Inc. + ........................       11,200             206,500
                                                                 434,650
                                                           ---------------
OIL & GAS - EXPLORATION/PRODUCTION (0.9%)
Anadarko Petroleum Corp. ..............        1,700             120,836
Apache Corp. ..........................        1,816             127,234
Basin Exploration, Inc. + .............        2,600              66,300
Burlington Resources, Inc. ............        2,100             106,050
EOG Resources, Inc. ...................        8,600             470,312
Vintage Petroleum, Inc. + .............       10,500             225,750
                                                               1,116,482
                                                           ---------------
OIL & GAS - REFINING & MARKETING (0.2%)
Ashland Oil Inc. ......................          100               3,589
Sunoco, Inc. ..........................        2,000              67,375
Ultramar Diamond Shamrock Corp. .......        7,300             225,387
                                                                 296,351
                                                           ---------------
OIL - DOMESTIC INTEGRATED (0.4%)
Amerada Hess Corp. ....................        5,200             379,925
Phillips Petroleum Co. ................          100               5,687
USX-Marathon Group ....................        3,200              88,800
                                                                 474,412
                                                           ---------------
OIL - INTERNATIONAL INTEGRATED (0.4%)
Exxon Mobil Corp. .....................        5,500             478,156
                                                           ---------------
PAPER & FOREST PRODUCTS (0.0%)
Westvaco Corp. ........................          100               2,919
                                                           ---------------
PHOTOGRAPHY/IMAGING (0.1%)
Infocus Corp. .........................        5,300              78,175
                                                           ---------------
PUBLISHING (0.2%)
Harcourt General, Inc. ................          100               5,720
Scholastic Corp. + ....................        3,100             274,737
                                                                 280,457
                                                           ---------------
REIT DIVERSIFIED (5.4%)
Alexandria Real Estate Equities, Inc. .          900              33,469
AMB Property Corp. ....................        2,300              59,369
Apartment Investment & Management Co. .        4,600             229,712
Archstone Communities Trust ...........        7,700             198,275
Arden Realty Group, Inc. ..............        2,300              57,788
Avalonbay Communities, Inc. ...........        7,001             350,925
Boston Properties, Inc. ...............        8,300             361,050
Brandywine Realty Trust ...............        3,600              74,475
BRE Properties, Inc. ..................        3,800             120,412
Camden Property Trust .................        2,700              90,450
Capital Automotive REIT ...............        1,300              17,956
Carramerica Realty Corp. ..............        3,000              93,938
Catellus Development Corp. + ..........        3,400              59,500
                                          NUMBER OF        MARKET VALUE
                                           SHARES
                                         -------------     ---------------
UNITED STATES (CONTINUED)
REIT DIVERSIFIED (CONTINUED)
CBL & Associates Properties, Inc. .....        1,100              27,844
Charles E. Smith Residential Realty,
 Inc...................................        1,400              65,800
Chelsea GCA Realty, Inc. ..............        1,600              59,000
Colonial Properties Trust .............        1,300              33,881
Cousins Properties, Inc. ..............        3,600             100,575
Crescent Real Estate Equities, Inc. ...        2,900              64,525
Duke-Weeks Realty Corp. ...............        6,478             159,521
Equity Office Properties Trust ........       18,300             597,037
Equity Residential Properties Trust ...       10,302             569,829
Essex Property Trust, Inc. ............        2,400             131,400
FelCor Lodging Trust Inc. .............        4,000              95,750
First Industrial Realty Trust, Inc. ...        2,700              91,800
Franchise Finance Corp. of America ....        3,100              72,269
General Growth Properties, Inc. .......        4,700             170,081
Health Care REIT, Inc. ................        1,100              17,875
Healthcare Realty Trust, Inc. .........        1,792              38,080
Highwood Properties, Inc. .............        3,800              94,525
Host Marriott Corp. ...................       19,700             254,869
Innkeepers USA Trust ..................        5,000              55,313
Kilroy Realty Corp. ...................        1,200              33,675
Kimco Realty Corp. ....................        1,700              75,119
Liberty Property Trust ................        3,300              94,256
Mack-Cali Realty Corp. ................        2,500              71,406
Mission West Properties Inc. ..........        3,700              51,338
Nationwide Health Properties, Inc. ....        1,900              24,463
Pinnacle Holdings Inc. + ..............        3,700              33,531
Prentiss Properties Trust .............        2,200              59,263
ProLogis Trust ........................        4,800             106,800
PS Business Parks, Inc. ...............        1,300              36,140
Public Storage, Inc. ..................        4,600             111,837
Reckson Associates Realty Corp. .......        4,000             100,250
Simon Property Group, Inc. ............        5,500             132,000
SL Green Realty Corp. .................        4,000             112,000
Spieker Properties, Inc. ..............        3,700             185,462
Starwood Hotels & Resorts Worldwide,
 Inc...................................       17,200             606,300
Summit Properties Inc. ................        4,100             106,600
Vornado Realty Trust ..................       10,600             406,112
Washington Real Estate Investment Trust        4,800             113,400
                                                               6,907,245
                                                           ---------------
RESTAURANTS (0.1%)
Landry's Seafood Restaurants, Inc. ....        5,600              55,650
Wendy's International, Inc. ...........        1,400              36,750
                                                                  92,400
                                                           ---------------
RETAIL - COMPUTERS & ELECTRONICS (0.1%)
Tech Data Corp. + .....................        4,600             124,416
                                                           ---------------
RETAIL - HOME SHOPPING (0.1%)
PolyMedica Corp. + ....................        4,700             156,863
                                                           ---------------
RETAIL SPECIALITY - APPAREL (0.4%)
Christopher & Banks Corp. + ...........        6,800             191,675
Hot Topic, Inc. + .....................       15,000             246,562


64 See Notes to Portfolio of Investments.

                                          NUMBER OF        MARKET VALUE
                                           SHARES
                                         -------------     ---------------
UNITED STATES (CONTINUED)
RETAIL SPECIALITY - APPAREL (CONTINUED)
Wilsons The Leather Experts Inc. + ....        6,800              95,200
                                                                 533,437
                                                           ---------------
RETAIL STORES - FOOD CHAINS (0.1%)
Safeway, Inc. + .......................        2,500             156,250
                                                           ---------------
SAVINGS & LOAN COMPANIES (1.1%)
Astoria Financial Corp. ...............        3,400             184,663
Downey Financial Corp. ................        5,300             291,500
FirstFed Financial Corp. + ............        5,200             168,025
Golden State Bancorp, Inc. ............        9,800             308,087
Golden West Financial Corp. ...........        2,800             189,000
GreenPoint Financial Corp. ............        3,100             126,906
Washington Mutual Financial Corp. .....        2,500             132,656
                                                               1,400,837
                                                           ---------------
SERVICES - COMMERCIAL & CONSUMER (0.6%)
Choice Hotels International Inc. ......        1,500              20,531
Corinthian Colleges Inc. ..............        3,600             136,575
F.Y.I. Inc. + .........................        3,900             143,813
Professional Detailing, Inc. + ........        1,500             158,648
West Teleservices Corp. ...............        9,700             272,813
                                                                 732,380
                                                           ---------------
SERVICES - DATA PROCESSING (0.2%)
NOVA Corp. + ..........................       10,100             201,369
                                                           ---------------
SPECIALITY PRINTING (0.1%)
Topps Co., Inc. + .....................       15,700             144,244
                                                           ---------------
TOBACCO (0.4%)
Philip Morris Co. Inc. ................        9,700             426,800
R.J. Reynolds Tobacco Holdings, Inc. ..        1,900              92,625
                                                                 519,425
                                                           ---------------
TRUCKERS (0.2%)
Arkansas Best Corp. + .................       11,800             216,088
                                                           ---------------
WASTE MANAGEMENT (0.1%)
Allied Waste Industries, Inc. + .......        5,100              74,269
TOTAL UNITED STATES COMMON STOCKS                             38,538,282
 (COST $34,381,032)
                                                           ---------------
FOREIGN COMMON STOCKS (6.6%)
CANADA (0.4%)
Celestica Inc. (Electronics -
 Semiconductors) + ....................        4,700             254,975
Nortel Networks Corp. (Communications
 Equipment)............................        7,600             244,140
TOTAL CANADA                                                     499,115
                                                           ---------------
DENMARK (0.5%)
Novo Nordisk A/S (Health Care -
 Drugs/Pharmacueticals)................        1,400             250,946
Vestas Wind Systems A/S (Electrical
 Equipment)............................        6,000             324,531
TOTAL DENMARK                                                    575,477
                                                           ---------------
                                          NUMBER OF        MARKET VALUE
                                           SHARES
                                         -------------     ---------------
FINLAND (0.7%)
Comptel Oyj (Data & Imaging Services) +       23,300             335,802
Nokia Oyj, ADR (Communications
 Equipment) ...........................       10,800             469,800
Perlos Oyj (Electronics - Component
 Dist.)................................        4,600              95,017
Stonesoft Oyj (Communications
 Equipment)............................        3,400              49,065
TOTAL FINLAND                                                    949,684
                                                           ---------------
FRANCE (0.6%)
Alcatel (Communications Equipment) ....        5,000             284,017
Altran Technologies SA (Data & Imaging
 Services).............................          500             113,138
Genset (Biotechnology & Medical
 Products) + ..........................        3,500              44,188
Schneider Electric SA (Electrical
 Equipment)............................        1,600             116,724
Total Fina Elf (Oil) ..................        1,296             192,743
TOTAL FRANCE                                                     750,810
                                                           ---------------
GERMANY (0.1%)
Buderus AG (Forest Products & Building         6,100             127,719
 Materials)............................
                                                           ---------------
HONG KONG (0.1%)
China Mobile (Hong Kong) Ltd., ADR
 (Cellular/Wireless Telecommunications)        5,600             151,900
 +.....................................
                                                           ---------------
ITALY (0.3%)
Banca Nazionale del Lavoro
 (Banks & Thrifts) + ..................       33,000             101,317
Check Point Software Technologies Ltd.
 (Computers Software/Services) ........        1,200             160,275
Telecom Italia SpA (Other
 Telecommunications)...................       19,000             151,632
TOTAL ITALY                                                      413,224
                                                           ---------------
JAPAN (0.7%)
Canon, Inc. (Electrical Machinery &
 Instruments)..........................        3,000             105,079
Fast Retailing Co. Ltd. (Retail
 Speciality - Apparel) ................          800             156,778
Murata Manufacturing Co., Ltd.
 (Electronics - Component Dist.) ......        1,700             199,475
NTT DoCoMo, Inc. (Other
 Telecommunications)...................            8             138,003
Softbank Corp. (Semiconductors &
 Electronics...........................        2,100              73,003
Sony Corporation (Semiconductors &
 Electronics)..........................        3,700             255,954
TOTAL JAPAN                                                      928,292
                                                           ---------------
NETHERLANDS (1.0%)
Crucell NV (Biotechnology & Medical
 Products) + ..........................        2,100              15,576
Crucell NV, ADR (Biotechnology) .......        2,100              13,256
Fortis (NL) NV (Financial -
 Diversified)..........................        8,000             259,888
Gucci Group (Textiles - Apparel) ......        1,300             112,903
ING Groep NV (Financial - Diversified)         2,325             185,725
Koninklijke (Royal) Philips Electronics
 NV (Electronics - Component Dist.) ...       12,012             440,070
Koninklijke Ahold NV (Food & Drug
 Retail)...............................        3,737             120,558


    See Notes to Portfolio of Investments.                                    65

AETNA GENERATION PORTFOLIOS, INC.
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2000
LEGACY (CONTINUED)

                                          NUMBER OF        MARKET VALUE
                                           SHARES
                                         -------------     ---------------
NETHERLANDS (CONTINUED)
STMicroelectronics NV (Electronics -
 Semiconductors).......................        3,200             139,708
TOTAL NETHERLANDS                                              1,287,684
                                                           ---------------
SOUTH KOREA (0.1%)
Samsung Electronics (Electronics -             5,600             156,800
 Component Dist.) .....................
                                                           ---------------
SPAIN (0.2%)
Telefonica SA (Other                          11,256             186,001
 Telecommunications) + ................
                                                           ---------------
SWEDEN (0.5%)
HiQ International AB (Services - Data
 Processing)...........................       42,000             311,588
Telefonaktiebolaget LM Ericsson AB, ADR
 (Semiconductors & Electronics) .......        9,400             105,163
Telelogic AB (Semiconductors &
 Electronics) +........................       38,500             216,257
TOTAL SWEDEN                                                     633,008
                                                           ---------------
SWITZERLAND (0.3%)
Logitech International SA (Computers -
 Peripherals) + .......................          820             207,467
Tecan AG (Biotechnology & Medical
 Products).............................          150             155,600
TOTAL SWITZERLAND                                                363,067
                                                           ---------------
UNITED KINGDOM (1.1%)
Cable & Wireless Plc (Other
 Telecommunications)...................       13,600             183,451
Celltech Group Plc (Biotechnology &
 Medical Products) + ..................       10,500             185,553
Lloyds TSB Group Plc (Diversified
 Financial Services) ..................       10,384             109,822
Shire Pharmaceuticals Group Plc (Drugs)
 +.....................................        4,270             196,687
Vodafone AirTouch Plc
 (Cellular/Wireless Telecommunications)      121,579             445,864
WPP Group Plc (Commercial Services) ...       21,900             285,268
TOTAL UNITED KINGDOM                                           1,406,645
                                                           ---------------
TOTAL FOREIGN COMMON STOCKS                                    8,429,426
 (COST $8,174,957)
                                                           ---------------
TOTAL COMMON STOCKS                                           46,967,708
 (COST $42,555,989)
                                                           ---------------
                                          PRINCIPAL
                                           AMOUNT
                                         -------------
LONG-TERM BONDS AND NOTES (39.4%)
CORPORATE BONDS (17.3%)
Allstate Corp.,7.88%,05/01/05 .........  $   120,000             127,330
AT&T Canada Inc.,Zero Coupon,06/15/08 .      335,000             273,970
AT&T Capital Corp.,6.75%,02/04/02 .....      400,000             398,328
Bank of America Corp.,5.75%,03/01/04 ..      120,000             117,836
Bank One Corp.,7.88%,08/01/10 ++ ......      121,000             126,044
Boeing Capital Corp.,7.10%,09/27/05 ...      375,000             391,159
Bombardier Capital Inc.,6.00%,01/15/02       565,000             559,271
British
 Telecommunications,8.13%,12/15/10.....      200,000             202,218
                                          PRINCIPAL        MARKET VALUE
                                           AMOUNT
                                         -------------     ---------------
CORPORATE BONDS (CONTINUED)
Capital Auto Receivables Asset Trust,
 6.30%,05/15/04 .......................  $ 1,100,000        $  1,101,590
Chase Manhattan Corp.,7.09%,02/15/09 ..      855,000             896,946
Citigroup Inc.,6.20%,03/15/09 .........       55,000              53,408
Citigroup Inc.,7.25%,10/01/10 .........      370,000             382,687
ConAgra Foods, Inc.,7.50%,09/15/05 ....      440,000             460,482
Conoco Inc.,5.90%,04/15/04 ............      160,000             158,875
Cox Communications Inc.,7.75%,08/15/06       515,000             530,316
Deere & Co.,8.10%,05/15/30 ............       64,000              67,651
Duke Energy Corp.,7.38%,03/01/10 ......      190,000             199,021
Duke Energy Field Services, Inc.,
 7.88%,08/16/10 .......................      180,000             191,619
Edison International
 Inc.,6.88%,09/15/04...................      150,000             122,426
Electronic Data Systems
 Corp.,6.85%,10/15/04..................      550,000             559,300
Enron Corp.,7.88%,06/15/03 ............      570,000             591,979
First Union National
 Bank,7.88%,02/15/10...................      135,000             140,252
Ford Motor Credit Corp.,7.38%,10/28/09       165,000             164,584
Ford Motor Credit Corp.,7.50%,03/15/05       260,000             266,466
Ford Motor Credit Corp.,7.88%,06/15/10       485,000             498,905
General Electric Capital
 Corp.,6.81%,11/03/03..................      450,000             460,571
General Motors Acceptance Corp.,
 7.63%,06/15/04 .......................      120,000             123,344
General Motors Acceptance Corp.,
 7.75%,01/19/10 .......................      185,000             190,924
Hewlett-Packard Co.,7.15%,06/15/05 ....      480,000             494,352
Honeywell International,6.88%,10/03/05       195,000             201,232
Honeywell International,7.50%,03/01/10       170,000             184,234
Household Finance Corp.,5.88%,09/25/04       835,000             814,593
Household Finance Corp.,7.88%,03/01/07       160,000             168,136
Interpublic Group of Co., Inc. (The),
 7.88%,10/15/05 .......................      290,000             296,165
MBNA Master Credit Card Trust,
 6.40%,01/18/05 .......................    1,200,000           1,210,500
Mellon Bank NA,7.63%,09/15/07 .........      120,000             125,815
Morgan Stanley Dean Witter & Co.,
 5.63%,01/20/04 .......................      130,000             127,565
Morgan Stanley Dean Witter & Co.,
 7.13%,01/15/03 .......................      270,000             274,841
Motorola, Inc.,7.63%,11/15/10 .........      105,000             108,110
National Australia Bank,6.40%,12/10/07     2,000,000           1,998,100
National Rural Utilities,5.50%,01/15/05      325,000             316,583
Norsk Hydro A/S,7.15%,01/15/29 ........      365,000             351,860
Norwest Financial, Inc.,5.38%,09/30/03       835,000             816,580
Ontario (Province of),6.00%,02/21/06 ..      135,000             135,323
Pepsi Bottling Holdings
 Inc.,5.38%,02/17/04...................      335,000             328,096
PPG Industries Inc.,7.05%,08/15/09 ....       20,000              19,481
Quebec Province Co.,5.75%,02/15/09 ....      360,000             346,601
Quebec Province Co.,7.50%,09/15/29 ....      140,000             149,408
Qwest Capital Funding
 Inc.,7.75%,08/15/06...................      470,000             489,655
Qwest Capital Funding
 Inc.,7.90%,08/15/10...................      355,000             369,154
Raytheon Co.,6.15%,11/01/08 ...........      420,000             400,995


66 See Notes to Portfolio of Investments.

                                          PRINCIPAL        MARKET VALUE
                                           AMOUNT
                                         -------------     ---------------
CORPORATE BONDS (CONTINUED)
Repsol International
 Finance,7.45%,07/15/05................  $   461,000        $    472,755
Saskatchewan (Province
 of),9.38%,12/15/20....................      145,000             181,582
Telephonica Europe BV,7.35%,09/15/05 ..      225,000             227,309
Tennessee Gas Pipeline,7.00%,10/15/28 .      330,000             307,491
Textron Financial Corp.,7.13%,12/09/04       555,000             560,406
Tyco International Group
 SA,6.13%,11/01/08.....................      130,000             124,675
Tyco International Group
 SA,6.13%,01/15/09.....................      590,000             565,255
United Technologies
 Corp.,7.13%,11/15/10..................      170,000             179,377
Verizon Global Funding
 Corp.,7.25%,12/01/10..................      320,000             326,752
WorldCom, Inc.,7.38%,01/15/06 .........      210,000             211,050
TOTAL CORPORATE BONDS (COST $21,858,053)                      22,241,533
                                                           ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (16.6%)
Federal Home Loan Mortgage
 Corp.,7.00%,02/15/31 # ...............    2,770,000           2,776,066
Federal Home Loan Mortgage
 Corp.,7.50%,12/01/11..................      520,234             532,371
Federal Home Loan Mortgage
 Corp.,8.00%,02/15/31 # ...............      900,000             922,779
Federal National Mortgage
 Assoc.,6.00%,06/01/28.................    1,198,506           1,161,425
Federal National Mortgage
 Assoc.,6.50%,11/01/13.................    1,157,795           1,159,114
Federal National Mortgage
 Assoc.,7.50%,07/01/11-11/01/30........    1,107,639           1,126,275
Federal National Mortgage
 Assoc.,7.50%,02/25/31 # ..............      840,000             852,339
Federal National Mortgage
 Assoc.,8.00%,02/25/31 # ..............      500,000             512,345
Federal National Mortgage
 Assoc.,8.50%,09/01/26.................    1,596,785           1,649,160
Federal National Mortgage Assoc. -
 Conventional Loan,6.50%,02/01/28 .....    1,662,500           1,640,688
Government National Mortgage
 Assoc.,6.50%,01/15/29.................      799,882             790,883
Government National Mortgage
 Assoc.,7.00%,04/15/27-07/15/28........    4,728,739           4,749,729
Government National Mortgage
 Assoc.,7.00%,04/01/16 # ..............      500,000             502,190
Government National Mortgage
 Assoc.,7.50%,12/15/23.................    2,408,245           2,457,157
Government National Mortgage
 Assoc.,8.00%,07/15/24.................      489,184             503,092
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED                  21,335,613
 SECURITIES (COST $21,345,458)
                                                           ---------------
U.S. TREASURY OBLIGATIONS (5.5%)
U.S. Treasury Bond,6.13%,08/15/29 .....    3,239,000           3,522,931
U.S. Treasury Note,5.25%,02/15/29 .....      904,000             866,005
U.S. Treasury Note,5.75%,11/15/05 .....      297,000             306,700
U.S. Treasury Note,5.75%,08/15/10 .....      234,000             245,225
U.S. Treasury Note,6.00%,08/15/09 .....      717,000             756,550
U.S. Treasury Note,6.50%,05/31/02 .....      350,000             355,250
U.S. Treasury Note,6.50%,02/15/10 .....      697,000             762,560
                                          PRINCIPAL        MARKET VALUE
                                           AMOUNT
                                         -------------     ---------------
U.S. TREASURY OBLIGATIONS (CONTINUED)
U.S. Treasury Note,6.75%,05/15/05 .....  $   150,000        $    159,796
TOTAL U.S. TREASURY OBLIGATIONS (COST $6,431,478)              6,975,017
                                                           ---------------
TOTAL LONG-TERM BONDS AND NOTES                               50,552,163
 (COST $49,634,989)
                                                           ---------------
SHORT-TERM INVESTMENTS (26.2%)
Cooperative Associates of Tractor
 Dealers, Inc.,6.60%,01/02/01 .........    5,800,000           5,800,000
Countrywide Home Loans, Inc.,
 6.77%,09/05/01 * .....................    5,000,000           5,006,250
Eaton Corp.,6.75%,01/02/01 ++ .........    4,000,000           4,000,000
Federal Home Loan Mortgage
 Corp.,5.43%,01/02/01..................    6,000,000           6,000,000
Goldman Sachs Group LP,6.52%,01/02/01 .    3,500,000           3,500,000
Koch Industries, Inc.,6.45%,01/02/01 ++    5,782,000           5,782,000
Textron Financial Corp.,6.58%,01/19/01
 * ++..................................    3,500,000           3,489,125
U.S. Treasury Bill,6.11%,04/19/01 @....      100,000              98,338
TOTAL SHORT-TERM INVESTMENTS                                  33,675,713
 (COST $33,670,357)
                                                           ---------------
TOTAL INVESTMENTS
 (COST $125,861,335)(A)                                      131,195,584
OTHER ASSETS LESS LIABILITIES                                 (2,816,735  )
                                                           ---------------
TOTAL NET ASSETS                                            $128,378,849
                                                           ---------------

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $126,330,872. Unrealized gains and losses, based on identified tax cost at December 31, 2000, are as follows:

Unrealized gains..............................          $   7,862,697
Unrealized losses.............................             (2,997,985)
                                                ----------------------
 Net unrealized loss..........................          $   4,864,712
                                                ======================

                                NO. OF         NOTIONAL      EXPIRATION      UNREALIZED
                               CONTRACTS     MARKET VALUE       DATE         GAIN/(LOSS)
                              -----------  ----------------  ------------  ----------------
LONG CONTRACTS
----------------------
CAC 40 Index Futures.........      12        $    615,726       Mar 01       $   17,576

DAX Index Futures............       6             915,428       Mar 01            1,244

FTSE 100 Index Futures.......       6             555,783       Mar 01           (5,288)

TOPIX Index Futures..........       4             452,539       Mar 01          (33,756)
                                             ------------                    ----------
                                             $  2,599,476                    $  (20,224)
                                             ============                    ==========

    See Notes to Financial Statements.                                        67

AETNA GENERATION PORTFOLIOS, INC.
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2000
LEGACY (CONTINUED)

+ Non-income producing security.
* Segregated securities for purchases of delayed delivery or when-issued securities held at December 31, 2000.
# When-issued or delayed delivery security.
++ Securities that may be resold to "qualified institutional buyers" under Rule
  144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.
@ Security pledged to cover initial margin requirements on open futures contracts at December 31, 2000.

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

Category percentages are based on net assets.

68 See Notes to Financial Statements.

AETNA GENERATION PORTFOLIOS, INC.
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2000


                                ASCENT             CROSSROADS          LEGACY
                        -----------------------  ---------------  -----------------
ASSETS:
Investments, at market
 value...............   $          218,408,472    $190,298,025      $131,195,584
Cash .................                      --             226                --
Cash denominated in
 foreign currencies ..               3,568,286       2,670,084         1,036,124
Receivable for:
 Dividends and
 interest............                  591,147         740,510           681,023
 Investments sold ....                 501,796         918,766           347,373
 Fund shares sold ....               1,546,756       1,305,352         1,112,382
 Variation margin ....                   6,259           6,450             7,597
 Recoverable foreign
 taxes...............                   29,461          22,921            10,620
Prepaid expenses .....                   1,936           1,673             2,211
                        ----------------------    ------------      ------------
     Total assets ....             224,654,113     195,964,007       134,392,914
                        ----------------------    ------------      ------------
LIABILITIES:
Payable for:
 Investments purchased               8,176,737       6,705,705         5,924,807
 Fund shares redeemed                       --          15,502               127
Accrued investment
 advisory fees .......                 119,577         101,021            65,610
Accrued administrative
 service fees ........                  13,706          12,032             8,201
Accrued custody fees .                  15,590          14,366            11,483
Other liabilities ....                   9,102           6,044             3,837
                        ----------------------    ------------      ------------
     Total liabilities               8,334,712       6,854,670         6,014,065
                        ----------------------    ------------      ------------
      NET ASSETS .....  $          216,319,401    $189,109,337      $128,378,849
                        ======================    ============      ============
NET ASSETS REPRESENTED
BY:
Paid-in capital ......  $          197,293,566    $175,133,928      $117,808,945
Net unrealized gain on
 investments and open
 futures contracts...               17,284,863      10,898,363         5,362,504
Undistributed net
 investment income ...               3,363,185       4,761,447         4,740,387
Accumulated net
 realized gain (loss)
 on investments ......              (1,622,213)     (1,684,401)          467,013
                        ----------------------    ------------      ------------
      NET ASSETS .....  $          216,319,401    $189,109,337      $128,378,849
                        ======================    ============      ============

Cost of investments ..  $          201,254,825    $179,452,697      $125,861,335
Cost of cash
 denominated in
 foreign currencies ..  $            3,368,502    $  2,539,665      $    985,785
CAPITAL SHARES:
Authorized ...........  Two Billion                Two Billion       Two Billion
Par value ............  $                0.001    $      0.001      $      0.001
Outstanding ..........              14,760,949      13,920,757         9,998,458
Net asset value,
 offering and
 redemption price per
 share (net assets
 divided by shares
 outstanding)........   $                14.65    $      13.58      $      12.84



    See Notes to Financial Statements.                                        69

AETNA GENERATION PORTFOLIOS, INC.
STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000


                                        ASCENT      CROSSROADS       LEGACY
                                      ------------  ------------  -------------
INVESTMENT INCOME:
Dividends ..........................  $ 1,504,502   $ 1,310,740    $  715,722
Interest ...........................    3,535,574     4,818,925     4,874,625
                                      -----------   -----------    ----------
                                        5,040,076     6,129,665     5,590,347
Foreign taxes withheld on dividends       (29,800)      (20,739)       (9,980)
                                      -----------   -----------    ----------
     Total investment income .......    5,010,276     6,108,926     5,580,367
                                      -----------   -----------    ----------
INVESTMENT EXPENSES:
Investment advisory fees ...........    1,288,522     1,134,110       750,386
Administrative services fees .......      161,065       141,764        93,798
Printing and postage fees ..........       15,015        13,842        10,231
Custody fees .......................       99,211        91,246        70,058
Transfer agent fees ................        2,600         2,600         2,600
Audit fees .........................       20,244        20,205        20,026
Directors' fees ....................        6,012         5,409         3,469
Registration fees ..................        3,613         1,144            --
Miscellaneous expenses .............       10,151         9,179         6,168
                                      -----------   -----------    ----------
Expenses before reimbursement and
 waiver from Investment Adviser ....    1,606,433     1,419,499       956,736
Expense reimbursement and waiver
 from Investment Adviser ...........       (3,510)      (96,060)     (143,941)
                                      -----------   -----------    ----------
     Net investment expenses .......    1,602,923     1,323,439       812,795
                                      -----------   -----------    ----------
Net investment income ..............    3,407,353     4,785,487     4,767,572
                                      -----------   -----------    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
 Investments .......................      234,437      (129,091)    1,173,768
 Options Written ...................      146,072       136,462        96,100
 Futures and forward foreign
 currency exchange contracts .......   (1,131,723)     (700,656)     (423,426)
 Foreign currency related
 transactions.......................     (106,379)      (77,531)      (15,176)
                                      -----------   -----------    ----------
     Net realized gain (loss) on
     investments....................     (857,593)     (770,816)      831,266
                                      -----------   -----------    ----------
Net change in unrealized gain or
 loss on:
 Investments .......................   (4,273,127)   (3,271,312)      309,629
 Options Written ...................      (67,222)      (62,799)      (44,225)
 Futures and forward foreign
 currency exchange contracts .......      (13,644)      (54,464)       (3,960)
 Foreign currency related
 transactions.......................      190,535       128,800        48,845
                                      -----------   -----------    ----------
     Net change in unrealized gain
     or loss on investments ........   (4,163,458)   (3,259,775)      310,289
                                      -----------   -----------    ----------
Net realized and change in
 unrealized gain or loss on
 investments........................   (5,021,051)   (4,030,591)    1,141,555
                                      -----------   -----------    ----------
Net increase (decrease) in net
 assets resulting from operations ..  $(1,613,698)  $   754,896    $5,909,127
                                      ===========   ===========    ==========



70 See Notes to Financial Statements.

AETNA GENERATION PORTFOLIOS, INC.
STATEMENTS OF CHANGES IN NET ASSETS


                                                       ASCENT
                                        -------------------------------------
                                            YEAR ENDED          YEAR ENDED
                                        DECEMBER 31, 2000    DECEMBER 31, 1999
                                        -----------------    -----------------
FROM OPERATIONS:
Net investment income ................    $  3,407,353         $  4,685,397
Net realized gain (loss) on
 investments..........................        (857,593)          11,305,041
Net change in unrealized gain or loss
 on investments.......................      (4,163,458)          11,534,181
                                          ------------         ------------
 Net increase (decrease) in net assets
 resulting from operations............      (1,613,698)          27,524,619
                                          ------------         ------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income............        (892,041)          (4,511,270)
From net realized gains...............      (1,642,262)          (9,713,831)
                                          ------------         ------------
 Decrease in net assets from
 distributions to shareholders........      (2,534,303)         (14,225,101)
                                          ------------         ------------
FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold.............      20,512,614           14,642,381
Net asset value of shares issued upon
  reinvestment of distributions.......       2,534,303           14,225,101
Payments for shares redeemed..........     (16,991,018)         (35,351,313)
                                          ------------         ------------
 Net increase (decrease) in net assets
 from fund share transactions.........       6,055,899           (6,483,831)
                                          ------------         ------------
Net change in net assets..............       1,907,898            6,815,687
NET ASSETS:
Beginning of period...................     214,411,503          207,595,816
                                          ------------         ------------
End of period.........................    $216,319,401         $214,411,503
                                          ============         ============
End of period net assets includes
 undistributed net investment income..    $  3,363,185         $    918,751
                                          ============         ============
SHARE TRANSACTIONS:
Number of shares sold.................       1,361,058            1,025,848
Number of shares issued upon
  reinvestment of distributions.......         165,101            1,004,027
Number of shares redeemed.............      (1,134,052)          (2,467,556)
                                          ------------         ------------
 Net increase (decrease)..............         392,107             (437,681)
                                          ============         ============



    See Notes to Financial Statements.                                        71

AETNA GENERATION PORTFOLIOS, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                                      CROSSROADS
                                         ------------------------------------
                                            YEAR ENDED          YEAR ENDED
                                         DECEMBER 31, 2000   DECEMBER 31, 1999
                                         -----------------   -----------------
FROM OPERATIONS:
Net investment income .................    $  4,785,487        $  5,834,377
Net realized gain (loss) on investments        (770,816)          8,301,943
Net change in unrealized gain or loss
 on investments........................      (3,259,775)          4,750,921
                                           ------------        ------------
 Net increase in net assets resulting
 from operations.......................         754,896          18,887,241
                                           ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income.............      (1,218,866)         (4,966,477)
From net realized gains................      (2,165,388)         (7,017,489)
                                           ------------        ------------
 Decrease in net assets from
 distributions to shareholders.........      (3,384,254)        (11,983,966)
                                           ------------        ------------
FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold..............      13,879,833          15,649,406
Net asset value of shares issued upon
  reinvestment of distributions........       3,384,254          11,983,966
Payments for shares redeemed...........     (23,226,940)        (30,397,144)
                                           ------------        ------------
 Net decrease in net assets from fund
 share transactions....................      (5,962,853)         (2,763,772)
                                           ------------        ------------
Net change in net assets...............      (8,592,211)          4,139,503
NET ASSETS:
Beginning of period....................     197,701,548         193,562,045
                                           ------------        ------------
End of period..........................    $189,109,337        $197,701,548
                                           ============        ============
End of period net assets includes
 undistributed net investment income...    $  4,761,447        $  1,231,556
                                           ============        ============
SHARE TRANSACTIONS:
Number of shares sold..................       1,007,488           1,164,134
Number of shares issued upon
  reinvestment of distributions........         242,598             902,479
Number of shares redeemed..............      (1,687,694)         (2,241,606)
                                           ------------        ------------
 Net decrease..........................        (437,608)           (174,993)
                                           ============        ============



72 See Notes to Financial Statements.

                                                        LEGACY
                                         ------------------------------------
                                            YEAR ENDED          YEAR ENDED
                                         DECEMBER 31, 2000   DECEMBER 31, 1999
                                         -----------------   -----------------
FROM OPERATIONS:
Net investment income .................    $  4,767,572        $  5,058,747
Net realized gain on investments.......         831,266           4,308,972
Net change in unrealized gain or loss
 on investments........................         310,289             (71,449)
                                           ------------        ------------
 Net increase in net assets resulting
 from operations.......................       5,909,127           9,296,270
                                           ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income.............      (1,046,457)         (4,123,361)
From net realized gains................      (1,364,651)         (3,293,641)
                                           ------------        ------------
 Decrease in net assets from
 distributions to shareholders.........      (2,411,108)         (7,417,002)
                                           ------------        ------------
FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold..............      12,691,612          10,629,306
Net asset value of shares issued upon
  reinvestment of distributions........       2,411,108           7,417,002
Payments for shares redeemed...........     (21,428,760)        (37,245,054)
                                           ------------        ------------
 Net decrease in net assets from fund
 share transactions....................      (6,326,040)        (19,198,746)
                                           ------------        ------------
Net change in net assets...............      (2,828,021)        (17,319,478)
NET ASSETS:
Beginning of period....................     131,206,870         148,526,348
                                           ------------        ------------
End of period..........................    $128,378,849        $131,206,870
                                           ============        ============
End of period net assets includes
 undistributed net investment income...    $  4,740,387        $  1,043,425
                                           ============        ============
SHARE TRANSACTIONS:
Number of shares sold..................       1,000,246             849,143
Number of shares issued upon
  reinvestment of distributions........         188,663             605,625
Number of shares redeemed..............      (1,691,243)         (2,959,102)
                                           ------------        ------------
 Net decrease..........................        (502,334)         (1,504,334)
                                           ============        ============



    See Notes to Financial Statements.                                        73

AETNA GENERATION PORTFOLIOS, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000
1. ORGANIZATION

Aetna Generation Portfolios, Inc. (Fund) is registered under the Investment Company Act of 1940 (the Act) as an open-end management investment company. It was incorporated under the laws of Maryland on October 14, 1994 and is authorized to issue multiple series of shares, each representing a diversified portfolio of investments with its own investment objective, policies and restrictions.

Currently, the Company offers shares of the Aetna Ascent VP, Aetna Crossroads VP and Aetna Legacy VP (individually, a Portfolio and collectively, the Portfolios). Each of these diversified Portfolios commenced investment operations on July 5, 1995. The Portfolios are asset allocation funds that seek to maximize long-term investment returns at varying levels of risk.

The following is each Portfolio's investment objective:

   AETNA ASCENT VP (Ascent) seeks to provide capital appreciation.

   AETNA CROSSROADS VP (Crossroads) seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized).

   AETNA LEGACY VP (Legacy) seeks to provide total return consistent with preservation of capital.

Shares of the Portfolios are offered to insurance company separate accounts that fund both annuity and life insurance contracts and to certain tax-qualified retirement plans. At December 31, 2000, separate accounts of Aetna Life Insurance and Annuity Company (ALIAC) and its affiliates held all shares outstanding of each Portfolio.

On December 13, 2000, Aetna Inc. (Aetna), the indirect parent company of Aeltus Investment Management, Inc. (Aeltus), the investment adviser to the Portfolios, and Aetna Investment Services, LLC (AIS), each Portfolios principal underwriter, sold certain of its financial services and international businesses, including Aeltus and AIS, to ING Groep N.V. (ING). ING is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with almost 100,000 employees.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements of the Portfolios have been prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

A. VALUATION OF INVESTMENTS

Exchange traded equity investments are stated at market values based upon prices furnished by external pricing sources as reported on national securities exchanges. Over-the-counter securities are stated at the last sale price, or if there has been no sale that day, at the mean of the bid and asked prices. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. Short-term investments maturing in sixty days or less are valued at amortized cost, which when combined with accrued interest, approximates market value. Securities and fixed income investments for which market quotations are not considered to be readily available are valued using methods approved by the Board of Directors (Board).

The accounting records of the Portfolios are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange at the end of each day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. The Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain or loss on investments.

B. OPTIONS CONTRACTS

A Portfolio may purchase and write (sell) call options and put options and write
(sell) covered call options as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure.

Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. A Portfolio will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements.

The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

C. FUTURES AND FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument, including an index of stocks, at a set price on a future date. The Portfolios may invest in financial futures contracts as a hedge against their existing portfolio securities, to manage the risk of changes in interest rates, equity prices, currency exchange rates or in anticipation of future purchases and sales of securities.

Upon entering into a financial futures contract, a Portfolio is required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by the Portfolios equal to the daily fluctuations in the market value of the contract. These amounts are recorded by the Portfolios as unrealized gains or losses. When a contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Generally, futures contracts held by the Portfolios are closed prior to expiration.

A forward foreign currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. The Portfolios, where authorized, may use forward foreign currency exchange contracts to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated portfolio securities. Contracts are recorded at market value and marked-to-market daily.

The risks associated with financial futures and forward foreign currency exchange contracts may arise from an imperfect correlation between the change in market value of the securities held by a Portfolio and the price of the contracts. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contracts.

AETNA GENERATION PORTFOLIOS, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2000
Realized and unrealized gains or losses on financial futures and forward foreign currency exchange contracts are reflected in the accompanying financial statements. The amounts at risk under such futures and forward foreign currency exchange contracts may exceed the amounts reflected in the financial statements. The notional amounts (economic exposure) of these contracts are disclosed in the Portfolios of Investments and elsewhere in the Notes to Financial Statements. For federal income tax purposes, any futures and forward foreign currency exchange contracts which remain open at the end of the fiscal year are marked-to-market and the resultant net gain or loss is reported to shareholders as federal taxable income.

D. ILLIQUID AND RESTRICTED SECURITIES

Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Portfolio to sell them promptly at an acceptable price. Restricted securities are those which can only be sold under Rule 144A of the Securities Act of 1933 (1933 Act) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Each Portfolio may invest up to 15% of its total assets in illiquid securities. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board. A Portfolio will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any.

E. DELAYED DELIVERY TRANSACTIONS

A Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such securities are identified in the Portfolios of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, a Portfolio is required to hold liquid assets as collateral with their custodian sufficient to cover the purchase price.

F. FEDERAL INCOME TAXES

Each Portfolio intends to meet the requirements to be taxed as a regulated investment company for the current year. As such, each Portfolio is relieved of federal income taxes by distributing all of its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code (Code). Furthermore, by declaring such distributions during the calender year, each Portfolio will avoid federal excise taxes in accordance with the applicable provisions of the Code. Thus, the financial statements contain no provisions for federal taxes.

G. DISTRIBUTIONS

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, certain futures contracts, certain investments in foreign equity securities and repurchases of certain securities sold at a loss.

H. LINE OF CREDIT

The Fund, Aetna Variable Portfolios, Inc., Aetna Balanced VP, Inc., Aetna Variable Fund, Aetna Income Shares, certain series of Aetna GET Fund and certain series of Aetna Series Fund, Inc., collectively, Aetna Mutual Funds, have entered into a revolving credit facility, of up to $300,000,000, with a syndicate of banks led by Citibank, N.A. The revolving credit facility requires the payment of an annual commitment fee of 0.09% based on the average daily unused amount of the credit facility.

Each of the funds will pay its pro rata share of both the agent fee and commitment fee. Generally, borrowings under the facility accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. No borrowings from the line of credit have been made as of December 31, 2000.

I. OTHER

Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on the trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using an effective yield method over the life of the security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio's understanding of the applicable countries tax rules and rates.

3. INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICE FEES

Each Portfolio pays Aeltus an investment advisory fee at an annual rate of 0.60% of its average daily net assets.

Each Portfolio pays Aeltus an administrative services fee in exchange for receiving certain administrative and shareholder services and to compensate Aeltus for supervising the Portfolios' other service providers. Each Portfolio pays Aeltus an administrative services fee at an annual rate based on its average daily net assets. The rate for each Portfolio is 0.075% on the first $5 billion of assets and 0.050% on assets over $5 billion.

Aeltus has entered into a Service Agreement with ALIAC under which ALIAC will provide various administrative and shareholder services for each Portfolio, in exchange for fees payable by Aeltus, of 0.30% of the average daily net assets. For the period ended December 31, 2000, Aeltus paid ALIAC $1,586,509.

4. REIMBURSEMENT AND WAIVER FROM INVESTMENT ADVISER

Aeltus is contractually obligated through December 31, 2001 to reimburse each Portfolio for some or all of its operating expenses or to waive fees in order to maintain a certain expense ratio. Reimbursement and waiver arrangements will increase each Portfolio's total return. Actual expenses for the period ended December 31, 2000 were at or below contractual limits. Actual expense ratios are included in the Financial Highlights.

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

Purchases and sales of investment securities, excluding short-term investments, for the period ended December 31, 2000 were:

                                            COST OF PURCHASES    PROCEEDS FROM SALES
                                            -----------------    -------------------
Ascent                                        $405,265,410     $399,755,711
Crossroads                                     351,327,021      369,436,974
Legacy                                         188,394,915      210,867,145

AETNA GENERATION PORTFOLIOS, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2000
6. CAPITAL LOSS CARRYFORWARD

In accordance with applicable provisions of the Code, as of December 31, 2000, the following capital loss carryforwards had been incurred:

                                                            CAPITAL LOSS       YEAR OF
                                                            CARRYFORWARD     EXPIRATION
                                                            ------------     ----------
Ascent                                                    $840,940              2008
Crossroads                                                 248,967              2008

These capital loss carryforwards may be used to offset future capital gains until their respective expiration date. It is the policy of the Portfolios to reduce future distributions of realized gains to shareholders to the extent of the unexpired capital loss carryforwards.

7. OPTIONS

For the period ended December 31, 2000, the following reflects the written option activity:

                                         PUT OPTIONS WRITTEN

                        -------------------------------------------------------
ASCENT

                        -------------------------------------------------------
Outstanding December           76                $146,072            $--
31, 1999
Written                        --               --                  --
Exercised                      --               --                  --
Expired                      (76)        (146,072)             146,072
Closed                         --               --                  --
                        -------------------------------------------------------
Outstanding December           --                $--                 $146,072
31, 2000
                        -------------------------------------------------------

                                         PUT OPTIONS WRITTEN

                        -------------------------------------------------------
CROSSROADS

                        -------------------------------------------------------
Outstanding December           71        $136,462                  $--
31, 1999
Written                        --               --                  --
Exercised                      --               --                  --
Expired                      (71)        (136,462)             136,462
Closed                         --               --                  --
                        -------------------------------------------------------
Outstanding December           --              $--            $136,462
31, 2000
                        -------------------------------------------------------


                        -------------------------------------------------------
                                         PUT OPTIONS WRITTEN
                        -------------------------------------------------------
LEGACY                    NUMBER OF           PREMIUM             REALIZED
                          CONTRACTS          RECEIVED           GAIN (LOSS)
                        -------------------------------------------------------
Outstanding December    50              $96,100              $--
31, 1999
Written                 --              --                   --
Exercised               --              --                   --
Expired                 (50)            (96,100)             96,100
Closed                  --              --                   --
                        -------------------------------------------------------
Outstanding December    --              $--                  $96,100
31, 2000
                        -------------------------------------------------------

7. OPTIONS (CONTINUED)

8. NEW ACCOUNTING PRONOUNCEMENT

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, (the Guide), which is effective for fiscal years beginning after December 15, 2000. The Guide requires changes for investment company financial statements. These changes are expected to have no impact on the Portfolios' net asset values.

AETNA GENERATION PORTFOLIOS, INC.
FINANCIAL HIGHLIGHTS
ASCENT
ASCENT



Selected data for a fund share outstanding throughout each period:


                         YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED
                        DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                            2000          1999          1998          1997           1996
                        ------------  ------------  ------------  ------------   ------------

Net asset value,
 beginning of period .   $  14.92      $  14.02      $  14.12      $  12.62        $ 10.80
                         --------      --------      --------      --------        -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income       0.23          0.39          0.33          0.25+          0.22+
 Net realized and
 change in unrealized
 gain or loss on
 investments..........      (0.32)         1.56          0.27          2.25           2.29
                         --------      --------      --------      --------        -------
   Total from
    investment
    operations........      (0.09)         1.95          0.60          2.50           2.51
                         --------      --------      --------      --------        -------
LESS DISTRIBUTIONS:
 From net investment
 income...............      (0.06)        (0.33)        (0.35)        (0.34)         (0.23)
 From net realized
 gains on investments       (0.12)        (0.72)        (0.35)        (0.66)         (0.46)
                         --------      --------      --------      --------        -------
   Total distributions      (0.18)        (1.05)        (0.70)        (1.00)         (0.69)
                         --------      --------      --------      --------        -------
Net asset value, end
 of period ...........   $  14.65      $  14.92      $  14.02      $  14.12        $ 12.62
                         ========      ========      ========      ========        =======

Total return* ........      (0.67)%       14.35%         4.30%        19.90%         23.58%
Net assets, end of
 period (000's) ......   $216,319      $214,412      $207,596      $148,810        $45,155
Ratio of net
 investment expenses
 to average net assets       0.75%         0.74%         0.75%         0.75%          0.84%
Ratio of net
 investment income to
 average net assets ..       1.59%         2.31%         2.59%         2.51%          2.53%
Ratio of expenses
 before reimbursement
 and waiver to average
 net assets ..........       0.75%           --            --            --             --
Portfolio turnover
 rate.................     215.15%       135.30%       104.33%       124.82%        109.77%



* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

80 See Notes to Financial Statements.

CROSSROADS
Selected data for a fund share outstanding throughout each period:


                         YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED
                        DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                            2000          1999          1998          1997           1996
                        ------------  ------------  ------------  ------------   ------------

Net asset value,
 beginning of period .   $  13.77      $  13.32      $  13.09      $  11.98        $ 10.74
                         --------      --------      --------      --------        -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income       0.35          0.45          0.38          0.30+          0.27+
 Net realized and
 change in unrealized
 gain or loss on
 investments..........      (0.29)         0.87          0.39          1.79           1.72
                         --------      --------      --------      --------        -------
   Total from
    investment
    operations........       0.06          1.32          0.77          2.09           1.99
                         --------      --------      --------      --------        -------
LESS DISTRIBUTIONS:
 From net investment
 income...............      (0.09)        (0.36)        (0.41)        (0.38)         (0.30)
 From net realized
 gains on investments       (0.16)        (0.51)        (0.13)        (0.60)         (0.45)
                         --------      --------      --------      --------        -------
   Total distributions      (0.25)        (0.87)        (0.54)        (0.98)         (0.75)
                         --------      --------      --------      --------        -------
Net asset value, end
 of period ...........   $  13.58      $  13.77      $  13.32      $  13.09        $ 11.98
                         ========      ========      ========      ========        =======

Total return* ........       0.41%        10.22%         5.91%        17.57%         18.81%
Net assets, end of
 period (000's) ......   $189,109      $197,702      $193,562      $122,990        $37,690
Ratio of net
 investment expenses
 to average net assets       0.70%         0.74%         0.75%         0.75%          0.80%
Ratio of net
 investment income to
 average net assets ..       2.53%         3.05%         3.17%         3.20%          3.01%
Ratio of expenses
 before reimbursement
 and waiver to average
 net assets ..........       0.75%           --            --            --             --
Portfolio turnover
 rate.................     213.33%       142.06%       102.94%       103.08%        105.66%



* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

    See Notes to Financial Statements.                                        81

AETNA GENERATION PORTFOLIOS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)
LEGACY
LEGACY



Selected data for a fund share outstanding throughout each period:


                         YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED
                        DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                            2000          1999          1998          1997           1996
                        ------------  ------------  ------------  ------------   ------------

Net asset value,
 beginning of period .   $  12.49      $  12.37      $  12.10       $ 11.25        $ 10.64
                         --------      --------      --------       -------        -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income       0.49          0.52          0.41          0.36+          0.33+
 Net realized and
 change in unrealized
 gain or loss on
 investments..........       0.11          0.34          0.43          1.26           1.15
                         --------      --------      --------       -------        -------
   Total from
    investment
    operations........       0.60          0.86          0.84          1.62           1.48
                         --------      --------      --------       -------        -------
LESS DISTRIBUTIONS:
 From net investment
 income...............      (0.11)        (0.41)        (0.41)        (0.39)         (0.36)
 From net realized
 gains on investments       (0.14)        (0.33)        (0.16)        (0.38)         (0.51)
                         --------      --------      --------       -------        -------
   Total distributions      (0.25)        (0.74)        (0.57)        (0.77)         (0.87)
                         --------      --------      --------       -------        -------
Net asset value, end
 of period............   $  12.84      $  12.49      $  12.37       $ 12.10        $ 11.25
                         ========      ========      ========       =======        =======

Total return* ........       4.81%         7.10%         6.94%        14.50%         14.19%
Net assets, end of
 period (000's) ......   $128,379      $131,207      $148,526       $81,650        $27,754
Ratio of net
 investment expenses
 to average net assets       0.65%         0.75%         0.76%         0.75%          0.80%
Ratio of net
 investment income to
 average net assets ..       3.81%         3.75%         3.81%         3.75%          3.45%
Ratio of expenses
 before reimbursement
 and waiver to average
 net assets ..........       0.76%           --            --            --             --
Portfolio turnover
 rate.................     180.15%       139.77%       103.71%        85.01%        111.11%



* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

82 See Notes to Financial Statements.

                          INDEPENDENT AUDITORS' REPORT




The Board of Directors and Shareholders
Aetna Generation Portfolios, Inc.:

We have audited the accompanying statements of assets and liabilities of Aetna Ascent VP, Aetna Crossroads VP and Aetna Legacy VP, each a series of Aetna Generation Portfolios, Inc. (collectively the Generation Portfolios), including the portfolios of investments as of December 31, 2000, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Generation Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects the financial position of the Aetna Ascent VP, Aetna Crossroads VP and Aetna Legacy VP as of December 31, 2000, the results of their operations for the year then ended, changes in their net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.






Hartford, Connecticut
February 2, 2001

AETNA GENERATION PORTFOLIOS, INC.
ADDITIONAL INFORMATION (UNAUDITED)
DECEMBER 31, 2000
1. FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE FISCAL YEAR
In accordance with federal tax authorities, certain portions of the dividends taxable as ordinary income qualify for the corporate dividends received deduction. The following percentages reflect the portions of such dividends paid:

Ascent         4.73%
Crossroads     3.57%
Legacy         2.44%


In accordance with federal tax authorities, Crossroads paid $93,406 and $0.007 of aggregate and per share dividends, respectively, which qualify to be taxed at long-term capital gain rates.

2. SHAREHOLDER MEETING
The shareholders of Aetna, voted in favor of a proposal to sell certain of Aetna's businesses, including Aeltus, to ING. Consummation of the transaction resulted in Aeltus becoming an indirect wholly-owned subsidiary of ING in December 2000.

Under the Act, the transaction resulted in a change in control of Aeltus and therefore, constituted an assignment of the Fund investment advisory agreements. Consequently, Aeltus received approval of new investment advisory agreements from the Board and the shareholders of each Portfolio. The results of the shareholder meeting held on November 22, 2000, are as follows:

A. ELECTION OF DIRECTORS
The following individuals were elected to serve as Directors of the Fund. Every individual named served as a Director prior to this election and there are no other individuals currently serving as Directors of the Fund.

                          NUMBER OF                % OF VOTES
                                             -------------------------
                        SHARES VOTING        CAST FOR        WITHHELD
                        ----------------     ----------     ----------
Albert E. DePrince Jr.
                        22,080,624.208       98.197%          1.803%
Maria T. Fighetti
                        22,080,624.208       98.200%          1.800%
J. Scott Fox
                        22,080,624.208       98.202%          1.798%
David L. Grove
                        22,080,624.208       98.160%          1.840%
John Y. Kim
                        22,080,624.208       98.202%          1.798%
Sidney Koch
                        22,080,624.208       98.202%          1.798%
Corine T. Norgaard
                        22,080,624.208       98.202%          1.798%
Richard G. Scheide
                        22,080,624.208       98.202%          1.798%

B. APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
Shareholders of each Portfolio voted to approve a new investment advisory agreement (Agreement) between the Fund (on behalf of each Portfolio) and Aeltus. The Agreements contain no change in advisory fees payable to Aeltus.

                     NUMBER OF                         % OF VOTES
                                       --------------------------------------------
                   SHARES VOTING       CAST FOR       CAST AGAINST        ABSTAIN
                   ---------------     ----------     --------------     ----------
Ascent
                   7,999,793.824       95.421%           1.148%            3.431%
Crossroads
                   7,787,840.242       90.330%           1.775%            7.895%
Legacy
                   6,292,990.142       93.363%           1.441%            5.196%



C. RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
Shareholders of the Portfolios approved the selection of KPMG LLP as independent auditors for the year ending December 31, 2001.

                     NUMBER OF                          % OF VOTES
                                        --------------------------------------------
                   SHARES VOTING        CAST FOR       CAST AGAINST        ABSTAIN
                   ----------------     ----------     --------------     ----------
KPMG LLP
                   22,080,624.208       94.197%           0.585%            5.218%